                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

      Corporate Flexible Premium Variable Universal Life Insurance Policies

 Issued by Nationwide Life and Annuity Insurance Company through its Nationwide
                             VL Separate Account-D.

                   The date of this prospectus is May 1, 2001.

This prospectus contains basic information you should know about the policies before investing. Please read it and keep it for future reference.

The following underlying mutual funds are available under the policies (not all underlying mutual funds are available in every state):

FIDELITY VARIABLE INSURANCE PRODUCTS FUND
 - VIP Equity-Income Portfolio: Service Class
 - VIP Growth Portfolio: Service Class
 - VIP High Income Portfolio: Service Class
 - VIP Overseas Portfolio: Service Class

FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
 - VIP II Asset Manager Portfolio: Service Class
 - VIP II Asset Manager: Growth Portfolio: Service Class
 - VIP II Contrafund(R) Portfolio: Service Class
 - VIP II Index 500 Portfolio

FIDELITY VARIABLE INSURANCE PRODUCTS FUND III
 - VIP III Balanced Portfolio: Service Class
 - VIP III Growth & Income Portfolio: Service Class
 - VIP III Growth Opportunities Portfolio: Service Class
 - VIP III Mid Cap Portfolio: Service Class

NATIONWIDE SEPARATE ACCOUNT TRUST ("NSAT")
 - Capital Appreciation Fund
 - Government Bond Fund
 - Money Market Fund
 - Nationwide(R) Small Company Fund (subadvisers: The Dreyfus Corporation, Neuberger Berman, LLC, Lazard Asset Management, Strong Capital Management, Inc., and Waddell & Reed Investment Management Company)
 - Total Return Fund

In the future, additional underlying mutual funds managed by certain financial institutions or brokerage firms may be added to the variable account. These additional underlying mutual funds may be offered exclusively to purchasing customers of the particular financial institution or brokerage firm.

For general information or to obtain FREE copies of the:
 - prospectus, annual report or semi-annual report for any underlying mutual fund; and
 - any required Nationwide forms,

call:

         1-800-547-7548
   TDD   1-800-238-3035

or write:

   NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
   P.O. BOX 182150
   COLUMBUS, OHIO 43218-2150

Material incorporated by reference to this prospectus can be found on the SEC website at:

                                   www.sec.gov

THIS POLICY:

 - is NOT a bank deposit
 - is NOT FDIC insured
 - is NOT insured or endorsed by a bank or any federal government agency
 - is NOT available in every state
 - MAY go down in value

The life insurance policies offered by this prospectus are corporate flexible premium variable universal life insurance policies. They are designed for use by corporations and employers to provide life insurance coverage and the flexibility to vary the amount and frequency of premium payments. A cash surrender value may be offered if the policy is terminated during the lifetime of the insured.

The purpose of this policy is to provide life insurance protection for the beneficiary named in the policy. No claim is made that the policy is in any way similar or comparable to a systematic investment plan of a mutual fund.

The death benefit and cash value of this policy may vary to reflect the experience of the Nationwide VL Separate Account-D (the "variable account") or the fixed account, depending on how premium payments are invested.

Investors assume certain risks when investing in the policies, including the risk of losing money.

Nationwide guarantees the death benefit for as long as the policy is in force. The cash surrender value is not
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guaranteed. The policy will lapse if the cash surrender value is insufficient to cover policy charges.

Benefits described in this prospectus may not be available in every jurisdiction
- refer to your policy for specific benefit information.

THIS PROSPECTUS IS NOT AN OFFERING IN ANY JURISDICTION WHERE SUCH OFFERING MAY NOT LAWFULLY BE MADE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


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
GLOSSARY OF SPECIAL TERMS

ATTAINED AGE- The insured's age on the policy date, plus the number of full years since the policy date.

ACCUMULATION UNIT- An accounting unit of measure used to calculate the cash value of the variable account.

FIXED ACCOUNT- An investment option which is funded by the general account of Nationwide.

GENERAL ACCOUNT- All assets of Nationwide other than those of the variable account or in other separate accounts that have been or may be established by Nationwide.

GUIDELINE LEVEL PREMIUM- The level annual premiums required to mature the policy under guaranteed mortality and current expense charges, and an interest rate of 4%. The guideline level premium is calculated pursuant to the Internal Revenue Code.

MATURITY DATE- The policy anniversary on or next following the insured's 100th birthday.

NATIONWIDE- Nationwide Life and Annuity Insurance Company.

NET AMOUNT AT RISK- The death benefit minus the cash value. On a monthly anniversary date, the net amount at risk is the death benefit minus the cash value prior to subtraction of the base policy cost of insurance charge.

NET PREMIUMS- The actual premiums minus the percent of premium charges. The percent of premium charges are shown on the policy data page.

SUB-ACCOUNTS- Divisions of the variable account to which underlying mutual fund shares are allocated and for which accumulation units are separately maintained.

VALUATION PERIOD- Each day the New York Stock Exchange is open.

VARIABLE ACCOUNT- Nationwide VL Separate Account-D, a separate account of Nationwide Life and Annuity Insurance Company that contains variable account allocations. The variable account is divided into sub-accounts, each of which invests in shares of a separate underlying mutual fund.


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
TABLE OF CONTENTS

GLOSSARY OF SPECIAL TERMS..................................................    3

SUMMARY OF POLICY EXPENSES.................................................    5

UNDERLYING MUTUAL FUND ANNUAL EXPENSES.....................................    6

SYNOPSIS OF THE POLICIES...................................................    7
      Cash Surrender Value
      Premiums
      Taxation
      Nonparticipating Policies
      Riders
      Policy Cancellation

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY..............................    7
      Custodian of Assets
      Other Contracts Issued by Nationwide

NATIONWIDE INVESTMENT SERVICES CORPORATION.................................    7

INVESTING IN THE POLICY....................................................    7
      The Variable Account and Underlying Mutual Funds
      The Fixed Account

INFORMATION ABOUT THE POLICIES.............................................    9
      Minimum Requirements for Policy Issuance
      Premium Payments
      Pricing

POLICY CHARGES.............................................................   10
      Sales Load
      Tax Load
      Monthly Cost of Insurance
      Monthly Administrative Charge
      Mortality and Expense Risk Charge
      Income Tax
      Reduction of Charges

SURRENDERING THE POLICY FOR CASH...........................................   11
      Surrender (Redemption)
      Cash Surrender Value
      Partial Surrenders
      Income Tax Withholding

VARIATION IN CASH VALUE....................................................   13

POLICY PROVISIONS..........................................................   13
      Policy Owner
      Beneficiary
      Changes in Existing Insurance Coverage

OPERATION OF THE POLICY....................................................   14
      Allocation of Net Premium and Cash Value
      How the Investment Experience is Determined
      Net Investment Factor
      Determining the Cash Value
      Transfers

RIGHT TO REVOKE............................................................   15

POLICY LOANS...............................................................   16
      Taking a Policy Loan
      Effect on Investment Performance
      Interest
      Effect on Death Benefit and Cash Value
      Repayment

ASSIGNMENT.................................................................   17

POLICY OWNER SERVICES......................................................   17
      Dollar Cost Averaging

DEATH BENEFIT INFORMATION..................................................   17
      Calculation of the Death Benefit
      Changes in the Death Benefit Option
      Proceeds Payable on Death
      Incontestability
      Error in Age
      Suicide
      Maturity Proceeds

RIGHT OF CONVERSION........................................................   20

GRACE PERIOD...............................................................   20
      Reinstatement

TAX MATTERS................................................................   20
      Policy Proceeds
      Withholding
      Federal Estate and Generation-Skipping Transfers Taxes
      Non-Resident Aliens
      Taxation of Nationwide
      Tax Changes

LEGAL CONSIDERATIONS.......................................................   23

STATE REGULATION...........................................................   23

REPORTS TO POLICY OWNERS...................................................   23

ADVERTISING................................................................   23

LEGAL PROCEEDINGS..........................................................   23

EXPERTS....................................................................   24

REGISTRATION STATEMENT.....................................................   24

DISTRIBUTION OF THE POLICIES...............................................   24

ADDITIONAL INFORMATION ABOUT NATIONWIDE....................................   26

APPENDIX A: OBJECTIVES FOR UNDERLYING MUTUAL FUNDS.........................   33

APPENDIX B: ILLUSTRATIONS OF CASH VALUES, CASH SURRENDER VALUES, AND
      DEATH BENEFITS.......................................................   36

APPENDIX C: PERFORMANCE SUMMARY INFORMATION................................   42



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SUMMARY OF POLICY EXPENSES

Nationwide deducts certain charges from the policy. Charges are assessed for administrative, tax and sales expenses, providing life insurance protection and assuming the mortality and expense risks.

Nationwide deducts a sales load and a tax load from premium payments. The sales load is guaranteed never to exceed 5.5% of each premium payment during the first 7 policy years and 2.0% thereafter. Currently, the sales load is 3.0% of the premium payment plus 2.5% of premiums up to the target premium during the first 7 policy years, and 0% on all premiums thereafter. The tax load is approximately 3.5% of premiums for all states (see "Sales Load" and "Tax Load").

The mortality and expense risk charge is guaranteed not to exceed an annualized rate of 0.75% of the daily net assets of the variable account. Currently, this annual effective rate will be 0.40% in policy years 1-4, 0.25% in policy years 5-20, and 0.10% thereafter.

Nationwide deducts the following charges monthly from the cash value of the policy:

 - cost of insurance;
 - cost of any additional benefits provided by riders to the policy; and
 - administrative expense charge.

Currently, the administrative expense charge is $5 per month. The administrative expense charge is guaranteed not to exceed $10 per month.

The sum of the monthly charges (cost of insurance, cost of riders, and administrative expense charge) is referred to throughout this prospectus as the "monthly deduction."

Nationwide does not deduct a surrender charge from the policy.

For more information about any policy charge, see "Policy Charges" in this prospectus.


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
                     UNDERLYING MUTUAL FUND ANNUAL EXPENSES
                          (AFTER EXPENSE REIMBURSEMENT)

                                                                    Management        Other        12b-1       Total Mutual
                                                                       Fees          Expenses      Fees        Fund Expenses
                                                                    ----------       --------      ----        -------------
Fidelity VIP Equity-Income Portfolio: Service Class(1)                0.48%            0.08%       0.10%           0.66%
Fidelity VIP Growth Portfolio: Service Class(1)                       0.57%            0.09%       0.10%           0.76%
Fidelity VIP High Income Portfolio: Service Class                     0.58%            0.10%       0.10%           0.78%
Fidelity VIP Overseas Portfolio: Service Class(1)                     0.72%            0.17%       0.10%           0.99%
Fidelity VIP II Asset Manager Portfolio: Service Class(1)             0.53%            0.09%       0.10%           0.72%
Fidelity VIP II Asset Manager: Growth Portfolio: Service Class(1)     0.58%            0.12%       0.10%           0.80%
Fidelity VIP II Contrafund(R) Portfolio: Service Class(1)             0.57%            0.09%       0.10%           0.76%
Fidelity VIP II Index 500 Portfolio(2)                                0.24%            0.09%       0.00%           0.33%
Fidelity VIP III Balanced Portfolio: Service Class(1)                 0.43%            0.15%       0.10%           0.68%
Fidelity VIP III Growth & Income Portfolio: Service Class(1)          0.48%            0.11%       0.10%           0.69%
Fidelity VIP III Growth Opportunities Portfolio: Service Class(1)     0.58%            0.11%       0.10%           0.79%
Fidelity VIP III Mid Cap Portfolio: Service Class(1)                  0.57%            0.17%       0.10%           0.84%
NSAT Capital Appreciation Fund                                        0.60%            0.20%       0.00%           0.80%
NSAT Government Bond Fund                                             0.50%            0.16%       0.00%           0.66%
NSAT Money Market Fund                                                0.39%            0.16%       0.00%           0.55%
NSAT Nationwide Small Company Fund                                    0.93%            0.28%       0.00%           1.21%
NSAT Total Return Fund                                                0.58%            0.20%       0.00%           0.78%

(1) Actual Annual Class operating expenses were lower because a portion of the brokerage commissions that the Fund paid was used to reduce the Fund's expenses, and/or because through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses.

(2) The Fund manager for the Fidelity VIP II Index 500 Portfolio has voluntarily agreed to reimburse the Fund's expenses if they exceed a certain level. Including this reimbursement, the total underlying mutual fund expenses were 0.28%. This arrangement may be discontinued by the Fund's manager at any time.

The expenses shown above are deducted by the underlying mutual fund before it provides Nationwide with the daily net asset value. Nationwide then deducts applicable variable account charges from the net asset value in calculating the unit value of the corresponding sub-account. The management fees and other expenses are more fully described in the prospectus for each underlying mutual fund. Information relating to the underlying mutual funds was provided by the underlying mutual funds and not independently verified by Nationwide.

Some underlying mutual funds are subject to fee waivers and expense reimbursements. The following chart shows what the expenses would have been for such funds without fee waivers and expense reimbursements.

                                  Management          Other            12b-1          Total Mutual
                                     Fees            Expenses          Fees           Fund Expenses
                                  ----------         --------         ------          -------------
NSAT Capital Appreciation Fund      0.60%              0.23%          0.00%               0.83%
NSAT Government Bond Fund           0.50%              0.23%          0.00%               0.73%
NSAT Money Market Fund              0.39%              0.22%          0.00%               0.61%
NSAT Total Return Fund              0.58%              0.23%          0.00%               0.81%

SYNOPSIS OF THE POLICIES

The policy offered by this prospectus provides for life insurance coverage on the insured. The death benefit and cash value of the policy may increase or decrease to reflect the performance of the investment options chosen by the policy owner (see "Death Benefit Information").

CASH SURRENDER VALUE

If the policy is terminated during the insured's lifetime, a cash surrender value may be payable under the policy. However, there is no guaranteed cash surrender value (see "Variation in Cash Value "). The policy will lapse without value if the cash surrender value falls below what is needed to cover policy charges.

PREMIUMS

The minimum initial premium for which a policy may be issued is equal to three monthly deductions. The initial premium is shown on the policy data page. Each premium payment must be at least $50.

Additional premium payments may be made at any time while the policy is in force (see "Premium Payments").

TAXATION

The policies described in this prospectus meet the definition of "life insurance" under Section 7702 of the Internal Revenue Code. Nationwide will monitor compliance with the tests provided by Section 7702 to insure the policies continue to receive this favored tax treatment (see "Tax Matters").

NONPARTICIPATING POLICIES

The policies are nonparticipating policies on which no dividends are payable. The policies do not share in the profits or surplus earnings of Nationwide.

RIDERS

A rider may be added to the policy (availability varies by state).

Riders currently include:
    -   Additional Protection Rider;
    -   Change of Insured Rider; and
    -   Maturity Extension Rider.

POLICY CANCELLATION

Policy owners may return the policy for any reason within certain time periods and Nationwide will refund the policy value or the amount required by law.

Policy owners may return the policy for any reason before the latest of:

    -   10 days after receiving the policy;

    -   45 days after signing the application; or

    - 10 days after Nationwide mails or delivers a Notice of Right of Withdrawal.

See "Right to Revoke."

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

Nationwide is a stock life insurance company organized under the laws of the State of Ohio in February 1981 with its home office at One Nationwide Plaza, Columbus, Ohio 43215. Nationwide is a provider of life insurance, annuities and retirement products. It is admitted to do business in 48 states and the District of Columbia.

CUSTODIAN OF ASSETS

Nationwide serves as the custodian of the assets of the variable account.

OTHER CONTRACTS ISSUED BY NATIONWIDE

Nationwide offers variable contracts and policies with benefits that vary in accordance with the investment experience of a separate account of Nationwide.

NATIONWIDE INVESTMENT SERVICES CORPORATION

The policies are distributed by Nationwide Investment Services Corporation ("NISC"), Two Nationwide Plaza, Columbus, Ohio 43215. (For policies issued in the State of Michigan, all references to NISC will mean Nationwide Investment Svcs. Corporation.) NISC is a wholly owned subsidiary of Nationwide Life Insurance Company, the parent of Nationwide.

INVESTING IN THE POLICY

THE VARIABLE ACCOUNT AND UNDERLYING MUTUAL FUNDS

Nationwide VL Separate Account-D is a separate account that invests in the underlying mutual funds listed in Appendix A. Nationwide established the separate account on May 22, 1998, pursuant to Ohio law. Although the separate account is registered with the SEC as a unit investment trust pursuant to the Investment Company Act of 1940 ("1940 Act"), the SEC does not supervise the management of Nationwide or the variable account.

Income, gains, and losses credited to, or charged against, the variable account reflect the variable account's own investment experience and not the investment experience of Nationwide's other assets. The variable account's assets are held separately from Nationwide's assets and are not chargeable with liabilities incurred in any other business of Nationwide. Nationwide is obligated to pay all amounts promised to policy owners under the policies.


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
The variable account is divided into sub-accounts. Policy owners elect to have net premiums allocated among the sub-accounts and the fixed account at the time of application.

Nationwide uses the assets of each sub-account to buy shares of the underlying mutual funds based on policy owner instructions. A policy's investment performance depends upon the performance of the underlying mutual funds chosen by the policy owner.

Each underlying mutual fund's prospectus contains more detailed information about that fund. Prospectuses for the underlying mutual funds should be read in conjunction with this prospectus.

Underlying mutual funds in the variable account are NOT publicly traded mutual funds. They are only available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

The investment advisers of the underlying mutual funds may manage publicly traded funds with similar names and investment objectives. However, the underlying mutual funds are NOT directly related to any publicly traded mutual fund. Policy owners should not compare the performance of a publicly traded fund with the performance of underlying mutual funds participating in the variable account. The performance of the underlying mutual funds could differ substantially from that of any publicly traded funds.

Changes of Investment Policy

Nationwide may materially change the investment policy of the variable account. Nationwide must inform policy owners and obtain all necessary regulatory approvals. Any change must be submitted to the various state insurance departments which may disapprove it if deemed detrimental to the interests of the policy owners or if it renders Nationwide's operations hazardous to the public. If a policy owner objects, the policy owner may elect to transfer all sub-account cash values to the fixed account. No transfer charge will be assessed. The policy owner has the later of 60 days (6 months in Pennsylvania) from the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of the change to make the transfer.

Voting Rights

Policy owners who have allocated assets to the underlying mutual funds are entitled to certain voting rights. Nationwide will vote policy owner shares at special shareholder meetings based on policy owner instructions. However, if the law changes allowing Nationwide to vote in its own right, it may elect to do so.

Policy owners with voting interests in an underlying mutual fund will be notified of issues requiring the shareholder's vote as soon as possible prior to the shareholder meeting. Notification will contain proxy materials, and a form to return to Nationwide with voting instructions. Nationwide will vote shares for which no instructions are received in the same proportion as those that are received.

The number of shares which a policy owner may vote is determined by dividing the cash value of the amount they have allocated to an underlying mutual fund by the net asset value of that underlying mutual fund. Nationwide will designate a date for this determination not more than 90 days before the shareholder meeting.

Changes within the Variable Account

Nationwide may, from time to time, create additional sub-accounts in the variable account. These sub-accounts may not be available to all policy owners. Nationwide also has the right to eliminate sub-accounts from the variable account, to combine two or more investment divisions, or to substitute a new underlying mutual fund for the underlying mutual fund in which a sub-account invests.

A substitution may become necessary if, in Nationwide's judgment, an underlying mutual fund no longer suits the purposes of the policies. This may happen due to:

-   a change in laws or regulations;

- a change in the underlying mutual fund's investment objectives or restrictions;

-   an underlying mutual fund no longer being available for investment; or

-   some other reason.

In general, Nationwide may consider substituting an underlying mutual fund in which one of the sub-accounts invests under the following circumstances:

- if a conflict of interest arises with the underlying mutual fund's investment manager or other investors in the same underlying mutual fund;

- if the personnel of the underlying mutual fund's manager changes in a way Nationwide deems unfavorable;

- if the underlying mutual fund's manager does not control risks consistent with the underlying mutual fund's investment objectives and methods;

- if an underlying mutual fund's investment performance is unsatisfactory over a period of time compared to relevant benchmarks, taking into account the underlying mutual fund's investment objectives and methods; or

- if an underlying mutual fund's investment manager resigns or otherwise ceases to manage the underlying mutual fund's assets.

The approval of policy owners is not required for such a substitution, and policy owners have no legal right to compel such a substitution. No substitution of securities in the variable account may take place without an order from the SEC and under such requirements as it may impose.

Subject to any required regulatory approvals, Nationwide reserves the right to transfer assets of the variable account or of any of the sub-accounts to another separate account or sub-account that Nationwide determines to be associated with the class of policies to which the policy belongs, to another separate account or to another investment division.

Where permitted by law, Nationwide reserves the right to:

    1) register or deregister the variable account under the Investment Company Act of 1940, subject to an order from the SEC;

    2) operate the variable account as a managed separate account or any other form of organization permitted by applicable law;

    3) reserve, restrict, or eliminate any voting rights of policy owners, or other persons who have voting rights through the variable account; and

    4) combine the variable account with other separate accounts, subject to an order from the SEC.

Material Conflicts

The underlying mutual funds may be offered through separate accounts of other insurance companies, as well as through other separate accounts of Nationwide. Nationwide does not anticipate any disadvantages to this. However, it is possible that a conflict may arise between the interests of the variable account and one or more of the other separate accounts in which these underlying mutual funds participate.

Material conflicts may occur due to a change in law affecting the operations of variable life insurance policies and variable annuity contracts, or differences in the voting instructions of the contract owners and those of other companies. If a material conflict occurs, Nationwide will take whatever steps are necessary to protect contract owners and variable annuity payees, including withdrawal of the variable account from participation in the underlying mutual fund(s) involved in the conflict.

THE FIXED ACCOUNT

The fixed account is an investment option that is funded by assets of Nationwide's general account. The general account contains all of Nationwide's assets other than those in this and other Nationwide separate accounts. The general account is used to support Nationwide's annuity and insurance obligations and may contain compensation for mortality and expense risks.

Under exemptive and exclusionary provisions, interests in the general account have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein is subject to the provisions of these Acts, and Nationwide has been advised that the staff of the SEC has not reviewed the disclosures in this prospectus relating to the fixed account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the federal securities laws concerning the accuracy and completeness of statements made in prospectuses.

Premium payments will be allocated to the fixed account by election of the policy owner.

The investment income earned by the fixed account will be allocated to the policies at varying rate(s) set by Nationwide. The guaranteed rate for any premium payment will be effective for not less than twelve months. Nationwide guarantees that the rate will not be less than 3.0% per year.

Any interest in excess of 3.0% will be credited to fixed account allocations at Nationwide's sole discretion. The policy owner assumes the risk that interest credited to fixed account allocations may not exceed the minimum guarantee of 3.0% for any given year.

New premium payments deposited to the contract which are allocated to the fixed account may receive a different rate of interest than amounts transferred from the sub-accounts to the fixed account and amounts maturing in the fixed account.

The fixed account is not available for policies issued in the State of Texas.

Nationwide may be required by state law to reserve the right to postpone payment of assets in the fixed account for a period of up to 6 months from the date of the surrender request.

INFORMATION ABOUT THE POLICIES

MINIMUM REQUIREMENTS FOR POLICY ISSUANCE

This policy provides life insurance coverage with the flexibility to vary the amount and frequency of premium payments. Minimum requirements for policy issuance include:

    -   the insured must be age 80 or younger;

    - Nationwide may require satisfactory evidence of insurability (including a medical exam); and

    -   a minimum specified amount of $50,000.

PREMIUM PAYMENTS

Each premium payment must be at least $50. The initial premium is payable in full at Nationwide's home office or to an authorized agent of Nationwide.

Upon payment of the initial premium, temporary insurance may be provided. Issuance of the continuing insurance coverage is dependent upon completion of all underwriting requirements, payment of initial premium, and delivery of the policy while the insured is still living.

Additional premium payments may be made at any time while the policy is in force, subject to the following conditions:

    - Nationwide may require satisfactory evidence of insurability before accepting any additional premium payment which results in an increase in the net amount at risk.

    - Premium payments in excess of the premium limit established by the IRS to qualify the policy as a contract for life insurance will be refunded.

    - Nationwide may require policy indebtedness be repaid prior to accepting any additional premium payments.

Additional premium payments or other changes to the policy may jeopardize the policy's non-modified endowment status. Nationwide will monitor premiums paid and other policy transactions and will notify the policy owner when non-modified endowment contract status is in jeopardy.

Nationwide will send scheduled premium payment reminder notices to policy owners according to the premium mode shown on the policy data page.

PRICING

Premiums will not be priced when the New York Stock Exchange is closed or on the following nationally recognized holidays:

-   New Year's Day
-   Martin Luther King, Jr. Day
-   Presidents' Day
-   Good Friday
-   Memorial Day
-   Independence Day
-   Labor Day
-   Thanksgiving
-   Christmas


Nationwide also will not price purchase payments if:

    1)  trading on the New York Stock Exchange is restricted;

    2) an emergency exists making disposal or valuation of securities held in the variable account impracticable; or

    3) the SEC, by order, permits a suspension or postponement for the protection of security holders.

Rules and regulations of the SEC will govern as to when the conditions described in (2) and (3) exist. If Nationwide is closed on days when the New York Stock Exchange is open, policy value may be affected since the policy owner would not have access to their account.

POLICY CHARGES

SALES LOAD

Nationwide deducts a sales load from each premium payment received. It is guaranteed never to exceed 5.5% of each premium payment during the first 7 policy years and 2% thereafter. Currently, the sales load is 3% of the premium payment plus 2.5% of premiums up to the target premium during the first 7 policy years, and 0% on all premiums thereafter. The target premium is a premium based upon the specified amount; it is the level annual premium amount at which the sales load is reduced on a current basis.

TAX LOAD

Nationwide deducts a tax load equal to 3.5% from all premium payments. This charge is associated with the premium taxes imposed by various state and local jurisdictions and by the federal government under Section 848 of the Internal Revenue Code. The tax load may not equal the assessment paid by Nationwide during any particular year.

MONTHLY COST OF INSURANCE

The monthly cost of insurance charge for each policy month is determined by multiplying the monthly cost of insurance rate by the net amount at risk. This deduction is charged proportionately to the cash value in each sub-account and the fixed account.

If death benefit Option 1 is in effect and there have been increases in the specified amount, then the cash value will first be considered a part of the initial specified amount. If the cash value exceeds the initial specified amount, the excess will then be considered a part of the additional increases, in specified amount resulting from the increases, in the order of the increases.

Monthly cost of insurance rates will be unisex and will not exceed those guaranteed in the policy. Guaranteed cost of insurance rates are based on the 1980 Commissioners' Standard Ordinary Male Mortality Table, Age Last Birthday, aggregate as to tobacco status

(1980 CSO). Guaranteed cost of insurance rates for policies issued on a substandard basis are based on appropriate percentage multiples of the 1980 CSO.

The rate class of an insured may affect the cost of insurance rate. Nationwide currently places insureds into both standard rate classes and substandard rate classes that involve a higher mortality risk. In an otherwise identical policy, an insured in the standard rate class will have a lower cost of insurance than an insured in a rate class with higher mortality risks. Nationwide may also issue certain policies on a "non-medical," guaranteed issue, or simplified issue basis to certain categories of individuals. Due to the underwriting criteria established for policies issued on a non-medical basis, actual rates will be higher than the current cost of insurance rates being charged under policies that are medically underwritten.

MONTHLY ADMINISTRATIVE CHARGE

Nationwide deducts an administrative expense charge proportionately from the cash value in each sub-account and the fixed account on a monthly basis. This charge reimburses Nationwide for certain actual expenses related to maintenance of the policies, including accounting and record keeping, and periodic reporting to policy owners. Nationwide does not expect to recover any amount in excess of aggregate maintenance expenses from this charge. Currently, this charge is $5 per month. Nationwide may, at its sole discretion, increase this charge. However, Nationwide guarantees that this charge will never exceed $10 per month.

MORTALITY AND EXPENSE RISK CHARGE

Nationwide assumes certain risks for guaranteeing the mortality and expense charges. The mortality risk assumed under the policies is that the insured may not live as long as expected. The expense risk assumed is that the actual expenses incurred in issuing and administering the policies may be greater than expected. In addition, Nationwide assumes risks associated with the non-recovery of policy issue, underwriting and other administrative expenses due to policies that lapse or are surrendered in the early policy years.

Nationwide deducts the mortality and expense risk charge from the variable account on a daily basis. The charge is deducted proportionally from the cash value in each sub-account. The mortality and expense risk charge compensates Nationwide for assuming risks associated with mortality and administrative costs. The charge is guaranteed not to exceed an annualized rate of 0.75% of the daily net assets of the variable account. On a current basis, this rate will be equal to an annualized rate of 0.40% of the daily nets assets of the variable account in policy years 1-4, 0.25% in policy years 5-20, and 0.10% thereafter.

Nationwide may realize a profit from this charge. Unrecovered expenses are borne by Nationwide's general assets which may include profits, if any, from mortality and expense risk charges.

INCOME TAX

No charge is assessed to policy owners for income taxes incurred by Nationwide as a result of the operations of the sub-accounts. However, Nationwide reserves the right to assess a charge for income taxes against the variable account if income taxes are incurred.

REDUCTION OF CHARGES

The policy is available for purchase by individuals, corporations and other groups. Nationwide may reduce or eliminate certain charges (sales load, monthly administrative charge, monthly cost of insurance charge, or other charges) and Nationwide may modify the cash surrender value enhancement, where the size or nature of the group results in savings in sales, underwriting, administrative or other costs to Nationwide. These charges may be reduced in certain group or sponsored arrangements made available by Nationwide (including employees of Nationwide and their families).

Eligibility for reduction in charges and the amount of any reduction is determined by a number of factors, including:

    -   the number of insureds;

    -   the total premium expected to be paid;

    -   total assets under management for the policy owner;

    -   the nature of the relationship among individual insureds;

    -   the purpose for which the policies are being purchased;

    -   the expected persistency of individual policies; and

    - any other circumstances which are rationally related to the expected reduction in expenses.

The extent and nature of reductions may change from time to time. The charge structure may vary. Variations are determined in a manner not unfairly discriminatory to policy owners which reflects differences in costs of services.

SURRENDERING THE POLICY FOR CASH

SURRENDER (REDEMPTION)

Policies may be surrendered for the cash surrender value any time while the insured is living. The cancellation will be effective as of the date Nationwide receives the policy accompanied by a signed, written request for cancellation. In some cases, Nationwide may require additional documentation of a customary nature.

Nationwide may be required by state law to reserve the right to postpone payment of assets in the fixed account for a period of up to six months from the date of the surrender request.

CASH SURRENDER VALUE

The cash surrender value increases or decreases daily to reflect the investment experience of the variable account, the daily crediting of interest in the fixed account, and activity in the policy loan account.

The cash surrender value equals the policy's cash value, next computed after the date Nationwide receives a proper written request for surrender and the policy, minus any indebtedness or other deductions due on that date.

Other Amounts Paid at Surrender

For policies purchased by corporations and other groups, an amount may be paid Nationwide in addition to the policy's cash value if, during a limited, specified time period, the policy is completely surrendered and the proceeds are paid directly to the corporation that was the policy owner on the date of issue. These payment will not be made from the policy, but are a separate obligation of Nationwide. This additional surrender payment may not apply to partial surrenders, or to complete surrenders for which the policy owner instructs that proceeds be paid to a party other than the policy owner as of the date of issue. This additional surrender payment is not provided to policies purchased by individuals.

The amount, duration, and availability of additional surrender payments made by Nationwide may vary based on a number of factors, including:

-   the number of insureds;

-   the nature of the relationship among individual insureds;

-   the purpose for which the policies are being purchased;

-   the expected persistency of the policies; and

- any other circumstances which are rationally related to an expected reduction in acquisition or administrative costs.

Nationwide will pay surrender payments that are in addition to the policy's cash value from its general account. CORPORATE PURCHASERS ARE URGED TO CONSULT THEIR TAX ADVISER ABOUT THE TAX TREATMENT OF ADDITIONAL SURRENDER PAYMENTS. The criteria for additional surrender payments may change from time to time. Additional surrender payments will be determined in a manner not unfairly discriminatory to policy owners.

PARTIAL SURRENDERS

After the policy has been in force for one year, the policy owner may request a partial surrender.

Partial surrenders are permitted if they satisfy the following requirements:

    1)  the minimum partial surrender is $500;

    2)  partial surrenders may not reduce the specified amount below $50,000;

    3) after the partial surrender, the cash surrender value is greater than $500 or an amount equal to three times the current monthly deduction, if higher; and

    4) after the partial surrender, the policy continues to qualify as life insurance.

When a partial surrender is made, the cash value will be reduced by the amount of the partial surrender. Further, the specified amount will be reduced by an amount necessary to prevent any increase to the net amount at risk, unless the partial surrender is treated as a preferred partial surrender.

Preferred Partial Surrenders

A partial surrender is considered a preferred partial surrender if the following conditions are met:

    1)  the surrender occurs before the 15th policy anniversary; and

    2) the surrender amount plus the amount of any previous preferred policy surrenders in that same policy year does not exceed 10% of the cash surrender value as of the beginning of the policy year.

Reduction of the Specified Amount

When a partial surrender is made, in addition to the cash value being reduced by the amount of the partial surrender, the specified amount may also be reduced (except in the case of a preferred partial surrender). The reduction to the specified amount will be made in the following order:

    1)  against the most recent increase in the specified amount;

    2) against the next most recent increases in the specified amount in succession; and

    3)  against the specified amount under the original application.

INCOME TAX WITHHOLDING

Federal law requires Nationwide to withhold income tax from any portion of surrender proceeds subject to tax. Nationwide will withhold income tax unless the policy owner advises Nationwide, in writing, of his or her request not to withhold. If a policy owner requests that taxes not be withheld, or if the taxes withheld are insufficient, the policy owner may be liable for payment of an estimated tax. Policy owners should consult a tax adviser.

In certain employer-sponsored life insurance arrangements, including equity split dollar arrangements, participants may be required to report for income tax purposes, one or more of the following:

    1)  the value each year of the life insurance protection provided;

    2)  an amount equal to any employer-paid premiums; or

    3) some or all of the amount by which the current value exceeds the employer's interest in the policy.

Participants should consult with the sponsor or the administrator of the plan, and/or with their personal tax or legal adviser, to determine the tax consequences, if any, of their employer-sponsored life insurance arrangements.

VARIATION IN CASH VALUE

On any date during the policy year, the cash value equals:

    1)  the cash value on the preceding valuation period; plus

    2)  any net premiums applied since the previous valuation period; minus

    3)  any partial surrenders; plus or minus

    4)  any investment results; minus

    5)  any policy charges.

There is no guaranteed cash value. The cash value will vary with the investment experience of the variable account and/or the daily crediting of interest in the fixed account and policy loan account depending on the allocation of cash value by the policy owner.

POLICY PROVISIONS

POLICY OWNER

While the insured is living, all rights in this policy are vested in the policy owner named in the application or as subsequently changed, subject to assignment, if any.

The policy owner may name a contingent policy owner or a new policy owner while an insured is living. Any change must be in a written form satisfactory to Nationwide and recorded at Nationwide's home office. Once recorded, the change will be effective when signed. The change will not affect any payment made or action taken by Nationwide before it was recorded. Nationwide may require that the policy be submitted for endorsement before making a change.

If the policy owner is other than the insured, names no contingent policy owner, and dies before the insured, the policy owner's rights in this policy belong to the policy owner's estate.

BENEFICIARY

The beneficiary(ies) will be as named in the application or as subsequently changed, subject to assignment, if any.

The policy owner may name a new beneficiary while the insured is living. Any change must be in a written form satisfactory to Nationwide and recorded at Nationwide's home office. Once recorded, the change will be effective when signed. The change will not affect any payment made or action taken by Nationwide before it was recorded.

If any beneficiary predeceases the insured, that beneficiary's interest passes to any surviving beneficiary(ies), unless otherwise provided. Multiple beneficiaries will be paid in equal shares, unless otherwise provided. If no named beneficiary survives the insured, the death proceeds will be paid to the policy owner or the policy owner's estate.

CHANGES IN EXISTING INSURANCE COVERAGE

The policy owner may request certain changes in the insurance coverage under the policy. Requests must be in writing and received by Nationwide. No change will take effect unless the cash surrender value after the change is sufficient to keep the policy in force for at least 3 months.

Specified Amount Increases

The policy owner may request an increase to the specified amount. Any increase will be subject to the following conditions:

    1)  the request must be applied for in writing;

    2)  satisfactory evidence of insurability must be provided;

    3)  the increase must be for a minimum of $10,000;

    4) the cash surrender value is sufficient to continue the policy in force for at least 3 months; and

    5)  age limits are the same as for a new issue.

Any approved increase will have an effective date of the monthly anniversary day on or next following the date Nationwide approves the supplemental application. Nationwide reserves the right to limit the number of specified amount increases to one each policy year.

Specified Amount Decreases

After the first policy year, the policy owner may also request a decrease to the specified amount. Any approved decrease will be effective on the monthly anniversary day on or next following the date Nationwide receives the request. Any such decrease will reduce insurance in the following order:

    1)  against insurance provided by the most recent increase;

    2)  against the next most recent increases successively; and

    3)  against insurance provided under the original application.

Nationwide reserves the right to limit the number of specified amount decreases to one each policy year. Nationwide will refuse a request for a decrease which would:

    1)  reduce the specified amount below $50,000; or

    2)  disqualify the policy as a contract for life insurance.

OPERATION OF THE POLICY

ALLOCATION OF NET PREMIUM AND CASH VALUE

Nationwide allocates premium payments to sub-accounts or the fixed account as instructed by policy owners. All percentage allocations must be in whole numbers, and must be at least 1%. The sum of allocations must equal 100%. Future premium allocations may be changed by giving written notice to Nationwide.

Premiums may be allocated to the sub-accounts during the period a policy owner may cancel the policy, unless a specific state requires premiums to be allocated to the NSAT Money Market Fund or the fixed account. At the expiration of the cancellation period, these premiums are used to purchase shares of the underlying mutual funds specified by the policy owner at net asset value for the respective sub-account(s).

The policy owner may change the allocation of net premiums or may transfer cash value from one sub-account to another. Changes are subject to the terms and conditions imposed by each underlying mutual fund and those found in this prospectus.

HOW THE INVESTMENT EXPERIENCE IS DETERMINED

The accumulation unit value for a valuation period is determined by multiplying the accumulation unit value for each sub-account for the immediately preceding valuation period by the net investment factor for the sub-account for the subsequent valuation period.

NET INVESTMENT FACTOR

The net investment factor for any valuation period is determined by dividing (a) by (b) and subtracting (c) from the result where:

    a)  is the sum of:

        1) the net asset value per share of the underlying mutual fund held in the sub-account as of the end of the current valuation period; and

        2) the per share amount of any dividend or income distributions made by the underlying mutual fund (if the date of the dividend or income distribution occurs during the current valuation period);

    b) is the net asset value per share of the underlying mutual fund determined as of the end of the immediately preceding valuation period; and

    c) is a factor representing the daily mortality and expense risk charge deducted from the variable account. Such factor is guaranteed not to exceed an annualized rate of 0.75% of the daily net assets of the variable account. On a current basis, this rate will be equal to an annualized rate of 0.40% of the daily net assets of the variable account in policy years 1-4, 0.25% in policy years 5-20, and 0.10% thereafter.

Based on the net investment factor, the value of an accumulation unit may increase or decrease. It should be noted that changes in the net investment factor may not be directly proportional to changes in the net asset value of underlying mutual fund shares because of the deduction for mortality and expense risk charge.

Though the number of accumulation units will not change as a result of investment experience, the value of an accumulation unit may increase or decrease from valuation period to valuation period.

DETERMINING THE CASH VALUE

The cash value is the sum of the value of all variable account accumulation units attributable to the policy plus amounts credited to the fixed account and the policy loan account.

The number of accumulation units credited to each sub-account is determined by dividing the net amount allocated to the sub-account by the accumulation unit value for the sub-account for the valuation period during which the premium is received by Nationwide. In the event that part or all of the cash value is surrendered or charges or deductions are made against the cash value, an appropriate number of accumulation units from the variable account and an appropriate amount from the fixed account will be deducted in the same proportion that the policy owner's interest in the variable account and the fixed account bears to the total cash value.

The cash value in the fixed account and the policy loan account is credited with interest daily at an effective annual rate which Nationwide periodically declares. The annual effective rate will never be less than 3% (for a description of the annual effective credited rates, see "The Fixed Account" and "Policy Loans"). Upon request, Nationwide will inform the policy owner of the then applicable rates for each account.

TRANSFERS

The policy owner may transfer amounts between the fixed account and the variable account without penalty, subject to the following requirements:

- Nationwide reserves the right to limit such transfers to one per policy year;

- transfers from the fixed account must be made within 45 days after the end of an interest rate guarantee period (the period of time for which the current interest rate is guaranteed by Nationwide);

- Nationwide reserves the right to restrict the amount transferred from the fixed account to 20% of the portion of the cash value attributable to the fixed account as of the end of the prior policy year. However, if the policy owner elects in writing to transfer all of the cash value attributable to the fixed account, the restriction for five successive policy years will be 20%, 25%, 33%, 50% and 100%, respectively;

- transfers to the fixed account may not be made prior to the first policy anniversary or within 12 months subsequent to a prior transfer;

- Nationwide reserves the right to restrict the amount transferred to the fixed account to 20% of that portion of the cash value attributable to the variable account as of the close of business of the prior valuation period; and

- Nationwide reserves the right to refuse a transfer to the fixed account if the cash value attributable to the fixed account is greater than or equal to 30% of the cash value.

Transfers among sub-accounts are limited to once per valuation period.

Transfer Requests

Nationwide will accept transfer requests in writing, over the telephone, or via the internet. Nationwide will use reasonable procedures to confirm that instructions are genuine and will not be liable for following instructions it reasonably determined to be genuine. Nationwide may withdraw the telephone and/or internet exchange privilege upon 30 days written notice to policy owners.

Market-Timing Firms

Some policy owners may use market-timing firms or other third parties to make transfers on their behalf. Generally, in order to take advantage of perceived market trends, market-timing firms will submit transfer requests on behalf of multiple policy owners at the same time. Sometimes this can result in unusually large transfers of funds. These large transfers might interfere with the ability of Nationwide or the underlying mutual fund to process transactions. This can potentially disadvantage policy owners not using market-timing firms. To avoid this, Nationwide may modify the transfer rights of policy owners who use market-timing firms (or other third parties) to initiate transfers on their behalf.

The transfer rights of individual policy owners will not be modified in any way when instructions are submitted directly by the policy owner, or by the policy owner's representative (as authorized by the execution of a valid Nationwide Limited Power of Attorney Form).

To protect policy owners, Nationwide may refuse transfer requests:

    - submitted by any agent acting under a power of attorney on behalf of more than one policy owner; or

    - submitted on behalf of individual policy owners who have executed pre-authorized exchange forms which are submitted by market-timing firms (or other third parties) on behalf of more than one policy owner at the same time.

Nationwide will not restrict transfer rights unless Nationwide believes it to be necessary for the protection of all policy owners.

RIGHT TO REVOKE

Policy owners may return the policy for any reason before the latest of:

    -   10 days after receiving the policy;

    -   45 days after signing the application; or

    - 10 days after Nationwide mails or delivers a Notice of Right of Withdrawal.

The policy can be mailed to the registered representative who sold it, or returned directly to Nationwide.

Returned policies are deemed void from the beginning. Nationwide will refund the amount prescribed by the state in which the policy was issued within seven days after it receives the policy. The refunded policy value will reflect the deduction of any policy charges, unless otherwise required by law. This right varies by state.

POLICY LOANS

TAKING A POLICY LOAN

The policy owner may take a policy loan at any time using the policy as security. Maximum policy indebtedness is limited to 90% of the cash value in the sub-accounts plus 100% of the cash value in the fixed account plus 100% of the cash value in the policy loan account. Nationwide will not grant a loan for an amount less than $500 (unless otherwise required by state law). Policy indebtedness will be deducted from the death benefit, cash surrender value upon surrender, or the maturity proceeds.

Any request for a policy loan must be in writing. The request must be signed and, where permitted, the signature guaranteed by a member firm of the New York, American, Boston, Midwest, Philadelphia or Pacific Stock Exchanges, or by a commercial bank or a savings and loan which is a member of the Federal Deposit Insurance Corporation. Certain policy loans may result in currently taxable income and tax penalties.

A policy owner considering the use of policy loans in connection with his or her retirement income plan should consult his or her personal tax adviser regarding potential tax consequences that may arise if necessary payments are not made to keep the policy from lapsing. The amount of the payments necessary to prevent the policy from lapsing will increase with age.

EFFECT ON INVESTMENT PERFORMANCE

When a loan is made, an amount equal to the amount of the loan is transferred from the variable account to the policy loan account. If the policy's assets are held in more than one sub-account, withdrawals from the sub-accounts will be made in proportion to the assets in each sub-account at the time of the loan. Policy loans will be transferred from the fixed account only when sufficient amounts are not available in the sub-accounts.

The amount transferred from the variable account will not be affected by the variable account's investment experience while the loan is outstanding.

INTEREST

The loan interest rate is guaranteed not to exceed 3.75% per year for all policy loans. On a current basis, the loan interest rate is 3.4% in policy years 1-4, 3.25% in policy years 5-20, and 3.10% thereafter.

On a current and guaranteed basis, the cash value in the policy loan account is credited with an annual effective rate of 3% in all policy years.

If it is determined that such loans will be treated, as a result of the differential between the interest crediting rate and the loan interest rate, as taxable distributions under any applicable ruling, regulation, or court decision, Nationwide retains the right to increase the net cost (by decreasing the interest crediting rate) on all subsequent policy loans to an amount that would result in the transaction being treated as a loan under federal tax law. If this amount is not prescribed by such ruling, regulation, or court decision, the amount will be that which Nationwide considers to be more likely to result in the transaction being treated as a loan under federal tax law.

Amounts transferred to the policy loan account will earn interest daily from the date of transfer. The earned interest is transferred from the policy loan account to the variable account or the fixed account on each policy anniversary, at the time a new loan is requested, or at the time of loan repayment. The earned interest will be allocated according to the fund allocation instructions in effect at the time of the transfer.

Interest is charged daily and is payable at the end of each policy year or at the time of loan repayment. Unpaid interest will be added to the existing policy indebtedness as of the due date and will be charged interest at the same rate as the rest of the indebtedness.

Whenever the total policy indebtedness exceeds the cash value, Nationwide will send a notice to the policy owner and the assignee, if any. The policy will terminate without value 61 days after the mailing of the notice unless a sufficient repayment is made during that period. A repayment is sufficient if it is large enough to reduce the total policy indebtedness to an amount equal to the total cash value plus an amount sufficient to continue the policy in force for 3 months.

EFFECT ON DEATH BENEFIT AND CASH VALUE

A policy loan, whether or not repaid, will have a permanent effect on the death benefit and cash value because the investment results of the variable account or the fixed account will apply only to the non-loaned portion of the cash value. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the variable account or the fixed account while the loan is outstanding, the effect could be favorable or unfavorable.

REPAYMENT

All or part of the indebtedness may be repaid at any time while the policy is in force during the insured's lifetime. Any payment intended as a loan repayment, rather than a premium payment, must be identified as such. Loan repayments will be credited to the sub-accounts and the fixed account in proportion to the policy owner's underlying mutual fund allocation instructions in effect at the time of the repayment. Each repayment must be at least $50. Nationwide reserves the right to require that any loan repayments resulting from policy loans transferred from the fixed account must be first allocated to the fixed account.

ASSIGNMENT

While the insured is living, the policy owner may assign his or her rights in the policy. The assignment must be in writing, signed by the policy owner and recorded at Nationwide's home office. Prior to being recorded, assignments will not affect any payments made or actions taken by Nationwide. Nationwide is not responsible for any assignment not submitted for recording, nor is Nationwide responsible for the sufficiency or validity of any assignment. Assignments are subject to any indebtedness owed to Nationwide before being recorded.

POLICY OWNER SERVICES

DOLLAR COST AVERAGING

Dollar Cost Averaging is a long-term transfer program that allows you to make regular, level investments over time. It involves the automatic transfer of a specified amount from the fixed account and/or certain sub-accounts into other sub-accounts. Nationwide does not guarantee that this program will result in profit or protect policy owners from loss.

Policy owners direct Nationwide to automatically transfer specified amounts from the fixed account and the NSAT Money Market Fund.

Transfers occur monthly or on another frequency if permitted by Nationwide. Nationwide will process transfers until either the value in the originating investment option is exhausted, or the policy owner instructs Nationwide in writing to stop the transfers.

Transfers from the fixed account must be equal to or less than 1/30th of the fixed account value at the time the program is requested.

Nationwide reserves the right to stop establishing new Dollar Cost Averaging programs. Nationwide reserves the right to assess a processing fee for this service.

DEATH BENEFIT INFORMATION

CALCULATION OF THE DEATH BENEFIT

At issue, the policy owner selects the specified amount and the death benefit option. At issue, the policy owner also irrevocably elects either of the following tests qualifying the policy as life insurance under Section 7702 of the Internal Revenue Code: (1) Guideline Premium/Cash Value Corridor Test; or
(2) the Cash Value Accumulation Test.

While the policy is in force, the death benefit will never be less than the specified amount. The death benefit may vary with the cash value of the policy, which depends on investment performance.

The policy owner may choose one of three death benefit options.

OPTION 1. The death benefit will be the greater of the specified amount or the applicable percentage of cash value. Under Option 1, the amount of the death benefit will ordinarily not change for several years to reflect the investment performance and may not change at all. If investment performance is favorable, the amount of death benefit may increase. To see how and when investment performance will begin to affect death benefits, see the illustrations in Appendix B.

OPTION 2. The death benefit will be the greater of the specified amount plus the cash value as of the date of death, or the applicable percentage of cash value and will vary directly with the investment performance.

OPTION 3. The death benefit is the greater of: (a) the applicable percentage of the cash value as of the date of death; or (b) the specified amount plus the lesser of either: (i) the maximum increase amount shown on the policy, or (ii) the amount of all premium payments and interest accrued at the Option 3 interest rate as shown in the policy, accumulated up to the date of death, less any partial surrenders and applicable interest accrued at the Option 3 interest rate as shown in the policy. Once elected, Option 3 is irrevocable.

                   GUIDELINE PREMIUM/CASH VALUE CORRIDOR TEST
                       APPLICABLE PERCENTAGE OF CASH VALUE

Attained          Percentage           Attained         Percentage           Attained          Percentage
   Age           of Cash Value           Age           of Cash Value            Age           of Cash Value
--------         -------------         --------        -------------         --------         -------------
  0-40               250%                 60               130%                 80                105%
   41                243%                 61               128%                 81                105%
   42                236%                 62               126%                 82                105%
   43                229%                 63               124%                 83                105%
   44                222%                 64               122%                 84                105%

   45                215%                 65               120%                 85                105%
   46                209%                 66               119%                 86                105%
   47                203%                 67               118%                 87                105%
   48                197%                 68               117%                 88                105%
   49                191%                 69               116%                 89                105%

   50                185%                 70               115%                 90                105%
   51                178%                 71               113%                 91                104%
   52                171%                 72               111%                 92                103%
   53                164%                 73               109%                 93                102%
   54                157%                 74               107%                 94                101%

   55                150%                 75               105%                 95                101%
   56                146%                 76               105%                 96                101%
   57                142%                 77               105%                 97                101%
   58                138%                 78               105%                 98                101%
   59                134%                 79               105%                 99                101%

In the event the policy owner has a substandard rating, the preceding percentages will differ.

                          CASH VALUE ACCUMULATION TEST
                       APPLICABLE PERCENTAGE OF CASH VALUE

Attained          Percentage           Attained         Percentage           Attained          Percentage
   Age           of Cash Value           Age           of Cash Value            Age           of Cash Value
--------         -------------         --------        -------------         --------         -------------
                                          46              274.79%               76               133.56%
                                          47              266.55%               77               132.83%
   18               667.85%               48              258.61%               78               132.18%
   19               648.73%               49              250.98%               79               131.58%
   20               630.14%               50              243.65%               80               131.04%

   21               611.94%               51              236.59%               81               130.55%
   22               594.06%               52              229.82%               82               130.12%
   23               576.45%               53              223.34%               83               127.37%
   24               559.07%               54              217.13%               84               124.75%
   25               541.95%               55              211.19%               85               122.27%

   26               525.08%               56              205.51%               86               119.90%
   27               508.52%               57              200.06%               87               117.63%
   28               492.32%               58              194.84%               88               115.44%
   29               476.49%               59              189.84%               89               113.31%
   30               461.08%               60              185.03%               90               112.35%

   31               446.10%               61              180.43%               91               111.38%
   32               431.57%               62              176.02%               92               110.38%
   33               417.50%               63              171.81%               93               109.32%
   34               403.89%               64              167.80%               94               108.18%
   35               390.73%               65              163.98%               95               106.94%

Attained          Percentage           Attained         Percentage           Attained          Percentage
   Age           of Cash Value           Age           of Cash Value            Age           of Cash Value
--------         -------------         --------        -------------         --------         -------------
   36               378.03%               66              160.34%               96               105.62%
   37               365.79%               67              156.86%               97               104.27%
   38               354.01%               68              153.54%               98               102.99%
   39               342.67%               69              150.37%               99               100.00%
   40               331.77%               70              147.33%

   41               321.30%               71              144.44%
   42               311.24%               72              141.69%
   43               301.57%               73              139.10%
   44               292.29%               74              136.66%
   45               283.37%               75              134.38%

In the event the policy owner has a substandard rating, the preceding percentages will differ.

CHANGES IN THE DEATH BENEFIT OPTION

After the first policy year, the policy owner may elect to change the death benefit option under the policy from either Option 1 to Option 2, or from Option 2 to Option 1. Initial elections to Option 3 are irrevocable and cannot be changed. Only one change of death benefit option is permitted per policy year. The effective date of a change will be the monthly anniversary day following the date the change is approved by Nationwide.

In order for any change in the death benefit option to become effective, the cash surrender value, after a change, must be sufficient to keep the policy in force for at least three months.

Nationwide will adjust the specified amount so that the net amount at risk remains constant before and after the death benefit option change. A change in death benefit option will not be permitted if it results in the specified amount being reduced to an amount where the total premiums paid exceed the premium limit required by applicable state law to qualify the policy as a contract for life insurance.

PROCEEDS PAYABLE ON DEATH

The actual death proceeds payable on the insured's death will be the death benefit as described above, less any policy indebtedness and less any unpaid policy charges. Under certain circumstances, the death proceeds may be adjusted (see "Incontestability," "Error in Age," and "Suicide").

INCONTESTABILITY

Nationwide will not contest payment of the death proceeds based on the initial specified amount after the policy has been in force during the insured's lifetime for 2 years from the policy date. For any increase in specified amount requiring evidence of insurability, Nationwide will not contest payment of the death proceeds based on such an increase after it has been in force during the insured's lifetime for 2 years from its effective date.

ERROR IN AGE

If the age of the insured has been misstated, the affected benefits will be adjusted. The amount of the death benefit will be (1) multiplied by (2) and then the result added to (3), where:

    1) is the amount of the death benefit at the time of the insured's death reduced by the amount of the cash value at the time of the insured's death;

    2) is the ratio of the monthly cost of insurance applied in the policy month of death and the monthly cost of insurance that should have been applied at the true age in the policy month of death; and

    3)  is the cash value at the time of the insured's death.

SUICIDE

If the insured dies by suicide, while sane or insane, within 2 years from the policy date, Nationwide will pay no more than the sum of the premiums paid, less any indebtedness and less any partial surrenders. If the insured dies by suicide, while sane or insane, within 2 years from the date an application is accepted for an increase in the specified amount, Nationwide will pay no more than the amount paid for the additional benefit.

MATURITY PROCEEDS

The maturity date is the policy anniversary on or next following the insured's 100th birthday. Maturity proceeds are payable to the policy owner on the maturity date. Maturity proceeds are equal to the amount of the policy's cash value, less any indebtedness.

RIGHT OF CONVERSION

The policy owner may, at any time upon written request to Nationwide within 24 months of the policy date, make an irrevocable, one-time election to transfer all sub-account cash values to the fixed account. The right of conversion is subject to state availability.

GRACE PERIOD

If the cash surrender value on a monthly anniversary day is not sufficient to cover the current policy charges, a grace period will be allowed for the payment of a premium equal up to three times the current monthly deduction. Nationwide will send the policy owner a notice at the start of the grace period, at the address in the application or another address specified by the policy owner, stating the amount of premium required. The grace period will end 61 days after the day the notice is mailed. If sufficient premium is not received by Nationwide by the end of the grace period, the policy will lapse without value. If death proceeds become payable during the grace period, Nationwide will pay the death proceeds.

REINSTATEMENT

If the grace period ends and the policy owner has neither paid the required premium nor surrendered the policy for its cash surrender value, the policy owner may reinstate the policy by:

    1) submitting a written request at any time within 3 years after the end of the grace period and prior to the maturity date;

    2)  providing evidence of insurability satisfactory to Nationwide;

    3) paying sufficient premium to cover all policy charges that were due and unpaid during the grace period;

    4) paying sufficient premium to keep the policy in force for 3 months from the date of reinstatement; and

    5) paying or reinstating any indebtedness against the policy which existed at the end of the grace period.

The effective date of a reinstated policy will be the monthly anniversary date on or next following the date the application for reinstatement is approved by Nationwide. If the policy is reinstated, the cash value on the date of reinstatement, but prior to applying any premiums or loan repayments received, will be set equal to the cash value at the end of the grace period.

Unless the policy owner has provided otherwise, all amounts will be allocated based on the underlying mutual fund allocation instructions in effect at the start of the grace period.

TAX MATTERS

POLICY PROCEEDS

Section 7702 of the Internal Revenue Code provides that if certain tests are met, a policy will be treated as a life insurance policy for federal tax purposes. Nationwide will monitor compliance with these tests. The policy should thus receive the same federal income tax treatment as fixed benefit life insurance. As a result, the death proceeds payable under a policy are generally excludable from gross income of the beneficiary under Section 101 of the Internal Revenue Code. However, if the policy is transferred for valuable consideration, then a portion of the death proceeds may be includable in the beneficiary's gross income.

Section 7702A of the Internal Revenue Code defines modified endowment contracts as those life insurance policies issued or materially changed on or after June 21, 1988 on which the total premiums paid during the first seven years exceed the amount that would have been paid if the policy provided for paid up benefits after seven level annual premiums (see "Information about the Policies").

As a general rule, distributions from a life insurance policy (other than a modified endowment contract) during the life of the insured are treated as the non-taxable return of premium, to the extent of premiums previously paid. For this purpose, dividends that are used to purchase riders are treated as distributions; dividends that are used to purchase paid-up additions or to reduce premiums are not treated as distributions. Aggregate amounts distributed in excess of aggregate premiums paid are generally treated as taxable ordinary income. A loan from a life insurance policy that is not a modified endowment contract generally is not treated as a taxable distribution. However, if the total loan is not repaid and is forgiven (such as if the life insurance policy lapses or is surrendered), then the amount of the outstanding loan balance is treated as a distribution to the policy owner and may be treated as ordinary income in whole or in part.

The Internal Revenue Code provides special rules for the taxation of surrenders, partial surrenders, loans, collateral assignments and other pre-death distributions from modified endowment contracts (other than certain distributions to terminally ill individuals). Under these special rules, such transactions are taxable to the extent the cash value of the policy exceeds, at the time of distribution, the premiums paid into the policy. In addition, a 10% tax penalty generally applies to the taxable portion of such distributions unless the policy owner is over age 59 1/2 or disabled or the distribution is part a series of substantially equal periodic payments as defined in the Internal Revenue Code.

Under certain circumstances, certain distributions made under a policy on the life of a "terminally ill individual," as that term is defined in the Internal Revenue Code, are treated as death proceeds and are subject to the death benefit rules of Section 101 of the Internal Revenue Code described above.

The policies offered by this prospectus may or may not be issued as modified endowment contracts. If the policy is not issued as a modified endowment contract, Nationwide will monitor the premium payments and will notify the policy owner when the policy's non-modified endowment status is in jeopardy. If a policy is not a modified endowment contract, a cash distribution during the first 15 years after a policy is issued which causes a reduction in death benefits may still become fully or partially taxable to the policy owner pursuant to Section 7702(f)(7) of the Internal Revenue Code. The policy owner should carefully consider this potential effect and seek further information before initiating any changes in the terms of the policy. Under certain conditions, a policy may become a modified endowment, or may become subject to a new 7 year testing period, as a result of a material change or a reduction in benefits as defined by Section 7702A(c) of the Internal Revenue Code.

In addition to the tests required under Section 7702, Section 817(h) of the Internal Revenue Code requires that the investments of separate accounts such as the variable account be adequately diversified. Regulations under 817(h) provide that a variable life policy that fails to satisfy the diversification standards will not be treated as life insurance unless such failure was inadvertent, is corrected, and the policy owner or the issuer pays an amount to the IRS. The amount will be based on the tax that would have been paid by the policy owner if the income, for the period the policy was not diversified, had been received by the policy owner.

If the failure to diversify is not corrected in this manner, the policy owner will be deemed to be the owner of the underlying securities and taxed on the earnings of his or her account.

Representatives of the IRS have suggested, from time to time, that the number of underlying mutual funds available or the number of transfer opportunities available under a variable product may be relevant in determining whether the product qualifies for the desired tax treatment. No formal guidance has been issued in this area. Should the U.S. Secretary of the Treasury issue additional rules or regulations limiting the number of underlying mutual funds, transfers between underlying mutual funds, exchanges of underlying mutual funds or changes in investment objectives of underlying mutual funds such that the policy would no longer qualify as life insurance under Section 7702 of the Internal Revenue Code, Nationwide will take whatever steps are available to remain in compliance.

Nationwide will monitor compliance with these regulations and, to the extent necessary, will change the objectives or assets of the sub-account investments to remain in compliance.

A total surrender or cancellation of the policy by lapse or the maturity of the policy on its maturity date may have adverse tax consequences. If the amount received by the policy owner plus total policy indebtedness exceeds the premiums paid into the policy, then the excess generally will be treated as taxable income, regardless of whether or not the policy is a modified endowment contract.

WITHHOLDING

Distributions of income from a life insurance policy (including a modified endowment contract) are subject to federal income tax withholding; however, the recipient may elect not to have the withholding taken from the distribution. A distribution of income may be subject to mandatory back-up withholding (which cannot be waived). The mandatory back-up withholding rate is 31% of the income that is distributed and will arise if no taxpayer identification number is provided to Nationwide, or if the IRS notifies Nationwide that back-up withholding is required.

FEDERAL ESTATE AND GENERATION-SKIPPING TRANSFER TAXES

The federal estate tax is integrated with the federal gift tax under a unified tax rate schedule. In general, in 2001, an estate of less than $675,000 (inclusive of certain pre-death gifts) will not incur a federal estate tax liability. In addition, an unlimited marital deduction may be available for federal estate tax purposes, for certain amounts that pass to the surviving spouse.

When the insured dies, the death benefit will generally be included in the insured's federal gross estate if:

    1)  the proceeds were payable to or for the benefit of the insured's estate;
        or

    2) the insured held any "incident of ownership" in the policy at death or at any time within three years of death.

An incident of ownership is, in general, any right that may be exercised by the policy owner, such as the right to borrow on the policy, or the right to name a new beneficiary.

If the policy owner (whether or not he or she is the insured) transfers ownership of the policy to another person, such transfer may be subject to a federal gift tax. In addition, if such policy owner transfers the policy to someone two or more generations younger than the policy owner, the transfer may be subject to the federal generation-skipping transfer tax ("GSTT"), the taxable amount being the value of the policy.

Similarly, if the beneficiary is two or more generations younger than the insured, the payment of the death proceeds at the death of the insured may be subject to the GSTT. Pursuant to regulations recently promulgated by the U.S. Secretary of the Treasury, Nationwide may be required to withhold a portion of the death proceeds and pay them directly to the IRS as the GSTT liability.

The GSTT provisions generally apply to the same transfers that are subject to estate or gift taxes.

The tax rate is a flat rate equal to the maximum estate tax rate (currently 55%), and there is a provision for an aggregate $1 million exemption. Due to the complexity of these rules, the policy owner should consult with counsel and other competent advisers regarding these taxes.

NON-RESIDENT ALIENS

Pre-death distributions from modified endowment contracts to nonresident aliens ("NRAs") are generally subject to federal income tax and tax withholding, at a statutory rate of 30% of the amount of income that is distributed. Nationwide is required to withhold such amount from the distribution and remit it to the IRS. Distributions to certain NRAs may be subject to lower, or in certain instances zero, tax and withholding rates, if the United States has entered into an applicable treaty. However, in order to obtain the benefits of such treaty provisions, the NRA must give to Nationwide sufficient proof of his or her residency and citizenship in the form and manner prescribed by the IRS. In addition, the NRA must obtain an individual taxpayer identification number from the IRS, and furnish that number to Nationwide prior to the distribution. If Nationwide does not have the proper proof of citizenship or residency and a proper individual taxpayer identification number prior to any distribution, Nationwide will be required to withhold 30% of the income, regardless of any treaty provision.

A pre-death distribution may not be subject to withholding where the recipient sufficiently establishes to Nationwide that such payment is effectively connected to the recipient's conduct of a trade or business in the United States and that such payment is includable in the recipient's gross income for United States federal income tax purposes. Any such distributions may be subject to back-up withholding at the statutory rate (currently 31%) if no taxpayer identification number, or an incorrect taxpayer identification number, is provided.

State and local estate, inheritance, income and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary.

TAXATION OF NATIONWIDE

Nationwide is taxed as a life insurance company under the Internal Revenue Code. Since the variable account is not a separate entity from Nationwide and its operations form a part of Nationwide, it will not be taxed separately as a "regulated investment company" under Sub-chapter M of the Internal Revenue Code. Investment income and realized capital gains on the assets of the variable account are reinvested and taken into account in determining the value of accumulation units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the policies.

Nationwide does not initially expect to incur any federal income tax liability that would be chargeable to the variable account. Based upon these expectations, no charge is currently being made against the variable account for federal income taxes. If, however, Nationwide determines that on a separate company basis such taxes may be incurred, it reserves the right to assess a charge for such taxes against the variable account.

Nationwide may also incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If they increase, however, charges for such taxes may be made.

TAX CHANGES

The Internal Revenue Code has been subjected to numerous amendments and changes, and it is reasonable to believe that it will continue to be revised. The United States Congress has, in the past, considered numerous legislative proposals that, if enacted, could change the tax treatment of the policies. It is reasonable to believe that such proposals, and future proposals, may be enacted into law. In addition, the U.S. Treasury Department may amend existing regulations, issue new regulations, or adopt new interpretations of existing law that may be at variance with its current positions on these matters. In addition, current state law (which is not discussed herein), and future amendments to state law, may affect the tax consequences of the policy.

If the policy owner, insured, or beneficiary or other person receiving any benefit or interest in or from the policy is not both a resident and citizen of the United States, there may be a tax imposed by a foreign country, in addition to any tax imposed by the United States. The foreign law (including regulations, rulings, and case law) may change and impose additional taxes on the policy, the death proceeds, or other distributions and/or ownership of the policy, or a treaty may be amended and all or part of the favorable treatment may be eliminated.

Any or all of the foregoing may change from time to time without any notice, and the tax consequences arising out of a policy may be changed retroactively. There is no way of predicting if, when, or to what extent any such change may take place. No representation is made as to the likelihood of the continuation of these current laws, interpretations, and policies.

The foregoing is a general explanation as to certain tax matters pertaining to insurance policies. It is not intended to be legal or tax advice. You should consult your independent legal, tax and/or financial adviser for more information.

LEGAL CONSIDERATIONS

On July 6, 1983, the U.S. Supreme Court held in Arizona Governing Committee v. Norris that certain annuity benefits provided by employers' retirement and fringe benefit programs may not vary between men and women on the basis of sex. This decision applies only to benefits derived from premiums made on or after August 1, 1983. The policies offered by this prospectus are based upon actuarial tables which distinguish between men and women. Thus the policies provide different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris on any employment related insurance or benefit program before purchasing this policy.

STATE REGULATION

Nationwide is subject to the laws of Ohio governing insurance companies and to regulation by the Ohio Insurance Department. An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of Nationwide for the preceding year and its financial condition as of the end of such year. Regulation by the Insurance Department includes periodic examination to determine Nationwide's contract liabilities and reserves so that the Insurance Department may certify the items are correct. Nationwide's books and accounts are subject to review by the Insurance Department at all times and a full examination of its operations is conducted periodically by the National Association of Insurance Commissioners. Such regulation does not, however, involve any supervision of management or investment practices or policies. In addition, Nationwide is subject to regulation under the insurance laws of other jurisdictions in which it may operate.

REPORTS TO POLICY OWNERS

Nationwide will mail to the policy owner at the last known address of record:

- an annual statement containing: the amount of the current death benefit, cash value, cash surrender value, premiums paid, monthly charges deducted, amounts invested in the fixed account and the sub-accounts, and policy indebtedness;

- annual and semi-annual reports containing all applicable information and financial statements or their equivalent, which must be sent to the underlying mutual fund beneficial shareholders as required by the rules under the 1940 Act for the variable account; and

- statements of significant transactions, such as changes in specified amount, changes in death benefit options, changes in future premium allocations, transfers among sub-accounts, premium payments, loans, loan repayments, reinstatement and termination.

ADVERTISING

Nationwide is ranked and rated by independent financial rating services, including Moody's, Standard & Poor's and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Nationwide. The ratings are not intended to reflect the investment experience or financial strength of the variable account. Nationwide may advertise these ratings from time to time. In addition, Nationwide may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Nationwide or the policies. Furthermore, Nationwide may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

LEGAL PROCEEDINGS

Nationwide is a party to litigation and arbitration proceedings in the ordinary course of its business, none of which is expected to have a material adverse effect on Nationwide.

In recent years, life insurance companies have been named as defendants in lawsuits, including class action lawsuits relating to life insurance and annuity pricing and sales practices. A number of these lawsuits have resulted in substantial jury awards or settlements.

On October 29, 1998, Nationwide was named in a lawsuit filed in Ohio state court related to the sale of deferred annuity products for use as investments in tax-deferred contributory retirement plans (Mercedes Castillo v. Nationwide Financial Services, Inc., Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company). On May 3, 1999, the complaint was amended to, among other things, add Marcus Shore as a second plaintiff. The amended complaint is brought as a class action on behalf of all persons who purchased individual deferred annuity contracts or participated in group annuity contracts sold by Nationwide and the other named Nationwide affiliates which were used to fund certain tax-deferred retirement plans. The amended complaint seeks unspecified compensatory and punitive damages. No class has been certified. On June 11, 1999, Nationwide and the other named defendants filed a motion to dismiss the amended complaint. On March 8, 2000, the court denied the motion to dismiss the amended complaint filed by Nationwide and the other named defendants. Nationwide intends to defend this lawsuit vigorously.

There can be no assurance that any litigation relating to pricing or sales practices will not have a material adverse effect on Nationwide in the future.

The general distributor, NISC, is not engaged in any litigation of any material nature.

EXPERTS

The financial statements of Nationwide and the variable account have been included herein in reliance upon the reports of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

REGISTRATION STATEMENT

A registration statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered hereby. This prospectus does not contain all the information set forth in the Registration Statement and amendments thereto and exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the variable account, Nationwide, and the policies offered hereby. Statements contained in this prospectus as to the content of policies and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

DISTRIBUTION OF THE POLICIES

The policies will be sold by licensed insurance agents in those states where the policies may lawfully be sold. Agents are registered representatives of broker dealers registered under the Securities Exchange Act of 1934 who are member firms of the National Association of Securities Dealers, Inc. ("NASD"). The policies will be distributed by the general distributor, NISC. NISC was organized as an Oklahoma corporation on March 19, 1974. NISC is a wholly owned subsidiary of Nationwide Life Insurance Company and a member of the NASD.

NISC serves as general distributor for the following separate accounts, all of which are separate investment accounts of Nationwide or its affiliates:

    -   Nationwide VLI Separate Account-2;
    -   Nationwide VLI Separate Account-3;
    -   Nationwide VLI Separate Account-4;
    -   Nationwide VLI Separate Account-5;
    -   Nationwide Multi-Flex Variable Account;
    -   Nationwide Variable Account;
    -   Nationwide Variable Account-II;
    -   Nationwide Variable Account-5;
    -   Nationwide Variable Account-6;
    -   Nationwide Variable Account-8;
    -   Nationwide Variable Account-9;
    -   Nationwide Variable Account-10;
    -   Nationwide VA Separate Account-A;
    -   Nationwide VA Separate Account-B;
    -   Nationwide VA Separate Account-C;
    -   Nationwide VL Separate Account-A;
    -   Nationwide VL Separate Account-B;
    -   Nationwide VL Separate Account-C; and
    -   Nationwide VL Separate Account-D.

Gross first year commissions plus any expense allowance payments made by Nationwide on the sale of these policies distributed by NISC will not exceed 40% of target premium plus 5% of any excess premium payments in year one and 22.5% of target premium plus 5% on the excess premium in years two through four. Gross renewal commissions paid at the beginning of policy year five and beyond by Nationwide will not exceed greater of 5% of target premium plus 5% on the excess premium or an annual effective rate of 0.20%, paid quarterly, of the cash value as of the end of the prior quarter. For single premium modified endowment contracts issued on or after May 1, 1999, gross renewal commissions paid at the beginning of policy year two and beyond will not exceed an annual rate of 0.20%, paid quarterly, of the cash value as of the end of the prior quarter.

No underwriting commissions have been paid by Nationwide to NISC.

NISC DIRECTORS AND OFFICERS

                                                     POSITIONS AND OFFICES
NAME AND BUSINESS ADDRESS                              WITH UNDERWRITER
--------------------------------------------------------------------------------------------------------------
W.G. Jurgensen                                    Chief Executive Officer and
One Nationwide Plaza                                       Director
Columbus, OH 43215

Joseph J. Gasper                              Chairman of the Board and Director
One Nationwide Plaza
Columbus, OH 43215

Richard A. Karas                                  Vice Chairman and Director
One Nationwide Plaza
Columbus, OH 43215

Duane C. Meek                                              President
One Nationwide Plaza
Columbus, OH 43215

Philip C. Gath                                             Director
One Nationwide Plaza
Columbus, OH 43215

Susan A. Wolken                                            Director
One Nationwide Plaza
Columbus, OH 43215

Robert A. Oakley                      Executive Vice President - Chief Financial Officer
One Nationwide Plaza
Columbus, OH 43215

Robert J. Woodward, Jr.               Executive Vice President - Chief Investment Officer
One Nationwide Plaza
Columbus, OH 43215

Mark R. Thresher                              Senior Vice President and Treasurer
One Nationwide Plaza
Columbus, OH 43215

Barbara J. Shane                              Vice President - Compliance Officer
Two Nationwide Plaza
Columbus, OH 43215

Alan A. Todryk                                     Vice President - Taxation
One Nationwide Plaza
Columbus, OH 43215

John F. Delaloye                                      Assistant Secretary
One Nationwide Plaza
Columbus, OH 43215

Glenn W. Soden                              Associate Vice President and Secretary
One Nationwide Plaza
Columbus, OH 43215

E. Gary Berndt                                        Assistant Treasurer
One Nationwide Plaza
Columbus, OH 43215

Carol L. Dove                Associate Vice President - Treasury Services and Assistant Treasurer
One Nationwide Plaza
Columbus, OH 43215

Terry C. Smetzer                                      Assistant Treasurer
One Nationwide Plaza
Columbus, OH 43215

ADDITIONAL INFORMATION ABOUT NATIONWIDE

The life insurance business, including annuities, is the only business in which Nationwide is engaged.

Nationwide markets its policies through independent insurance brokers, general agents, and registered representatives of registered NASD broker/dealer firms.

Nationwide serves as depositor for the following separate accounts, each of which is a registered investment company:

-   Nationwide VL Separate Account-A;
-   Nationwide VL Separate Account-B;
-   Nationwide VL Separate Account-C;
-   Nationwide VL Separate Account-D;
-   Nationwide VA Separate Account-A;
-   Nationwide VA Separate Account-B;
-   Nationwide VA Separate Account-C; and
-   Nationwide VA Separate Account-D.

Nationwide, in common with other insurance companies, is subject to regulation and supervision by the regulatory authorities of the states in which it is licensed to do business. A license from the state insurance department is a prerequisite to the transaction of insurance business in that state. In general, all states have statutory administrative powers. Such regulation relates, among other things, to licensing of insurers and their agents, the approval of policy forms, the methods of computing reserves, the form and content of statutory financial statements, the amount of policyholders' and stockholders' dividends, and the type of distribution of investments permitted.

Nationwide operates in the highly competitive field of life insurance. There are approximately 2,300 stock, mutual and other types of insurers in the life insurance business in the United States, and a large number of them compete with the registrant in the sale of insurance policies.

As is customary in insurance company groups, employees are shared with the other insurance companies in the group. In addition to its direct salaried employees, Nationwide shares employees with Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company.

Nationwide does not presently own or lease any materially important physical properties when its property holdings are viewed in relation to its total assets. Nationwide shares its home office, other facilities and equipment with Nationwide Mutual Insurance Company.

COMPANY MANAGEMENT

Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company, together with Nationwide Mutual Insurance Company, Nationwide Mutual Fire Insurance Company, Nationwide Property and Casualty Insurance Company and Nationwide General Insurance Company and their affiliated companies comprise the Nationwide group of companies. The companies listed above have substantially common boards of directors and officers.

Nationwide Financial Services, Inc. ("NFS") is the sole shareholder of Nationwide Life Insurance Company. Nationwide Life and Annuity Insurance Company is a wholly-owned subsidiary of Nationwide Life Insurance Company. NFS serves as a holding company for other financial institutions.

Each of the directors and officers listed below is a director or officer respectively of at least one or more of the other major insurance affiliates of the Nationwide group of companies. Messrs. Gasper and Woodward are also trustees of one or more of the registered investment companies distributed by NISC, a registered broker-dealer affiliated with the Nationwide group of companies.

DIRECTORS OF NATIONWIDE

DIRECTORS OF THE DEPOSITOR NAME          POSITIONS AND OFFICES                   PRINCIPAL OCCUPATION
AND PRINCIPAL BUSINESS ADDRESS              WITH DEPOSITOR
------------------------------------------------------------------------------------------------------------------------------------
Lewis J. Alphin                                 Director                Farm Owner and Operator, Bell Farms (1)
519 Bethel Church Road
Mount Olive, NC 28365-6107

A. I. Bell                                      Director                Farm Owner and Operator (1)
4121 North River Road West
Zanesville, OH 43701

Yvonne M. Curl                                  Director                Vice President, Chief Marketing Officer for Avaya Inc. (2)
Avaya Inc.
Rom 3C322
211 Mt. Airy Road
Basing Ridge, NJ 07920

Kenneth D. Davis                                Director                Farm Owner and Operator (1)
7229 Woodmansee Road
Leesburg, Ohio 45135

Keith W. Eckel                                  Director                Partner, Fred W. Eckel Sons; President, Eckel Farms,
1647 Falls Road                                                         Inc. (1)
Clarks Summit, PA 18411

Willard J. Engel                                Director                Retired General Manager, Lyon County Co-operative Oil
301 East Marshall Street                                                Company (1)
Marshall, MN 56258

Fred C. Finney                                  Director                Owner and Operator, Moreland Fruit Farm; Operator, Melrose
1558 West Moreland Road                                                 Orchard (1)
Wooster, OH 44691

Joseph J. Gasper                           President and Chief          President and Chief Operating Officer, Nationwide Life
One Nationwide Plaza                      Operating Officer and         Insurance Company and Nationwide Life and Annuity Insurance
Columbus, OH 43215                              Director                Company (1)

W. G. Jurgensen                          Chief Executive Officer        Chairman and Chief Executive Officer (3)
One Nationwide Plaza                          and Director
Columbus, OH 43215

David O. Miller                    Chairman of the Board and Director   President, Owen Potato Farm, Inc.; Partner, M&M
115 Sprague Drive                                                       Enterprises (1)
Hebron, OH 43025

Ralph M. Paige                                  Director                Executive Director Federation of Southern Cooperatives/Land
Federation of Southern                                                  Assistance Fund (1)
Cooperative/Land Assistance Fund
2769 Church Street
East Point, GA 30344

James F. Patterson                              Director                Vice President, Pattersons, Inc.; President, Patterson
8765 Mulberry Road                                                      Farms, Inc. (1)
Chesterland, OH 44026

Arden L. Shisler                                Director                President and Chief Executive Officer, K&B Transport,
1356 North Wenger Road                                                  Inc. (1)
Dalton, OH 44618

Robert L. Stewart                               Director                Owner and Operator Sunnydale Farms and Mining (1)
88740 Fairview Road
Jewett, OH 43986

(1) Principal occupation for last 5 years.

(2) Prior to assuming this current position, Ms. Curl held other executive management positions with Xerox Corporation.

(3) Prior to assuming this current position, Mr. Jurgensen was Executive Vice President of Bank One Corporation. Prior to that, Mr. Jurgensen was Executive Vice President of First Chicago NBD.

Each of the directors is a director of the other major insurance affiliates of the Nationwide group of companies, except Mr. Gasper who is a director only of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company. Mr. Gasper is a director of NISC, a registered broker-dealer.

Messrs. Miller, Patterson, and Shisler are directors of Nationwide Financial Services, Inc. Messrs. Gasper and Woodward are trustees of Nationwide Separate Account Trust and Nationwide Asset Allocation Trust, registered investment companies.

EXECUTIVE OFFICERS OF NATIONWIDE

OFFICERS OF THE DEPOSITOR
NAME AND PRINCIPAL BUSINESS ADDRESS      OFFICES OF THE DEPOSITOR
-------------------------------------------------------------------------------------------------------------------------------
Richard D. Headley                       Executive Vice President
One Nationwide Plaza
Columbus, OH 43215

Michael S. Helfer                        Executive Vice President  - Corporate Strategy
One Nationwide Plaza
Columbus, OH 43215

Donna A. James                           Executive Vice President - Chief Administrative Officer
One Nationwide Plaza
Columbus, OH 43215

Robert A. Oakley                         Executive Vice President - Chief Financial Officer and Treasurer
One Nationwide Plaza
Columbus, OH 43215

Robert J. Woodward, Jr.                  Executive Vice President - Chief Investment Officer
One Nationwide Plaza
Columbus, OH 43215

John R. Cook, Jr.                        Senior Vice President - Chief Communications Officer
One Nationwide Plaza
Columbus, OH 43215

Thomas L. Crumrine                       Senior Vice President
One Nationwide Plaza
Columbus, OH 43215

David A. Diamond                         Senior Vice President - Corporate Strategy
One Nationwide Plaza
Columbus, OH 43215

Philip C. Gath                           Senior Vice President - Chief Actuary - Nationwide Financial
One Nationwide Plaza
Columbus, OH 43215

Patricia R. Hatler                       Senior Vice President, General Counsel and Secretary
One Nationwide Plaza
Columbus, OH 43215

David K. Hollingsworth                   Senior Vice President - Business Development and Sponsor Relations
One Nationwide Plaza
Columbus, OH 43215

David R. Jahn                            Senior Vice President - Product Management
One Nationwide Plaza
Columbus, OH 43215

Richard A. Karas                         Senior Vice President - Sales - Financial Services
One Nationwide Plaza
Columbus, OH 43215

Gregory S. Lashutka                      Senior Vice President - Corporate Relations
One Nationwide Plaza
Columbus, OH 43215

Edwin P. McCausland, Jr.                 Senior Vice President - Fixed Income Securities
One Nationwide Plaza
Columbus, OH 43215

Mark D. Phelan                           Senior Vice President - Technology and Operations
One Nationwide Plaza
Columbus, OH 43215

Douglas C. Robinette                     Senior Vice President - Claims
One Nationwide Plaza
Columbus, OH 43215

OFFICERS OF THE DEPOSITOR
NAME AND PRINCIPAL BUSINESS ADDRESS      OFFICES OF THE DEPOSITOR
-------------------------------------------------------------------------------------------------------------------------------
Mark R. Thresher                         Senior Vice President - Finance - Nationwide Financial
One Nationwide Plaza
Columbus, OH 43215

Richard M. Waggoner                      Senior Vice President - Operations
One Nationwide Plaza
Columbus, OH 43215

Susan A. Wolken                          Senior Vice President - Product Management and Nationwide Financial Marketing
One Nationwide Plaza
Columbus, OH 43215

Biographical information for each of the individuals listed in the above table is set forth below.

W.G. JURGENSEN has been a Director and Chief Executive Officer since 2000. Previously, he was Executive Vice President of Bank One Corporation from 1998 to May 2000. Prior to Bank One's merger with First Chicago NBD, Mr. Jurgensen served from 1990 to 1998 as Executive Vice President with First Chicago, leading various business units. For 17 years, Mr. Jurgensen was with Norwest Corporation, beginning as a corporate banking officer and serving in increasingly responsible roles including president and CEO of Norwest Investment Services and management of the treasury function. Mr. Jurgensen's final post was Executive Vice President - Corporate Banking.

JOSEPH J. GASPER has been President and Chief Operating Officer and Director of Nationwide since April 1996. Previously, he was Executive Vice President - Property/Casualty Operations of Nationwide Mutual Insurance Company from April 1995 to April 1996. He was Senior Vice President - Property/Casualty Operations of Nationwide Mutual Insurance Company from September 1993 to April 1995. Prior to that time, Mr. Gasper held numerous positions within Nationwide. Mr. Gasper has been with Nationwide for 34 years.

LEWIS J. ALPHIN has been a Director of Nationwide since 1993. Mr. Alphin owns and operates an 800-acre farm in Mt. Olive, NC. He taught agriculture business at James Sprunt Community College in Kenansville, NC for more than 22 years before retiring in 1994. He is the former board chairman of the Cape Fear Farm Credit Association, a member and former vice president, secretary/treasurer, and director of the Duplin County Agribusiness Council, and a former board member of the Southern States Cooperative (1986 to 1993). Mr. Alphin is a member of the Duplin County Farm Bureau, the North Carolina Farm Bureau, ad the Farm Credit Council. He is a member and former director of the Oak Wolfe Fire Department.

A. I. BELL has been a Director of Nationwide since April, 1998. Mr. Bell has served as a state trustee of the Ohio Farm Bureau Federation from 1991 to 1998 and as president that last four years. He oversees the Bell family farm in Zanesville, Ohio. The farm is the hub of a multi-family swine network, in addition to grain and beef operations. Mr. Bell has represented the Ohio Farm Bureau at state and national level activities, and has traveled internationally representing Ohio agriculture. In 1995, he was introduced into The Ohio State University Department of Animal Sciences Hall of Fame.

YVONNE M. CURL has been a Director of Nationwide since April 1998. Ms. Curl is Vice President - Chief Marketing Officer for Avaya Inc. located in Basking Ridge, NJ. Prior to joining Avaya Inc. in November 2000, she was employed by the Xerox Corporation. She joined Xerox in 1976 as a sales representative and progressed through management positions, including vice president - field operations; executive assistant to the chairman and CEO; and as corporate vice president serving as senior vice president and general manager, public sector worldwide/global solutions group.

JOHN R. COOK, JR. has been Senior Vice President - Chief Communications Officer since May 1997. Previously, Mr. Cook was Senior Vice President - Chief Communications Officer of USAA from July 1989 to May 1997. Mr. Cook has been with Nationwide for 3 years.

THOMAS L. CRUMRINE has been Senior Vice President of Nationwide since September 1997. Previously, he was Senior Vice President - Property/Casualty from March 1996 to September 1997. Prior to that time, he was Senior Vice President - Claims from April 1995 to March 1996, Vice President - Claims from 1993 to March 1996, Vice President - Agency Sales from 1991 to 1993 and Vice President - Agency Services from 1989 to 1991. Prior to 1989 Mr. Crumrine held several positions with Nationwide.

KENNETH D. DAVIS has been a Director of Nationwide since April 1999. Mr. Davis is the immediate past president of the Ohio Farm Bureau Federation. He served as a member of the Ohio Farm Bureau Federation's board of trustees from 1989 until 1999. He served as first vice president of the board from 1994 until 1998. Mr. Davis serves on the board of directors of his local rural electric cooperatives and is a member of many agriculture organizations including the Ohio Corn Growers, Ohio Cattlemen's and Ohio Soybean associations.

DAVID A. DIAMOND has been Senior Vice President - Corporate Strategy since December 11, 2000. Previously, Mr. Diamond was Senior Vice President - Corporate Controller from August 1999 to December 2000. He was Vice President - Controller from October 1993 to August 1999. Prior to that time, Mr. Diamond held several positions within Nationwide. Mr. Diamond has been with Nationwide for 12 years.

KEITH W. ECKEL has been a Director of Nationwide since April 1996. Mr. Eckel is a partner of Fred W. Eckel Sons and president of Eckel Farms, Inc. in northeast Pennsylvania. He received the Master Farmer award from Penn State University in 1982. Mr. Eckel is a member of the Pennsylvania Agricultural Land Preservation Board. He is a former president of the Pennsylvania Farm Bureau, a position he held for 15 years, and the Lackawanna County Cooperative Extension Association. He has served as a board member and executive committee member of the American Farm Bureau Federation. He is a former vice president of the Pennsylvania Council of Cooperative Extension Associations and former board member of the Pennsylvania Vegetable Growers Association.

WILLARD J. ENGEL has been a Director of Nationwide since 1994. Mr. Engel served as general manager of Lyon County Co-Operative Oil Co. in Marshall, MN from 1975 to 1997, and occasionally serves on a consulting basis. He previously was a division manager of the Truman Farmers Elevator. He is a former director of the Western Co-op Transport in Montevideo, MN, a former director and legislative committee chairman of the Northwest Petroleum Association in St. Paul, and a former director of Farmland Industries in Kansas City.

FRED C. FINNEY has been a Director of Nationwide since 1992. Mr. Finney is the owner and operator of the Moreland Fruit Farm and operator of Melrose Orchard in Wooster, OH. He is past president of the Ohio Farm Bureau Federation, the Ohio Fruit Growers Society, Wayne County Farm Bureau, and the Westwood Ruritan Club. He is a member of the American Berry Cooperative.

PHILIP C. GATH has been Senior Vice President - Chief Actuary - Nationwide Financial since May 1998. Previously, Mr. Gath was Vice President - Product Manager - Individual Variable Annuity from July 1997 to May 1998. Mr. Gath was Vice President - Individual Life Actuary from August 1989 to July 1997. Prior to that time, Mr. Gath held several positions within Nationwide. Mr. Gath has been with Nationwide for 32 years.

PATRICIA R. HATLER has been Senior Vice President, General Counsel and Secretary since April 2000. Previously, she was Senior Vice President and General Counsel from July 1999 to April 2000. Prior to that time, she was General Counsel and Corporate Secretary of Independence Blue Cross from 1983 to July 1999.

RICHARD D. HEADLEY has been Executive Vice President for Nationwide since July 2000. Previously, he was Executive Vice President - Chief Information Technology Officer from May 1999 to July 2000. He was Senior Vice President - Chief Information Technology Officer from October 1997 to May 1999. Previously, Mr. Headly was Chairman and Chief Executive Officer of Banc One Services Corporation from 1992 to October 1997. From January 1975 until 1992, Mr. Headley held several positions with Banc One Corporation. Mr. Headley has been with Nationwide for 3 years.

MICHAEL S. HELFER has been Executive Vice President - Corporate Strategy since August 2000. He is a former partner and head of the financial institutions group at Wilmer, Cutler and Pickering, a 350-lawyer international law firm headquartered in Washington, D.C. He served as that firm's Chairman and Chief Executive Officer from 1995 to 1998.

DAVID K. HOLLINGSWORTH has been Senior Vice President - Business Development and Sponsor Relations since April 2000. Previouly, he was Senior Vice President - Multi Channel and Sponsor relations from August 1999 until April 2000. Previously, he was Senior Vice President - Marketing from June 1999 to August 1999. Prior to that time, Mr. Hollingsworth held numerous positions within Nationwide. Mr. Hollingsworth has been with Nationwide for 26 years.

DAVID R. JAHN has been Senior Vice President - Product Management since November 2000. Previously, he was Senior Vice President - Commercial Insurance from March 1998 to November 2000. Previously, he was Vice President - Property/Casualty Operations and Vice President - Resource Management from March 1996 to January 1998. Prior to that time, Mr. Jahn has held numerous positions within Nationwide. Mr. Jahn has been with Nationwide for 29 years.

DONNA A. JAMES has been Executive Vice President - Chief Administrative Officer since July 2000. Previously, she was Senior Vice President - Chief Human Resources Officer from May 1999 to July 2000. She was Senior Vice President - Human Resources from December 1997 to May 1999. Previously, she was Vice President - Human Resources from July 1996 to

December 1997. Prior to that time, Ms. James was Vice President - Assistant to the CEO of Nationwide from March 1996 to July 1996. From May 1994 to March 1996, she was Associate Vice President - Assistant to the CEO of Nationwide. Previously, Ms. James held several positions within Nationwide. Ms. James has been with Nationwide for 19 years.

RICHARD A. KARAS has been Senior Vice President - Sales - Financial Services since March 1993. Previously, he was Vice President - Sales - Financial Services from February 1989 to March 1993. Prior to that time, Mr. Karas held several positions within Nationwide. Mr. Karas has been with Nationwide for 36 years.

GREGORY S. LASHUTKA has been Senior Vice President - Corporate Relations since January 2000. Previously, he was the Mayor of the City of Columbus (Ohio) from January 1992 to December 1999. From January 1986 to December 1991, Mr. Lashutka was a Partner with Squire, Sanders & Dempsey. From January 1978 to December 1985, he was City Attorney for the City of Columbus (Ohio).

EDWIN P. MCCAUSLAND, JR. has been Senior Vice President - Fixed Income Securities since 1999. Mr. McCausland has 29 years of experience in insurance investments beginning his career in 1970 with Connecticut Mutual Life Insurance Company. He joined Phoenix Mutual Life Insurance Company in 1981 as second Vice President of Bond Investments and rising to Vice President of Pension Operations. He was Vice President and Managing Director of Mass Mutual Life Insurance Company prior to joining Nationwide.

DAVID O. MILLER has been a Director of Nationwide since November 1996. Mr. Miller has been Chairman of the Board since 1998. Mr. Miller is president of Owen Potato Farm, Inc. and a partner of M&M Enterprises in Licking County, OH. He is a director and board chairman of the National Cooperative Business Association, director of Cooperative Business International and the International Cooperative Alliance, and serves on the educational executive committee of the National Council of Farmer Cooperatives. He was president of the Ohio Farm Bureau Federation from 1981 to 1985 and was vice president for six years. Mr. Miller served a two year term on the board of the American Farm Bureau Association. He is past president of the Ohio Vegetable and Potato Growers Association, and was a director of Landmark, Inc., a farm supply cooperative which is now part of Indianapolis-based Countrymark.

ROBERT A. OAKLEY has been Executive Vice President - Chief Financial Officer and Treasurer since December 2000. Previously, Mr. Oakley was Executive Vice President - Chief Financial Officer from April 1995 to December 2000. Prior to that, Mr. Oakley was Senior Vice President - Chief Financial Officer from October 1993 to April 1995. Prior to that time, Mr. Oakley held several positions within Nationwide. Mr. Oakley has been with Nationwide for 25 years.

RALPH M. PAIGE has been a Director of Nationwide since April 1999. Mr. Paige has been the Executive Director of the Federation of Southern Cooperatives/Land Assistance Fund since 1969. Mr. Paige also served as the National Field Director/Georgia State Director from 1981 to 1984.

JAMES F. PATTERSON has been a Director of Nationwide since April 1989. Mr. Patterson is president of Patterson Farms, Inc. and has operated Patterson Fruit Farm in Chesterland, OH since 1964. Mr. Patterson is on the boards of The Ohio State University Hospitals Health System in Cleveland, Geauga Hospital, Inc. and the National Cooperative Business Association. He is past president of the Ohio Farm Bureau Federation and former member of Cleveland Foundation's Lake and Geauga Advisory Committees.

MARK D. PHELAN has been Senior Vice President - Technology and Operations since December 2000. Previously, he was Senior Vice President - Technology Services from 1998 to December 2000. His previous management experience includes five years (1977-1982) with the data processing division's sales group at IBM Corporation. From 1982 through 1990, Mr. Phelan served as Director of AT&T's Consumer Communications Services Group and he was subsequently promoted to Sales Vice President for the Eastern Region of the Business Communications Services Division. In 1992, he became Executive Vice President - Sales and Marketing for the Electronic Commerce Division of Checkfree Corporation, a position he held for five years. From 1997 until 1998, he was in private consulting.

DOUGLAS C. ROBINETTE has been Senior Vice President - Claims since November 2000. Previously he was Senior Vice President - Claims and Financial Services from 1999 to November 2000. Prior to that time, Mr. Robinette was Senior Vice President - Marketing and Product Management from May 1998 to 1999. Mr. Robinette was Executive Vice President, Customer Services of Employers Insurance of Wausau, a member of the Nationwide group until 1998, from September 1996 to May 1998. Prior to that time, he was Executive Vice President, Finance and Insurance Services of Wausau from May 1995 to September 1996. From November 1994 to May 1995, Mr. Robinette was Senior Vice President, Finance and Insurance Services of Wausau. From May 1993 to November 1994, he was Senior Vice President, Finance of Wausau. Prior to that time, Mr. Robinette held several positions within the Nationwide group. Mr. Robinette has been with Nationwide for 14 years.

ARDEN L. SHISLER has been a Director of Nationwide since 1984. Mr. Shisler is president and chief executive officer of K&B Transport, Inc., a trucking firm in Dalton, OH. He is a director of the National Cooperative Business Association in Washington, DC. He is a former board member and vice president of the Ohio Farm Bureau Federation and past president of the Ohio Agricultural Marketing Association, an Ohio Farm Bureau Federation subsidiary. He is a member of the Ohio Trucking Association, the Ohio Trucking Safety Council, the Wayne County Farm Bureau, Cornerstone Community Church, the Advisory Committee of The Ohio State University Agriculture Technical Institute and a board member of the Wilderness Center.

ROBERT L. STEWART has been a Director of Nationwide since 1989. Mr. Stewart is the owner and operator of Sunnydale Farms and Mining in Jewett, OH. He served on the board of the Ohio Farm Bureau Federation and as president of the Ohio Holstein Association board. Mr. Stewart was a director of the Ohio Agricultural Stabilization and Conservation Service board and Landmark, Inc. a farm supply cooperative which is now part of Indianapolis-based Countrymark.

MARK R. THRESHER has been Senior Vice President - Finance - Nationwide Financial since May 1999. He was Vice President - Controller from August 1996 to May 1999. He was Vice President and Treasurer from November 1996 to February 1997. Previously, he was Vice President and Treasurer from June 1996 to November 1996. Prior to joining Nationwide, Mr. Thresher served as a partner with KPMG LLP from July 1988 to June 1996.

RICHARD M. WAGGONER has been Senior Vice President - Operations since May 1999. Previously, he was President of Nationwide Services from May 1997 to May 1999. Prior to that time, Mr. Waggoner has held numerous positions within the Nationwide group of companies. Mr. Waggoner has been with Nationwide for 24 years.

SUSAN A. WOLKEN has been Senior Vice President - Product Management and Nationwide Financial Marketing since May 1999. Previously, Ms. Wolken was Senior Vice President - Life Company Operations from June 1997 to May 1999. She was Senior Vice President - Enterprise Administration from July 1996 to June 1997. Prior to that time, she was Senior Vice President - Human Resources from April 1995 to July 1996. From September 1993 to April 1995, Ms. Wolken was Vice President - Human Resources. From October 1989 to September 1993 she was Vice President - Individual Life and Health Operations. Ms. Wolken has been with Nationwide for 26 years.

ROBERT J. WOODWARD, JR. has been Executive Vice President - Chief Investment Officer since August 1995. Previously, he was Senior Vice President - Fixed Income Investments from March 1991 to August 1995. Prior to that time, Mr. Woodward held several positions within Nationwide. Mr. Woodward has been with Nationwide for 36 years.

APPENDIX A: OBJECTIVES FOR UNDERLYING MUTUAL FUNDS

The underlying mutual funds listed below are designed primarily as investment vehicles for variable annuity contracts and variable life insurance policies issued by insurance companies.

There is no guarantee that the investment objectives will be met.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND
The Fidelity Variable Insurance Products Fund ("VIP") is an open-end, diversified, management investment company organized as a Massachusetts business trust on November 13, 1981. Shares of VIP are purchased by insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. Fidelity Management & Research Company ("FMR") is the manager for VIP and its portfolios.

      VIP EQUITY-INCOME PORTFOLIO: SERVICE CLASS
      Investment Objective: Reasonable income by investing primarily in income-producing equity securities. In choosing these securities FMR also will consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500 Composite Stock Price Index.

      VIP GROWTH PORTFOLIO: SERVICE CLASS
      Investment Objective: Capital appreciation. This Portfolio will invest in the securities of both well-known and established companies, and smaller, less well-known companies which may have a narrow product line or whose securities are thinly traded. These latter securities will often involve greater risk than may be found in the ordinary investment security. FMR's analysis and expertise plays an integral role in the selection of securities and, therefore, the performance of the Portfolio. Many securities which FMR believes would have the greatest potential may be regarded as speculative, and investment in the Portfolio may involve greater risk than is inherent in other underlying mutual funds. It is also important to point out that this Portfolio makes sense for you if you can afford to ride out changes in the stock market because it invests primarily in common stocks. FMR can also make temporary investments in securities such as investment-grade bonds, high-quality preferred stocks and short-term notes, for defensive purposes when it believes market conditions warrant.

      VIP HIGH INCOME PORTFOLIO: SERVICE CLASS
      Investment Objective: High level of current income by investing primarily in high-risk, lower-rated, high-yielding, fixed-income securities, while also considering growth of capital. FMR will seek high current income normally by investing the Portfolio's assets as follows:

            - at least 65% in income-producing debt securities and preferred stocks, including convertible securities; and

            - up to 20% in common stocks and other equity securities when consistent with the Portfolio's primary objective or acquired as part of a unit combining fixed-income and equity securities.

      Higher yields are usually available on securities that are lower-rated or that are unrated. Lower-rated securities are usually defined as Ba or lower by Moody's Investor Service, Inc. ("Moody's"); BB or lower by Standard & Poor's and may be deemed to be of a speculative nature. The Portfolio may also purchase lower-quality bonds such as those rated Ca3 by Moody's or C- by Standard & Poor's which provide poor protection for payment of principal and interest (commonly referred to as "junk bonds"). For a further discussion of lower-rated securities, please see the "Risks of Lower-Rated Debt Securities" section of the Portfolio's prospectus.

      VIP OVERSEAS PORTFOLIO: SERVICE CLASS
      Investment Objective: Long-term capital growth primarily through investments in foreign securities. This Portfolio provides a means for investors to diversify their own portfolios by participating in companies and economies outside the United States.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
The Fidelity Variable Insurance Products Fund II ("VIP II") is an open-end, diversified, management investment company organized as a Massachusetts business trust on March 21, 1988. VIP II's shares are purchased by insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. FMR is the manager of VIP II and its portfolios.

      VIP II ASSET MANAGER PORTFOLIO: SERVICE CLASS
      Investment Objective: High total return with reduced risk over the long term by allocating its assets among domestic and foreign stocks, bonds and short-term fixed income instruments.

      VIP II ASSET MANAGER: GROWTH PORTFOLIO: SERVICE CLASS
      Investment Objective: Maximum total return over the long-term by allocating assets among the following classes or types of investment in a neutral mix: the stock class, the bond class, short-term class/money market class. The Portfolio's more aggressive approach focuses primarily on stocks for high potential returns.

      ASSET MANAGER                            RANGE             NEUTRAL MIX
      GROWTH
      -----------------                       -------            -----------
      Stock Class                             50-100%                75%
      Bond Class                               0-50%                 25%
      Short-term Class                         0-50%                 5%

      VIP II CONTRAFUND(R) PORTFOLIO: SERVICE CLASS
      Investment Objective: Capital appreciation by investing primarily in companies that FMR believes to be undervalued due to an overly pessimistic appraisal by the public. This strategy can lead to investments in domestic or foreign companies, small and large, many of which may not be well known. The Portfolio primarily invests in common stock and securities convertible into common stock, but it has the flexibility to invest in any type of security that may produce capital appreciation.

      VIP II INDEX 500 PORTFOLIO
      Investment Objective: Investment results that correspond to the total return of common stocks that comprise the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"). Normally, at least 80% of the Portfolio's assets will be invested in equity securities of companies that comprise the S&P 500. Although the Portfolio tries to allocate its assets similarly to those of the S&P 500, the Portfolio's composition may not always be identical to that of the S&P. In seeking a 98% or better long-term correlation of the fund Bankers Trust may choose, if extraordinary circumstances warrant, to exclude a stock held in the S&P 500 and include a similar stock if doing so will help the Portfolio achieve its objective.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND III
The Fidelity Variable Insurance Products Fund III ("VIP III") is an open-end, diversified, management investment company organized as a Massachusetts business trust on July 14, 1994. VIP III's shares are purchased by insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. FMR is the manager of VIP III and it's portfolios.

      VIP III BALANCED PORTFOLIO: SERVICE CLASS
      Investment Objective: Income and growth of capital using a balanced approach to provide the best possible total return from investments in a diversified portfolio of equity and fixed-income securities with income, growth of income and capital appreciation potential. FMR manages the Portfolio to maintain a balance between stocks and bonds. When FMR's outlook is neutral, it will invest approximately 60% of the Portfolio's assets in stocks or other equity securities and the remainder in bonds. The Portfolio will always invest at least 25% of its total assets in fixed-income senior securities.

      VIP III GROWTH & INCOME PORTFOLIO: SERVICE CLASS
      Investment Objective: High total return through a combination of current income and capital appreciation by investing mainly in equity securities.

      VIP III GROWTH OPPORTUNITIES PORTFOLIO: SERVICE CLASS
      Investment Objective: Capital growth by investing primarily in common stocks and securities convertible into common stocks. The Portfolio, under normal conditions, will invest at least 65% of its total assets in securities of companies that FMR believes have long-term growth potential. Although the Portfolio invests primarily in common stock and securities convertible into common stock, it has the ability to purchase other securities, such as preferred stock and bonds that may produce capital growth. The Portfolio may invest in foreign securities without limitation.

      VIP III MID CAP PORTFOLIO: SERVICE CLASS
      Investment Objective: Long-term growth of capital by investing in equity securities of companies with medium market capitalizations. FMR normally invests at least 65% of the Portfolio's total assets in these securities. The Portfolio has the flexibility, however, to invest the balance in other market capitalizations and security types. Medium market capitalization companies are those whose market capitalization is similar to the market capitalization of companies in the S&P MidCap 400 at the time of the Portfolio's investment. The S&P MidCap 400 is an unmanaged index of medium capitalization stocks. Companies whose capitalization no longer meets this definition after purchase continue to be considered medium-capitalized for purposes of the 65% policy. The Portfolio also reserves the right to invest in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

NATIONWIDE SEPARATE ACCOUNT TRUST
Nationwide Separate Account Trust ("NSAT") is a diversified open-end management investment company created under the laws of Massachusetts. NSAT offers shares in the mutual funds listed below, each with its own investment objectives. Shares of NSAT will be sold primarily to separate accounts to fund the benefits under variable life insurance policies and variable annuity contracts issued by life insurance companies. The assets of NSAT are managed by Villanova Mutual Fund Capital Trust ("VMF"), an indirect subsidiary of Nationwide Financial Services, Inc.

      CAPITAL APPRECIATION FUND
      Investment Objective: Long-term capital appreciation.

      GOVERNMENT BOND FUND
      Investment Objective: As high a level of income as is consistent with the preservation of capital by investing at least 65% of its total assets in U.S. government and agency bonds, bills and notes.

      MONEY MARKET FUND
      Investment Objective: As high a level of current income as is consistent with the preservation of capital and maintenance of liquidity.

      NATIONWIDE SMALL COMPANY FUND
      Subadvisers: The Dreyfus Corporation, Neuberger Berman, LLC, Lazard Asset Management, Strong Capital Management, Inc. and Waddell & Reed Investment Management Company
      Investment Objective: Long-term growth of capital. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of companies whose equity market capitalizations at the time of investment are similar to the market capitalizations of companies in the Russell 2000 Index.

      TOTAL RETURN FUND
      Investment Objective: Reasonable, long-term total return on invested capital.

APPENDIX B: ILLUSTRATIONS OF CASH VALUES, CASH SURRENDER VALUES, AND DEATH BENEFITS

The illustrations in this prospectus have been prepared to help show how values under the policies change with investment performance. The illustrations illustrate how cash values, cash surrender values and death benefits under a policy would vary over time if the hypothetical gross investment rates of return were a uniform annual effective rate of either 0%, 6% or 12%. If the hypothetical gross investment rate of return averages 0%, 6% or 12% over a period of years, but fluctuates above or below those averages for individual years, the cash values, cash surrender values and death benefits may be different. The illustrations also illustrate when the policies would go into default, at which time additional premium payments would be required to continue the policy in force. The illustrations also assume there is no policy indebtedness, no additional premium payments are made, no cash values are allocated to the fixed account, and there are no changes in the specified amount or death benefit option. The amounts shown for cash value, cash surrender value and death benefit as of each policy anniversary reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross return. This is due to the daily charges made against the assets of the sub-accounts for assuming mortality and expense risks. The illustrations assume that no temporary enhancement applies and consequently, the cash surrender value equals the cash value less indebtedness or other deductions. The guaranteed mortality and expense risk charges for policy years one through four are equivalent to an annual effective rate of 0.75% of the daily net assets value of the variable account. The current mortality and expense risk charges for policy years one through four are equivalent to an annual effective rate of 0.40% of the daily net assets of the variable account. The current mortality and expense risk charges for policy years five through twenty are equivalent to an annual effective rate of 0.25% of the daily net assets of the variable account. The current mortality and expense risk charges for policy years twenty-one and beyond are equivalent to an annual effective rate of 0.10% of the daily net assets of the variable account. In addition, the net investment returns also reflect the deduction of underlying mutual fund investment advisory fees and other expenses which are equivalent to an annual effective rate of 0.78% of the daily net assets of the variable account. This effective rate is based on the average of the fund expenses, after expense reimbursement, for all underlying mutual fund options available under the policy as of December 31, 2000. Some underlying mutual funds are subject to fee waivers and expense reimbursements. Absent fee waivers and expense reimbursements, the annual effective rate would have been 0.79%. Nationwide anticipates that the expense reimbursement and fee waiver arrangements will continue past the current year. Should there be an increase or decrease in the expense reimbursements and fee waivers of these underlying mutual funds, such change will be reflected in the net asset value of the corresponding underlying mutual fund.

Considering current charges for mortality and expense risks and underlying mutual fund expenses, gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of -1.18%, 4.82% and 10.82% for policy years one through four, and rates of -1.03%, 4.97% and 10.97%, for policy years five through twenty, and rates of -0.88%, 5.12% and 11.12%, for policy years twenty-one and beyond. Considering guaranteed charges for mortality and expense risks and underlying mutual fund expenses, gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of -1.53%, 4.47% and 10.47%, for all policy years.

The illustrations also reflect the fact that Nationwide makes monthly charges for providing insurance protection. Current values reflect current cost of insurance charges and guaranteed values reflect the maximum cost of insurance charges guaranteed in the policy. The values shown are for policies which are issued as standard. Policies issued on a substandard basis would result in lower cash values and death benefits than those illustrated.

The illustrations also reflect the fact that Nationwide deducts a sales load from each premium payment received guaranteed not to exceed 5.5% of each premium payment for the first seven policy years and 2.0% thereafter. On a current basis, the sales load is 3.0% of premium payments plus 2.5% of premiums up to the target premium during the first seven policy years, and 0% thereafter. Nationwide also deducts a tax load of 3.5%, both current and guaranteed, from all premium payments.

In addition, the illustrations reflect the fact that Nationwide deducts a monthly administrative charge at the beginning of each policy month. This monthly administrative expense charge is currently $5 per month and guaranteed not to exceed $10. The illustrations also reflect the fact that no charges for federal or state income taxes are currently made against the variable account. If such a charge is made in the future, it will require a higher gross investment return than illustrated in order to produce the net after-tax returns shown in the illustrations.

Upon request, Nationwide will furnish a comparable illustration based on the proposed insured's age, smoking classification, rating classification and premium payment requested.

$100,000 ANNUAL PREMIUM FOR FIRST 7 YEARS            $1,703,050 SPECIFIED AMOUNT
                          CASH VALUE ACCUMULATION TEST
               UNISEX: REGULAR ISSUE/NONTOBACCO PREFERRED, AGE 45
                             DEATH BENEFIT OPTION 1
                                 CURRENT VALUES

                      0% HYPOTHETICAL GROSS INVESTMENT     6% HYPOTHETICAL GROSS INVESTMENT     12% HYPOTHETICAL GROSS INVESTMENT
                                  RETURN                               RETURN                                 RETURN
          PREMIUMS
         PAID PLUS                 CASH                                 CASH                                  CASH
POLICY    INTEREST      CASH     SURRENDER     DEATH        CASH      SURRENDER       DEATH        CASH     SURRENDER       DEATH
 YEAR      AT 5%        VALUE      VALUE      BENEFIT       VALUE       VALUE        BENEFIT      VALUE       VALUE        BENEFIT
  1       105,000      88,074     88,074     1,703,050     93,509      93,509      1,703,050     98,946      98,946      1,703,050
  2       215,250     174,840     174,840    1,703,050    191,249      191,249     1,703,050     208,314     208,314     1,703,050
  3       331,013     260,649     260,649    1,703,050    293,786      293,786     1,703,050     329,622     329,622     1,703,050
  4       452,563     345,465     345,465    1,703,050    401,323      401,323     1,703,050     464,155     464,155     1,703,050
  5       580,191     429,880     429,880    1,703,050    514,831      514,831     1,703,050     614,255     614,255     1,703,050
  6       714,201     513,378     513,378    1,703,050    634,043      634,043     1,703,050     780,682     780,682     1,902,057
  7       854,911     596,024     596,024    1,703,050    759,153      759,153     1,796,054     964,362     964,362     2,281,552
  8       897,656     585,646     585,646    1,703,050    792,821      792,821     1,822,059    1,064,593   1,064,593    2,446,644
  9       942,539     574,986     574,986    1,703,050    827,870      827,870     1,848,901    1,175,083   1,175,083    2,624,342
  10      989,666     563,995     563,995    1,703,050    864,334      864,334     1,876,673    1,296,843   1,296,843    2,815,753
  11     1,039,150    552,662     552,662    1,703,050    902,288      902,288     1,905,487    1,431,038   1,431,038    3,022,122
  12     1,091,107    540,941     540,941    1,703,050    941,781      941,781     1,935,362    1,578,906   1,578,906    3,244,656
  13     1,145,662    528,814     528,814    1,703,050    982,890      982,890     1,966,341    1,741,856   1,741,856    3,484,706
  14     1,202,945    516,236     516,236    1,703,050   1,025,676    1,025,676    1,998,412    1,921,405   1,921,405    3,743,637
  15     1,263,093    503,020     503,020    1,703,050   1,070,091    1,070,091    2,031,368    2,118,999   2,118,999    4,022,525
  16     1,326,247    489,066     489,066    1,703,050   1,116,166    1,116,166    2,065,207    2,336,365   2,336,365    4,322,902
  17     1,392,560    474,257     474,257    1,703,050   1,163,928    1,163,928    2,099,974    2,575,371   2,575,371    4,646,518
  18     1,462,188    458,426     458,426    1,703,050   1,213,374    1,213,374    2,135,715    2,837,986   2,837,986    4,995,269
  19     1,535,297    441,391     441,391    1,703,050   1,264,504    1,264,504    2,172,495    3,126,349   3,126,349    5,371,260
  20     1,612,062    422,976     422,976    1,703,050   1,317,334    1,317,334    2,210,405    3,442,825   3,442,825    5,776,849
  21     1,692,665    405,170     405,170    1,703,050   1,374,997    1,374,997    2,254,621    3,798,566   3,798,566    6,228,616
  22     1,777,298    387,326     387,326    1,703,050   1,435,759    1,435,759    2,301,982    4,192,743   4,192,743    6,722,310
  23     1,866,163    368,329     368,329    1,703,050   1,499,061    1,499,061    2,351,409    4,627,370   4,627,370    7,258,439
  24     1,959,471    347,661     347,661    1,703,050   1,564,762    1,564,762    2,402,523    5,105,774   5,105,774    7,839,361
  25     2,057,445    325,112     325,112    1,703,050   1,632,939    1,632,939    2,455,336    5,632,242   5,632,242    8,468,805
  26     2,160,317    300,424     300,424    1,703,050   1,703,661    1,703,661    2,509,952    6,211,440   6,211,440    9,151,124
  27     2,268,333    273,351     273,351    1,703,050   1,777,025    1,777,025    2,566,605    6,848,576   6,848,576    9,891,581
  28     2,381,750    243,574     243,574    1,703,050   1,853,112    1,853,112    2,625,585    7,549,283   7,549,283    10,696,215
  29     2,500,837    210,694     210,694    1,703,050   1,931,985    1,931,985    2,687,224    8,319,643   8,319,643    11,571,907
  30     2,625,879    174,239     174,239    1,703,050   2,013,695    2,013,695    2,751,828    9,166,247   9,166,247    12,526,196

(1)   NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $5 ADMINISTRATIVE EXPENSE CHARGE ALL THE TIME. CURRENT VALUES REFLECT A PREMIUM CHARGE OF 9% OF TARGET PREMIUM AND 6.5% OF EXCESS-OF-TARGET PREMIUM FOR THE FIRST 7 YEARS AND 3.5% OF ALL PREMIUM FROM EIGHTH YEAR AND ON.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. While the hypothetical investment rates of return are currently calculated with expense reimbursements these expense reimbursements may be lower or unavailable in the future. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing rates and rates of inflation. The death benefit and cash value for a policy would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by Nationwide or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

$100,000 ANNUAL PREMIUM FOR FIRST 7 YEARS            $1,703,050 SPECIFIED AMOUNT
                          CASH VALUE ACCUMULATION TEST
                           UNISEX: NONTOBACCO, AGE 45
                             DEATH BENEFIT OPTION 1
                                GUARANTEED VALUES

                      0% HYPOTHETICAL GROSS INVESTMENT      6% HYPOTHETICAL GROSS INVESTMENT     12% HYPOTHETICAL GROSS INVESTMENT
                                   RETURN                                RETURN                                RETURN
          PREMIUMS
         PAID PLUS                 CASH                                  CASH                                   CASH
POLICY    INTEREST     CASH     SURRENDER     DEATH         CASH      SURRENDER       DEATH        CASH      SURRENDER       DEATH
 YEAR      AT 5%       VALUE      VALUE      BENEFIT        VALUE       VALUE        BENEFIT      VALUE        VALUE        BENEFIT
  1       105,000     81,900     81,900     1,703,050      87,084      87,084      1,703,050     92,274       92,274      1,703,050
  2       215,250    162,341     162,341    1,703,050     177,854      177,854     1,703,050     193,999      193,999     1,703,050
  3       331,013    241,371     241,371    1,703,050     272,535      272,535     1,703,050     306,265      306,265     1,703,050
  4       452,563    319,027     319,027    1,703,050     371,363      371,363     1,703,050     430,291      430,291     1,703,050
  5       580,191    395,325     395,325    1,703,050     474,572      474,572     1,703,050     567,430      567,430     1,703,050
  6       714,201    470,291     470,291    1,703,050     582,434      582,434     1,703,050     719,187      719,187     1,752,230
  7       854,911    543,912     543,912    1,703,050     695,214      695,214     1,703,050     885,001      885,001     2,093,795
  8       897,656    525,846     525,846    1,703,050     717,412      717,412     1,703,050     966,352      966,352     2,220,866
  9       942,539    506,953     506,953    1,703,050     739,981      739,981     1,703,050    1,054,714    1,054,714    2,355,518
  10      989,666    487,111     487,111    1,703,050     762,900      762,900     1,703,050    1,150,625    1,150,625    2,498,279
  11     1,039,150   466,201     466,201    1,703,050     786,161      786,161     1,703,050    1,254,681    1,254,681    2,649,684
  12     1,091,107   444,113     444,113    1,703,050     809,772      809,772     1,703,050    1,367,540    1,367,540    2,810,299
  13     1,145,662   420,726     420,726    1,703,050     833,745      833,745     1,703,050    1,489,924    1,489,924    2,980,698
  14     1,202,945   395,900     395,900    1,703,050     858,093      858,093     1,703,050    1,622,605    1,622,605    3,161,461
  15     1,263,093   369,445     369,445    1,703,050     882,806      882,806     1,703,050    1,766,380    1,766,380    3,353,144
  16     1,326,247   341,101     341,101    1,703,050     907,852      907,852     1,703,050    1,922,049    1,922,049    3,556,307
  17     1,392,560   310,530     310,530    1,703,050     933,173      933,173     1,703,050    2,090,411    2,090,411    3,771,547
  18     1,462,188   277,340     277,340    1,703,050     958,709      958,709     1,703,050    2,272,290    2,272,290    3,999,561
  19     1,535,297   241,083     241,083    1,703,050     984,404      984,404     1,703,050    2,468,550    2,468,550    4,241,121
  20     1,612,062   201,269     201,269    1,703,050    1,010,216    1,010,216    1,703,050    2,680,122    2,680,122    4,497,080
  21     1,692,665   157,414     157,414    1,703,050    1,036,144    1,036,144    1,703,050    2,908,087    2,908,087    4,768,471
  22     1,777,298   108,992     108,992    1,703,050    1,062,213    1,062,213    1,703,068    3,153,641    3,153,641    5,056,298
  23     1,866,163    55,427     55,427     1,703,050    1,088,465    1,088,465    1,707,354    3,418,125    3,418,125    5,361,631
  24     1,959,471     (*)         (*)         (*)       1,114,914    1,114,914    1,711,829    3,702,914    3,702,914    5,685,423
  25     2,057,445     (*)         (*)         (*)       1,141,522    1,141,522    1,716,426    4,009,322    4,009,322    6,028,535
  26     2,160,317     (*)         (*)         (*)       1,168,205    1,168,205    1,721,080    4,338,573    4,338,573    6,391,887
  27     2,268,333     (*)         (*)         (*)       1,194,838    1,194,838    1,725,736    4,691,779    4,691,779    6,776,461
  28     2,381,750     (*)         (*)         (*)       1,221,256    1,221,256    1,730,338    5,069,927    5,069,927    7,183,335
  29     2,500,837     (*)         (*)         (*)       1,247,292    1,247,292    1,734,876    5,474,003    5,474,003    7,613,867
  30     2,625,879     (*)         (*)         (*)       1,272,834    1,272,834    1,739,400    5,905,279    5,905,279    8,069,899

(1)   NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND A MONTHLY $10.00 ADMINISTRATIVE EXPENSE CHARGE ALL THE TIME. GUARANTEED VALUES REFLECT A PREMIUM CHARGE OF 9% OF PREMIUM FOR THE FIRST 7 YEARS AND 5.5% OF PREMIUM FROM EIGHTH YEAR AND ON.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)   UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. While the hypothetical investment rates of return are currently calculated with expense reimbursements these expense reimbursements may be lower or unavailable in the future. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing rates and rates of inflation. The death benefit and cash value for a policy would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by Nationwide or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

$100,000 ANNUAL PREMIUM FOR FIRST 7 YEARS            $1,703,050 SPECIFIED AMOUNT
                          CASH VALUE ACCUMULATION TEST
               UNISEX: REGULAR ISSUE/NONTOBACCO PREFERRED, AGE 45
                             DEATH BENEFIT OPTION 2
                                 CURRENT VALUES

                      0% HYPOTHETICAL GROSS INVESTMENT    6% HYPOTHETICAL GROSS INVESTMENT    12% HYPOTHETICAL GROSS INVESTMENT
                                RETURN                               RETURN                               RETURN
          PREMIUMS
         PAID PLUS               CASH                                 CASH                                 CASH
POLICY    INTEREST     CASH    SURRENDER     DEATH         CASH     SURRENDER       DEATH       CASH     SURRENDER       DEATH
 YEAR      AT 5%       VALUE     VALUE      BENEFIT        VALUE      VALUE        BENEFIT     VALUE       VALUE        BENEFIT
  1        105,000    87,874     87,874    1,790,923       93,297     93,297     1,796,346     98,722      98,722     1,801,771
  2        215,250   174,194    174,194    1,877,244      190,537     190,537    1,893,586     207,533     207,533    1,910,583
  3        331,013   259,318    259,318    1,962,367      292,259     292,259    1,995,309     327,881     327,881    2,030,931
  4        452,563   343,179    343,179    2,046,229      398,597     398,597    2,101,646     460,926     460,926    2,163,975
  5        580,191   426,314    426,314    2,129,364      510,410     510,410    2,213,460     608,812     608,812    2,311,862
  6        714,201   508,161    508,161    2,211,211      627,321     627,321    2,330,370     772,424     772,424    2,475,473
  7        854,911   588,757    588,757    2,291,807      749,605     749,605    2,452,654     953,506     953,506    2,656,555
  8        897,656   576,225    576,225    2,279,274      780,083     780,083    2,483,132   1,050,968   1,050,968    2,754,018
  9        942,539   563,291    563,291    2,266,340      811,525     811,525    2,514,574   1,158,534   1,158,534    2,861,584
  10       989,666   549,894    549,894    2,252,943      843,910     843,910    2,546,960   1,277,239   1,277,239    2,980,288
  11     1,039,150   536,030    536,030    2,239,080      877,278     877,278    2,580,328   1,408,293   1,408,293    3,111,342
  12     1,091,107   521,648    521,648    2,224,697      911,618     911,618    2,614,667   1,552,986   1,552,986    3,256,035
  13     1,145,662   506,735    506,735    2,209,785      946,960     946,960    2,650,010   1,712,795   1,712,795    3,426,567
  14     1,202,945   491,244    491,244    2,194,294      983,300     983,300    2,686,350   1,889,199   1,889,199    3,680,887
  15     1,263,093   474,927    474,927    2,177,976    1,020,424   1,020,424    2,723,474   2,083,476   2,083,476    3,955,092
  16     1,326,247   457,670    457,670    2,160,720    1,058,246   1,058,246    2,761,296   2,297,197   2,297,197    4,250,431
  17     1,392,560   439,344    439,344    2,142,393    1,096,656   1,096,656    2,799,706   2,532,196   2,532,196    4,568,620
  18     1,462,188   419,754    419,754    2,122,804    1,135,472   1,135,472    2,838,522   2,790,407   2,790,407    4,911,523
  19     1,535,297   398,703    398,703    2,101,753    1,174,497   1,174,497    2,877,546   3,073,934   3,073,934    5,281,208
  20     1,612,062   376,017    376,017    2,079,067    1,213,544   1,213,544    2,916,594   3,385,104   3,385,104    5,679,995
  21     1,692,665   354,107    354,107    2,057,157    1,256,414   1,256,414    2,959,463   3,734,879   3,734,879    6,124,186
  22     1,777,298   332,390    332,390    2,035,439    1,301,476   1,301,476    3,004,526   4,122,446   4,122,446    6,609,601
  23     1,866,163   309,435    309,435    2,012,485    1,347,369   1,347,369    3,050,419   4,549,785   4,549,785    7,136,740
  24     1,959,471   284,648    284,648    1,987,697    1,393,509   1,393,509    3,096,559   5,020,167   5,020,167    7,707,921
  25     2,057,445   257,853    257,853    1,960,903    1,439,712   1,439,712    3,142,762   5,537,807   5,537,807    8,326,809
  26     2,160,317   228,840    228,840    1,931,890    1,485,745   1,485,745    3,188,795   6,107,292   6,107,292    8,997,686
  27     2,268,333   197,436    197,436    1,900,485    1,531,400   1,531,400    3,234,450   6,733,744   6,733,744    9,725,726
  28     2,381,750   163,411    163,411    1,866,461    1,576,401   1,576,401    3,279,450   7,422,701   7,422,701   10,516,867
  29     2,500,837   126,482    126,482    1,829,532    1,620,396   1,620,396    3,323,445   8,180,143   8,180,143   11,377,875
  30     2,625,879    86,327     86,327    1,789,376    1,662,975   1,662,975    3,366,025   9,012,551   9,012,551   12,316,161

(1)   NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $5 ADMINISTRATIVE EXPENSE CHARGE ALL THE TIME. CURRENT VALUES REFLECT A PREMIUM CHARGE OF 9% OF TARGET PREMIUM AND 6.5% OF EXCESS-OF-TARGET PREMIUM FOR THE FIRST 7 YEARS AND 3.5% OF ALL PREMIUM FROM EIGHTH YEAR AND ON.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. While the hypothetical investment rates of return are currently calculated with expense reimbursements these expense reimbursements may be lower or unavailable in the future. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing rates and rates of inflation. The death benefit and cash value for a policy would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by Nationwide or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

$100,000 ANNUAL PREMIUM FOR FIRST 7 YEARS            $1,703,050 SPECIFIED AMOUNT
                          CASH VALUE ACCUMULATION TEST
                           UNISEX: NONTOBACCO, AGE 45
                             DEATH BENEFIT OPTION 2
                                GUARANTEED VALUES

                        0% HYPOTHETICAL GROSS INVESTMENT    6% HYPOTHETICAL GROSS INVESTMENT     12% HYPOTHETICAL GROSS INVESTMENT
                                    RETURN                              RETURN                                RETURN
          PREMIUMS
         PAID PLUS                   CASH                                CASH                                  CASH
POLICY    INTEREST        CASH    SURRENDER     DEATH         CASH    SURRENDER      DEATH         CASH     SURRENDER       DEATH
 YEAR      AT 5%          VALUE     VALUE      BENEFIT        VALUE     VALUE       BENEFIT       VALUE       VALUE        BENEFIT
  1        105,000       81,492     81,492    1,784,541      86,651     86,651    1,789,701       91,816      91,816     1,794,865
  2        215,250      161,084    161,084    1,864,133     176,467    176,467    1,879,516       192,475     192,475    1,895,524
  3        331,013      238,770    238,770    1,941,820     269,551    269,551    1,972,600       302,860     302,860    2,005,910
  4        452,563      314,529    314,529    2,017,579     365,996    365,996    2,069,045       423,930     423,930    2,126,979
  5        580,191      388,305    388,305    2,091,354     465,863    465,863    2,168,913       556,703     556,703    2,259,753
  6        714,201      460,041    460,041    2,163,091     569,217    569,217    2,272,267       702,307     702,307    2,405,356
  7        854,911      529,617    529,617    2,232,666     676,054    676,054    2,379,103       861,912     861,912    2,564,961
  8        897,656      507,326    507,326    2,210,376     691,363    691,363    2,394,413       936,383     936,383    2,639,432
  9        942,539      484,013    484,013    2,187,062     705,947    705,947    2,408,996     1,017,148   1,017,148    2,720,198
  10       989,666      459,554    459,554    2,162,603     719,629    719,629    2,422,679     1,104,717   1,104,717    2,807,766
  11     1,039,150      433,847    433,847    2,136,896     732,247    732,247    2,435,296     1,199,667   1,199,667    2,902,717
  12     1,091,107      406,806    406,806    2,109,856     743,644    743,644    2,446,694     1,302,657   1,302,657    3,005,706
  13     1,145,662      378,348    378,348    2,081,398     753,661    753,661    2,456,710     1,414,410   1,414,410    3,117,460
  14     1,202,945      348,373    348,373    2,051,422     762,108    762,108    2,465,158     1,535,709   1,535,709    3,238,759
  15     1,263,093      316,730    316,730    2,019,779     768,740    768,740    2,471,789     1,667,363   1,667,363    3,370,412
  16     1,326,247      283,202    283,202    1,986,252     773,222    773,222    2,476,272     1,810,189   1,810,189    3,513,238
  17     1,392,560      247,505    247,505    1,950,555     775,140    775,140    2,478,189     1,965,017   1,965,017    3,668,066
  18     1,462,188      209,325    209,325    1,912,375     774,018    774,018    2,477,067     2,132,725   2,132,725    3,835,774
  19     1,535,297      168,332    168,332    1,871,382     769,343    769,343    2,472,392     2,314,262   2,314,262    4,017,311
  20     1,612,062      124,200    124,200    1,827,250     760,577    760,577    2,463,626     2,510,672   2,510,672    4,213,722
  21     1,692,665       76,675     76,675    1,779,724     747,226    747,226    2,450,275     2,723,076   2,723,076    4,465,105
  22     1,777,298       25,521     25,521    1,728,570     728,790    728,790    2,431,840     2,952,489   2,952,489    4,733,786
  23     1,866,163        (*)        (*)         (*)        704,765    704,765    2,407,814     3,199,982   3,199,982    5,019,453
  24     1,959,471        (*)        (*)         (*)        674,529    674,529    2,377,578     3,466,588   3,466,588    5,322,569
  25     2,057,445        (*)        (*)         (*)        637,250    637,250    2,340,300     3,753,432   3,753,432    5,643,771
  26     2,160,317        (*)        (*)         (*)        591,875    591,875    2,294,925     4,061,661   4,061,661    5,983,920
  27     2,268,333        (*)        (*)         (*)        537,112    537,112    2,240,162     4,392,315   4,392,315    6,343,938
  28     2,381,750        (*)        (*)         (*)        471,437    471,437    2,174,487     4,746,319   4,746,319    6,724,830
  29     2,500,837        (*)        (*)         (*)        393,208    393,208    2,096,258     5,124,596   5,124,596    7,127,871
  30     2,625,879        (*)        (*)         (*)        300,894    300,894    2,003,944     5,528,335   5,528,335    7,554,783

(1)   NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND A MONTHLY $10.00 ADMINISTRATIVE EXPENSE CHARGE ALL THE TIME. GUARANTEED VALUES REFLECT A PREMIUM CHARGE OF 9% OF PREMIUM FOR THE FIRST 7 YEARS AND 5.5% OF PREMIUM FROM EIGHTH YEAR AND ON.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)   UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. While the hypothetical investment rates of return are currently calculated with expense reimbursements these expense reimbursements may be lower or unavailable in the future. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing rates and rates of inflation. The death benefit and cash value for a policy would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by Nationwide or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

$100,000 ANNUAL PREMIUM FOR FIRST 7 YEARS            $1,703,050 SPECIFIED AMOUNT
                          CASH VALUE ACCUMULATION TEST
                           UNISEX: NONTOBACCO, AGE 45
                             DEATH BENEFIT OPTION 2
                                GUARANTEED VALUES

                       0% HYPOTHETICAL GROSS INVESTMENT   6% HYPOTHETICAL GROSS INVESTMENT   12% HYPOTHETICAL GROSS INVESTMENT
                                 RETURN                              RETURN                              RETURN
          PREMIUMS
         PAID PLUS                 CASH                                CASH                                 CASH
POLICY    INTEREST      CASH    SURRENDER      DEATH        CASH    SURRENDER      DEATH        CASH     SURRENDER      DEATH
 YEAR      AT 5%        VALUE     VALUE       BENEFIT       VALUE     VALUE       BENEFIT      VALUE       VALUE       BENEFIT
  1       105,000      81,492    81,492      1,784,541     86,651    86,651     1,789,701     91,816      91,816     1,794,865
  2       215,250     161,084    161,084     1,864,133    176,467    176,467    1,879,516     192,475     192,475    1,895,524
  3       331,013     238,770    238,770     1,941,820    269,551    269,551    1,972,600     302,860     302,860    2,005,910
  4       452,563     314,529    314,529     2,017,579    365,996    365,996    2,069,045     423,930     423,930    2,126,979
  5       580,191     388,305    388,305     2,091,354    465,863    465,863    2,168,913     556,703     556,703    2,259,753
  6       714,201     460,041    460,041     2,163,091    569,217    569,217    2,272,267     702,307     702,307    2,405,356
  7       854,911     529,617    529,617     2,232,666    676,054    676,054    2,379,103     861,912     861,912    2,564,961
  8       897,656     507,326    507,326     2,210,376    691,363    691,363    2,394,413     936,383     936,383    2,639,432
  9       942,539     484,013    484,013     2,187,062    705,947    705,947    2,408,996    1,017,148   1,017,148   2,720,198
  10      989,666     459,554    459,554     2,162,603    719,629    719,629    2,422,679    1,104,717   1,104,717   2,807,766
  11     1,039,150    433,847    433,847     2,136,896    732,247    732,247    2,435,296    1,199,667   1,199,667   2,902,717
  12     1,091,107    406,806    406,806     2,109,856    743,644    743,644    2,446,694    1,302,657   1,302,657   3,005,706
  13     1,145,662    378,348    378,348     2,081,398    753,661    753,661    2,456,710    1,414,410   1,414,410   3,117,460
  14     1,202,945    348,373    348,373     2,051,422    762,108    762,108    2,465,158    1,535,709   1,535,709   3,238,759
  15     1,263,093    316,730    316,730     2,019,779    768,740    768,740    2,471,789    1,667,363   1,667,363   3,370,412
  16     1,326,247    283,202    283,202     1,986,252    773,222    773,222    2,476,272    1,810,189   1,810,189   3,513,238
  17     1,392,560    247,505    247,505     1,950,555    775,140    775,140    2,478,189    1,965,017   1,965,017   3,668,066
  18     1,462,188    209,325    209,325     1,912,375    774,018    774,018    2,477,067    2,132,725   2,132,725   3,835,774
  19     1,535,297    168,332    168,332     1,871,382    769,343    769,343    2,472,392    2,314,262   2,314,262   4,017,311
  20     1,612,062    124,200    124,200     1,827,250    760,577    760,577    2,463,626    2,510,672   2,510,672   4,213,722
  21     1,692,665     76,675    76,675      1,779,724    747,226    747,226    2,450,275    2,723,076   2,723,076   4,465,105
  22     1,777,298     25,521    25,521      1,728,570    728,790    728,790    2,431,840    2,952,489   2,952,489   4,733,786
  23     1,866,163      (*)        (*)          (*)       704,765    704,765    2,407,814    3,199,982   3,199,982   5,019,453
  24     1,959,471      (*)        (*)          (*)       674,529    674,529    2,377,578    3,466,588   3,466,588   5,322,569
  25     2,057,445      (*)        (*)          (*)       637,250    637,250    2,340,300    3,753,432   3,753,432   5,643,771
  26     2,160,317      (*)        (*)          (*)       591,875    591,875    2,294,925    4,061,661   4,061,661   5,983,920
  27     2,268,333      (*)        (*)          (*)       537,112    537,112    2,240,162    4,392,315   4,392,315   6,343,938
  28     2,381,750      (*)        (*)          (*)       471,437    471,437    2,174,487    4,746,319   4,746,319   6,724,830
  29     2,500,837      (*)        (*)          (*)       393,208    393,208    2,096,258    5,124,596   5,124,596   7,127,871
  30     2,625,879      (*)        (*)          (*)       300,894    300,894    2,003,944    5,528,335   5,528,335   7,554,783

(1)   NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND A MONTHLY $10.00 ADMINISTRATIVE EXPENSE CHARGE ALL THE TIME. GUARANTEED VALUES REFLECT A PREMIUM CHARGE OF 9% OF PREMIUM FOR THE FIRST 7 YEARS AND 5.5% OF PREMIUM FROM EIGHTH YEAR AND ON.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)   UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. While the hypothetical investment rates of return are currently calculated with expense reimbursements these expense reimbursements may be lower or unavailable in the future. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing rates and rates of inflation. The death benefit and cash value for a policy would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by Nationwide or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

APPENDIX C:  PERFORMANCE SUMMARY INFORMATION

The following performance tables display historical investment results of the underlying mutual fund sub-accounts. This information may be useful in helping potential investors in deciding which underlying mutual fund sub-accounts to choose and in assessing the competence of the underlying mutual funds' investment advisers. The performance figures shown should be considered in light of the investment objectives and policies, characteristics and quality of the underlying portfolios of the underlying mutual funds, and the market conditions during the periods of time quoted. The performance figures should not be considered as estimates or predictions of future performance. Investment return and the principal value of the underlying mutual fund sub-accounts are not guaranteed and will fluctuate so that a policy owner's units, when redeemed, may be worth more or less than their original cost.

                        PERFORMANCE TABLE - TOTAL RETURN

                                                             Annual Percentage
                                                                  Change
                                                         -------------------------
                                    Fund       Unit
                                 Inception    Values
Underlying Mutual Fund             Date**    12/31/00     1998      1999     2000
-----------------------------    ---------   --------    ------    ------   ------
Fidelity VIP Equity-Income         10/09/86    11.34      11.54     5.63     8.09
Portfolio: Service Class

Fidelity VIP Growth                10/09/86    11.94      39.38     36.48   -11.25
Portfolio: Service Class

Fidelity VIP High Income           09/19/85     8.25      -4.42     7.44    -22.77
Portfolio: Service Class

Fidelity VIP II Asset              09/06/89    10.51      14.82     10.36    -4.25
Manager Portfolio: Service
Class

Fidelity VIP II Asset              01/03/95     9.91      17.18     14.46   -12.78
Manager: Growth Portfolio:
Service Class

Fidelity VIP II Contrafund         01/03/95    11.45      29.94     30.01    -6.90
Portfolio: Service Class

Fidelity VIP III Balanced          01/03/95     9.88      17.27     3.81     -4.58
Portfolio: Service Class

Fidelity VIP III Growth &          12/31/96    10.39      29.27     8.42     -3.89
Income Portfolio: Service
Class

Fidelity VIP III Growth            01/03/95     8.52      24.51     3.57    -17.34
Opportunities Portfolio:
Service Class

Fidelity VIP III Mid Cap           12/08/98    16.46      0.00      48.65    33.05
Portfolio: Service Class

Fidelity VIP Overseas              01/28/87    11.00      12.64     41.62   -19.31
Portfolio: Service Class

NSAT Capital Appreciation          04/15/92     7.60      29.96     3.66    -26.68
Fund

NSAT Government Bond               11/08/82    10.94      8.91      -2.92    12.31
Fund

NSAT Money Market Fund             11/10/81    11.03      5.27      4.22     5.82

NSAT Nationwide Small              10/23/95    15.75      1.01      43.17    8.68
Company Fund

NSAT Total Return Fund             11/08/82    10.31      18.07     6.31     -2.32

                                                    Non annualized Percentage                          Annualized Percentage
                                                              Change                                           Change
                                  --------------------------------------------------------------  -------------------------------
                                    1 mo      1 Yr      2 Yrs     3 Yrs.     5 yrs.    Inception   3 Yrs.     5 yrs.    Inception
                                     to        to         to        to         to         to         to         to         to
Underlying Mutual Fund            12/31/00  12/31/00   12/31/00  12/31/00   12/31/00   12/31/00   12/31/00   12/31/00   12/31/00
-----------------------------     --------  --------   --------  --------   --------   --------   --------   --------   ---------
Fidelity VIP Equity-Income          4.23      8.09      14.17      27.35     86.36      450.48      8.39      13.26       12.74
Portfolio: Service Class

Fidelity VIP Growth                 0.20     -11.25     21.13      68.83     139.06     696.97      19.07     19.04       15.71
Portfolio: Service Class

Fidelity VIP High Income            2.10     -22.77     -17.02    -20.69      6.33      209.01      -7.44      1.24       7.66
Portfolio: Service Class

Fidelity VIP II Asset               1.95      -4.25      5.66      21.32     67.56      210.90      6.65      10.88       10.54
Manager Portfolio: Service
Class

Fidelity VIP II Asset               1.39     -12.78     -0.17      16.98     75.51      110.87      5.37      11.91       13.26
Manager: Growth Portfolio:
Service Class

Fidelity VIP II Contrafund          3.33      -6.90     21.04      57.27     136.72     206.43      16.29     18.81       20.55
Portfolio: Service Class

Fidelity VIP III Balanced           1.74      -4.58     -0.94      16.17     56.21       73.77      5.12       9.33       9.66
Portfolio: Service Class

Fidelity VIP III Growth &           0.97      -3.89      4.21      34.71      0.00       71.44      10.44      0.00       14.43
Income Portfolio: Service
Class

Fidelity VIP III Growth             0.77     -17.34     -14.39     6.58      63.81      112.01      2.15      10.37       13.36
Opportunities Portfolio:
Service Class

Fidelity VIP III Mid Cap            7.61      33.05     97.78      0.00       0.00      103.03      0.00       0.00       40.98
Portfolio: Service Class

Fidelity VIP Overseas               0.22     -19.31     14.27      28.71     62.56      184.17      8.78      10.21       7.79
Portfolio: Service Class

NSAT Capital Appreciation          -2.28     -26.68     -23.99     -1.22     67.58      139.36      -0.41     10.88       10.54
Fund

NSAT Government Bond                1.86      12.31      9.03      18.74     34.76      330.69      5.89       6.15       8.38
Fund

NSAT Money Market Fund              0.49      5.82      10.28      16.09     28.45      214.02      5.10       5.14       6.16

NSAT Nationwide Small               9.09      8.68      55.60      57.17     126.54     154.23      16.27     17.77       19.70
Company Fund

NSAT Total Return Fund              0.58      -2.32      3.85      22.62     92.68      983.68      7.03      14.02       14.03

The preceding table displays three types of total return. Simply stated, total return shows the percent change in unit values, with dividends and capital gains reinvested, after the deduction of a 0.75% asset charge (and the deduction of applicable investment advisory fees and other expenses of the underlying mutual funds). The total return figures shown in the Annual Percentage Change and Annualized Percentage Change columns represent annualized figures, i.e., they show the rate of growth that would have produced the corresponding cumulative return had performance been constant over the entire period quoted. The Non-Annualized Percentage Change total return figures are not annual return figures but instead represent the total percentage change in unit value over the stated periods without annualization. THE TOTAL RETURN FIGURES DO NOT TAKE INTO ACCOUNT THE SEVERAL OTHER POLICY CHARGES WHICH ARE DESCRIBED IN THE "POLICY CHARGES" SECTION. THESE OTHER CHARGES INCLUDE DEDUCTIONS FROM PREMIUMS, COST OF INSURANCE CHARGES, SURRENDER CHARGES AND A MONTHLY ADMINISTRATIVE CHARGE.

**The underlying mutual fund Inception Date is the date the underlying mutual fund first became effective, which is not necessarily the same date the underlying mutual fund was first made available through the variable account. For those underlying mutual funds which have not been offered as sub-accounts through the variable account for one of the quoted periods, the total return figures will show the investment performance such underlying mutual funds would have achieved (reduced by the 0.75% asset charge and fund investment advisory fees and expenses) had they been offered as sub-accounts through the variable account for the period quoted. Certain underlying mutual funds are not as old as some of the periods quoted, therefore, total return figures may not be available for all of the periods shown.

--------------------------------------------------------------------------------





                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------



The Board of Directors of Nationwide Life and Annuity Insurance Company and
   Contract Owners of Nationwide VL Separate Account-D:

      We have audited the accompanying statement of assets, liabilities and contract owners' equity of Nationwide VL Separate Account-D (comprised of the sub-accounts listed in note 1(b)) (collectively, "the Account") as of December 31, 2000, and the related statements of operations and changes in contract owners' equity for the year ended December 31, 2000 and the period May 19, 1999 (commencement of operations) through December 31, 1999, and the financial highlights for the year ended December 31, 2000 and the period May 19, 1999 (commencement of operations) through December 31, 1999. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the transfer agents of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Account as of December 31, 2000, the results of its operations and changes in contract owners' equity for year ended December 31, 2000 and the period May 19, 1999 (commencement of operations) through December 31, 1999 and the financial highlights for the year ended December 31, 2000 and for the period May 19, 1999 (commencement of operations) through December 31, 1999, in conformity with accounting principles generally accepted in the United States of America.




KPMG LLP
Columbus, Ohio
February 16, 2001



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                        NATIONWIDE VL SEPARATE ACCOUNT-D

          STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS' EQUITY

                                DECEMBER 31, 2000

ASSETS:

   Investments at fair value:

      Dreyfus VIF - Quality Bond Portfolio (DryVQualBd)
         106,216 shares (cost $1,161,725) .................................................................     $ 1,209,802

      Fidelity VIP - Equity-Income Portfolio - Service Class (FidVEqInS)
         234,274 shares (cost $5,433,139) .................................................................       5,962,264

      Fidelity VIP - Overseas Portfolio - Service Class (FidVOvSeS)
         36,681 shares (cost $840,514) ....................................................................         731,418

      Fidelity VIP-II - Contrafund Portfolio - Service Class (FidVConS)
         75,973 shares (cost $1,947,611) ..................................................................       1,798,290

      Fidelity VIP-III - Balanced Portfolio - Service Class (FidVBalS)
         94,614 shares (cost $1,423,497) ..................................................................       1,361,495

      INVESCO VIF - Blue Chip Growth Fund (IVBCGr)
         57,022 shares (cost $970,464) ....................................................................         790,899

      INVESCO VIF - Dynamics Fund (IVDynm)
         12,578 shares (cost $231,675) ....................................................................         229,038

      INVESCO VIF - Equity Income Fund (IVEIn) (formerly INVESCO VIF Industrial
      Income Fund)
        62,555 shares (cost $1,306,589) ...................................................................       1,295,510

      INVESCO VIF - Total Return Fund (IVTotRtn)
         56,939 shares (cost $875,989) ....................................................................         752,169

      Nationwide SAT - Capital Appreciation Fund (NSATCapAp)
         68,864 shares (cost $1,647,033) ..................................................................       1,010,931

      Nationwide SAT - High Income Bond Fund - Federated (NSATHiIFED)
         121,546 shares (cost $1,148,840) .................................................................         957,783

      Nationwide SAT - Money Market Fund (NSATMMkt)
         26,928 shares (cost $26,928) .....................................................................          26,928

      Nationwide SAT - Strategic Value Fund (NSATStrVal)
         71,410 shares (cost $699,057) ....................................................................         716,952
                                                                                                               ------------

            Total investments .............................................................................      16,843,479

   Accounts receivable ....................................................................................             438
                                                                                                               ------------

            Total assets ..................................................................................      16,843,917

Accounts Receivable .......................................................................................           -
                                                                                                               ------------

Contract Owners' Equity (note 5) ..........................................................................    $ 16,843,917
                                                                                                               ============



See accompanying notes to financial statements.
--------------------------------------------------------------------------------

NATIONWIDE VL SEPARATE ACCOUNT-D
STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000 AND PERIOD MAY 19, 1999 (COMMENCEMENT OF
 OPERATIONS) THROUGH DECEMBER 31,1999

                                                               Total                       DryVQualBd
                                                    ---------------------------       ----------------------
                                                         2000            1999          2000           1999
                                                    ----------       ----------       --------     ---------
Investment activity:
  Reinvested dividends ..........................   $   186,494         62,096         64,746         16,312
  Mortality and expense risk charges (note 3) ...       (69,956)        (9,788)        (5,312)        (1,426)
                                                    -----------        -------        -------          -----
     Net investment income ......................       116,538         52,308         59,434         14,886
                                                    -----------        -------        -------          -----

  Proceeds from mutual funds shares sold ........     2,910,278      4,134,210         41,512         10,936
  Cost of mutual fund shares sold ...............    (2,906,931)    (4,141,413)       (41,634)       (11,035)
                                                    -----------        -------        -------          -----
     Realized gain (loss) on investments ........         3,347         (7,203)          (122)           (99)
  Change in unrealized gain (loss)
     on investments .............................      (963,583)        94,003         53,660         (5,582)
                                                    -----------        -------        -------          -----
     Net gain (loss) on investments .............      (960,236)        86,800         53,538         (5,681)
                                                    -----------        -------        -------          -----
  Reinvested capital gains ......................       466,754         62,728              -              -
                                                    -----------        -------        -------          -----
      Net increase (decrease) in contract owners'
         equity resulting from operations .......   $  (376,944)       201,836        112,972          9,205
                                                    ===========        =======        =======          =====


                                                           FidVEqInS              FidVOvSeS
                                                       ---------------    ------------------------
                                                         2000    1999        2000           1999
                                                       -------   -----    --------        --------
Investment activity:
  Reinvested dividends ..........................             -    -         8,519              -
  Mortality and expense risk charges (note 3) ...       (20,230)   -        (3,859)        (1,057)
                                                        -------  ---      --------        -------
     Net investment income ......................       (20,230)   -         4,660         (1,057)
                                                        -------  ---      --------        -------

  Proceeds from mutual funds shares sold ........        93,999    -        31,973          9,416
  Cost of mutual fund shares sold ...............       (90,808)   -       (29,381)        (8,550)
                                                        -------  ---      --------        -------
     Realized gain (loss) on investments ........         3,191    -         2,592            866
  Change in unrealized gain (loss)
     on investments .............................       529,125    -      (217,991)       108,896
                                                        -------  ---      --------        -------
     Net gain (loss) on investments .............       532,316    -      (215,399)       109,762
                                                        -------  ---      --------        -------
  Reinvested capital gains ......................             -    -        55,135              -
                                                        -------  ---      --------        -------
      Net increase (decrease) in contract owners'
         equity resulting from operations .......       512,086    -      (155,604)       108,705
                                                        =======  ===      ========        =======



                                                          FidVConS                FidVBalS
                                                     ---------------      -----------------------
                                                       2000    1999         2000           1999
                                                     -------   -----      ----------     --------
Investment activity:
  Reinvested dividends ..........................   $       -        -             -         -

  Mortality and expense risk charges (note 3) ...      (6,764)       -          (5,073)       -
                                                    ---------      ---       ---------      ---
     Net investment income ......................      (6,764)       -          (5,073)       -
                                                    ---------      ---       ---------      ---

  Proceeds from mutual funds shares sold ........      31,474        -          23,559        -
  Cost of mutual fund shares sold ...............     (33,077)       -         (24,033)       -
     Realized gain (loss) on investments ........      (1,603)       -            (474)       -
                                                    ---------      ---       ---------      ---
  Change in unrealized gain (loss)
     on investments .............................    (149,321)       -         (62,003)       -
                                                    ---------      ---       ---------      ---
     Net gain (loss) on investments .............    (150,924)       -         (62,477)       -
                                                    ---------      ---       ---------      ---
  Reinvested capital gains ......................           -        -               -        -
                                                    ---------      ---       ---------      ---
      Net increase (decrease) in contract owners'
         equity resulting from operations .......   $(157,688)       -         (67,550)       -
                                                    =========      ===       =========      ===



                                                               IVBCGr                   VDynm
                                                     ----------------------     -------------------
                                                       2000          1999        2000         1999
                                                     -------         ------     -------     -------
Investment activity:
  Reinvested dividends ..........................           -            -            -           25

  Mortality and expense risk charges (note 3) ...      (4,757)      (1,203)        (883)        (187)
                                                    ---------    ---------    ---------    ---------
     Net investment income ......................      (4,757)      (1,203)        (883)        (162)
                                                    ---------    ---------    ---------    ---------

  Proceeds from mutual funds shares sold ........      43,871       14,651       14,086        7,473
  Cost of mutual fund shares sold ...............     (33,529)     (14,300)      (9,614)      (7,300)
     Realized gain (loss) on investments ........      10,342          351        4,472          173
                                                    ---------    ---------    ---------    ---------
  Change in unrealized gain (loss)
     on investments .............................    (275,867)      96,302      (25,623)      22,986
                                                    ---------    ---------    ---------    ---------
     Net gain (loss) on investments .............    (265,525)      96,653      (21,151)      23,159
                                                    ---------    ---------    ---------    ---------
  Reinvested capital gains ......................      17,423        7,456          227            -
                                                    ---------    ---------    ---------    ---------
      Net increase (decrease) in contract owners'
         equity resulting from operations .......    (252,859)     102,906      (21,807)      22,997
                                                    =========    =========    =========    =========

NATIONWIDE VL SEPARATE ACCOUNT-D
STATEMENTS OF OPERATIONS, CONTINUED
YEAR ENDED DECEMBER 31, 2000 AND PERIOD MAY 19, 1999 (COMMENCEMENT OF
 OPERATIONS) THROUGH DECEMBER 31, 1999

                                                             IVEIn                   IVHiYld
                                                   ---------------------    --------------------
                                                       2000        1999        2000        1999
                                                   ----------  ---------    --------     -------
Investment activity:
  Reinvested dividends ..........................   $  1,081       6,728           -           1
  Mortality and expense risk charges (note 3) ...     (5,123)     (1,313)          -         (79)
                                                    --------    --------    --------    --------
     Net investment income ......................     (4,042)      5,415           -         (78)
                                                    --------    --------    --------    --------

  Proceeds from mutual funds shares sold ........     52,883      22,974          13     373,497
  Cost of mutual fund shares sold ...............    (50,663)    (23,054)        (13)   (380,462)
                                                    --------    --------    --------    --------
     Realized gain (loss) on investments ........      2,220         (80)          -      (6,965)
  Change in unrealized gain (loss)
     on investments .............................    (18,516)      7,438           -          (1)
                                                    --------    --------    --------    --------
     Net gain (loss) on investments .............    (16,296)      7,358           -      (6,966)
                                                    --------    --------    --------    --------
  Reinvested capital gains ......................     72,898       3,011           -           -
                                                    --------    --------    --------    --------
      Net increase (decrease) in contract owners'
         equity resulting from operations .......   $ 52,560      15,784           -      (7,044)
                                                    ========    ========    ========    ========



                                                            IVTotRtn              NSATCapAp
                                                    ---------------------   --------------------
                                                       2000        1999       2000         1999
                                                    --------    ---------   ---------   ---------
Investment activity:
  Reinvested dividends ..........................      3,243       8,567       1,889       2,465
  Mortality and expense risk charges (note 3) ...     (3,363)        (66)     (6,201)     (1,765)
                                                    --------    --------    --------    --------
     Net investment income ......................       (120)      8,501      (4,312)        700
                                                    --------    --------    --------    --------

  Proceeds from mutual funds shares sold ........     27,682       4,835      49,768      14,707
  Cost of mutual fund shares sold ...............    (31,140)     (5,074)    (57,683)    (15,130)
                                                    --------    --------    --------    --------
     Realized gain (loss) on investments ........     (3,458)       (239)     (7,915)       (423)
  Change in unrealized gain (loss)
     on investments .............................    (98,909)    (24,912)   (571,143)    (64,959)
                                                    --------    --------    --------    --------
     Net gain (loss) on investments .............   (102,367)    (25,151)   (579,058)    (65,382)
                                                    --------    --------    --------    --------
  Reinvested capital gains ......................     94,725       1,429     226,346      45,603
                                                    --------    --------    --------    --------
      Net increase (decrease) in contract owners'
         equity resulting from operations .......     (7,762)    (15,221)   (357,024)    (19,079)
                                                    ========    ========    ========    ========


                                                          NSATHiIFED                   NSATMMkt                    NSATStrVal
                                                 -------------------------   ------------------------    -------------------------
                                                     2000           1999         2000           1999          2000         1999
                                                 ----------    -----------   ----------    ----------    -----------    ----------
Investment activity:
  Reinvested dividends .......................   $   97,043        23,636         4,311         3,026         5,662         1,336
  Mortality and expense risk charges (note 3)        (4,843)       (1,350)         (291)         (498)       (3,257)         (844)
                                                 ----------    ----------    ----------    ----------    ----------    ----------
     Net investment income ...................       92,200        22,286         4,020         2,528         2,405           492
                                                 ----------    ----------    ----------    ----------    ----------    ----------

  Proceeds from mutual funds shares sold .....       38,493        11,196     2,434,970     3,657,504        25,995         7,021
  Cost of mutual fund shares sold ............      (43,008)      (11,489)   (2,434,970)   (3,657,504)      (27,378)       (7,515)
                                                 ----------    ----------    ----------    ----------    ----------    ----------
     Realized gain (loss) on investments .....       (4,515)         (293)            -             -        (1,383)         (494)
  Change in unrealized gain (loss)
     on investments ..........................     (171,006)      (20,050)            -             -        44,011       (26,115)
                                                 ----------    ----------    ----------    ----------    ----------    ----------
     Net gain (loss) on investments ..........     (175,521)      (20,343)            -             -        42,628       (26,609)
                                                 ----------    ----------    ----------    ----------    ----------    ----------
  Reinvested capital gains ...................            -             -             -             -             -         5,229
                                                 ----------    ----------    ----------    ----------    ----------    ----------
     Net increase (decrease) in contract
      owners' equity resulting from operations   $  (83,321)        1,943         4,020         2,528        45,033       (20,888)
                                                 ==========    ==========    ==========    ==========    ==========    ==========


See accompanying notes to financial statements.
--------------------------------------------------------------------------------

NATIONWIDE VL SEPARATE ACCOUNT-D
STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY
YEAR ENDED DECEMBER 31, 2000 AND PERIOD MAY 19, 1999 (COMMENCEMENT OF
 OPERATIONS) THROUGH DECEMBER 31, 1999


                                                         Total                        DryVQualBd
                                           -----------------------------   -----------------------------
                                                  2000            1999            2000           1999
                                           -------------   -------------   -------------   -------------
Investment activity:
  Net investment income ................   $    116,538          52,308          59,434          14,886
  Realized gain (loss) on investments ..          3,347          (7,203)           (122)            (99)
  Change in unrealized gain (loss)
     on investments ....................       (963,583)         94,003          53,660          (5,582)
  Reinvested capital gains .............        466,754          62,728               -               -
                                           ------------    ------------    ------------    ------------
     Net increase (decrease) in contract
       owners'equity resulting from
       operations ......................       (376,944)        201,836         112,972           9,205
                                           ------------    ------------    ------------    ------------

Equity transactions:
  Purchase payments received from
     contract owners ...................     13,415,306       4,183,303         452,002          16,014
  Transfers between funds ..............              -               -         117,200         552,682
  Redemptions to pay cost of insurance
     charges and administration charges
     (notes 2b and 2c) .................       (449,025)       (130,559)        (38,405)        (11,846)
                                           ------------    ------------    ------------    ------------
       Net equity transactions .........     12,966,281       4,052,744         530,797         556,850
                                           ------------    ------------    ------------    ------------

Net change in contract owners'equity ...     12,589,337       4,254,580         643,769         566,055
Contract owners'equity beginning
  of period ............................      4,254,580               -         566,055               -
                                           ------------    ------------    ------------    ------------
Contract owners' equity end of period ..   $ 16,843,917       4,254,580       1,209,824         566,055
                                           ============    ============    ============    ============


CHANGES IN UNITS:
  Beginning units ......................        389,180               -          56,693               -
                                           ------------    ------------    ------------    ------------
  Units purchased ......................      2,724,928         769,252         165,089          57,890
  Units redeemed .......................     (1,524,181)       (380,072)       (112,597)         (1,197)
                                           ------------    ------------    ------------    ------------
  Ending units .........................      1,589,927         389,180         109,185          56,693
                                           ============    ============    ============    ============



                                                   FidVEqInS               FidVOvSeS
                                           -------------------  ---------------------------
                                                2000     1999         2000          1999
                                           -----------  ------  -----------    ------------
Investment activity:
  Net investment income ................        (20,230)   -          4,660          (1,057)
  Realized gain (loss) on investments ..          3,191    -          2,592             866
  Change in unrealized gain (loss)
     on investments ....................        529,125    -       (217,991)        108,896
  Reinvested capital gains .............              -    -         55,135               -
                                           ------------    -   ------------    ------------
     Net increase (decrease) in contract
       owners'equity resulting from
       operations ......................        512,086    -       (155,604)        108,705
                                           ------------    -   ------------    ------------

Equity transactions:
  Purchase payments received from
     contract owners ...................         (6,559)   -        339,267          28,236
  Transfers between funds ..............      5,530,401    -         78,133         373,054
  Redemptions to pay cost of insurance
     charges and administration charges
     (notes 2b and 2c) .................        (73,551)   -        (30,077)        (10,308)
                                           ------------    -   ------------    ------------
       Net equity transactions .........      5,450,291    -        387,323         390,982
                                           ------------    -   ------------    ------------

Net change in contract owners'equity ...      5,962,377    -        231,719         499,687
Contract owners'equity beginning
  of period ............................              -    -        499,687               -
                                           ------------    -   ------------    ------------
Contract owners' equity end of period ..      5,962,377    -        731,406         499,687
                                           ============    =   ============    ============


CHANGES IN UNITS:
  Beginning units ......................              -    -         36,657               -
                                           ------------    -   ------------    ------------
  Units purchased ......................        529,110    -         96,462          37,591
  Units redeemed .......................         (3,379)   -        (66,620)           (934)
                                           ------------    -   ------------    ------------
  Ending units .........................        525,731    -         66,499          36,657
                                           ============    =   ============    ============

NATIONWIDE VL SEPARATE ACCOUNT-D
STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY, CONTINUED
YEAR ENDED DECEMBER 31, 2000 AND PERIOD MAY 19, 1999 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1999


                                                  FidVConS           FidVBalS              IVBCGr                    IVDynm
                                           ------------------   -----------------     -----------------     ----------------------
                                                2000     1999      2000     1999      2000        1999          2000        1999
                                           ----------  ------   -------    ------     ------      -----     ---------     --------
Investment activity:
  Net investment income ................   $    (6,764)   -        (5,073)   -        (4,757)     (1,203)        (883)        (162)
  Realized gain (loss) on investments ..        (1,603)   -          (474)   -        10,342         351        4,472          173
  Change in unrealized gain (loss)
     on investments ....................      (149,321)   -       (62,003)   -      (275,867)     96,302      (25,623)      22,986
  Reinvested capital gains .............             -    -             -    -        17,423       7,456          227            -
                                           -----------  ---     ---------            -------     -------      -------      -------
     Net increase (decrease) in contract
       owners'equity resulting from
       operations ......................      (157,688)   -       (67,550)   -      (252,859)    102,906      (21,807)      22,997
                                           -----------  ---     ---------            -------     -------      -------      -------

Equity transactions:
  Purchase payments received from
     contract owners ...................        (9,930)   -        (4,436)   -       453,587      80,446      157,690       74,006
  Transfers between funds ..............     1,990,572    -     1,451,931    -        78,133     386,851            -       19,104
  Redemptions to pay cost of insurance
     charges and administration charges
     (notes 2b and 2c) .................       (24,629)   -       (18,434)   -       (41,802)    (16,345)     (14,241)      (8,684)
                                           -----------  ---     ---------            -------     -------      -------      -------
       Net equity transactions .........     1,956,013    -     1,429,061    -       489,918     450,952      143,449       84,426
                                           -----------  ---     ---------            -------     -------      -------      -------

Net change in contract owners'equity ...     1,798,325    -     1,361,511    -       237,059     553,858      121,642      107,423
Contract owners'equity beginning
  of period ............................             -    -             -    -       553,858           -      107,423            -
                                           -----------  ---     ---------            -------     -------      -------      -------
Contract owners'equity end of period ...   $ 1,798,325    -     1,361,511    -       790,917     553,858      229,065      107,423
                                           ===========  ===     =========            =======     =======      =======      =======


CHANGES IN UNITS:
  Beginning units ......................             -    -             -    -        43,491           -        7,042            -
                                           -----------  ---     ---------            -------     -------      -------      -------
  Units purchased ......................       158,104    -       138,754    -       115,530      45,006       19,833        7,781
  Units redeemed .......................        (1,010)   -          (886)   -       (77,944)     (1,515)     (11,275)        (739)
                                           -----------  ---     ---------            -------     -------      -------      -------
  Ending units .........................       157,094    -       137,868    -        81,077      43,491       15,600        7,042
                                           ===========  ===     =========            =======     =======      =======      =======


                                                                     (Continued)

NATIONWIDE VL SEPARATE ACCOUNT-D
STATEMENTS OF CHANGES IN CONTRACT OWNERS'EQUITY,CONTINUED
YEAR ENDED DECEMBER 31, 2000 AND PERIOD MAY 19, 1999 (COMMENCEMENT OF
 OPERATIONS) THROUGH DECEMBER 31,1999

                                                        IVEIn                IVHiYld
                                           -------------------------   -----------------
                                                2000            1999   2000         1999
                                           -----------       -------   ------     ------
Investment activity:
  Net investment income ................   $    (4,042)         5,415    -           (78)
  Realized gain (loss) on investments ..         2,220            (80)   -        (6,965)
  Change in unrealized gain (loss)
     on investments ....................       (18,516)         7,438    -            (1)
  Reinvested capital gains .............        72,898          3,011    -             -
                                           -----------        -------  ---         -----
     Net increase (decrease) in contract
       owners'equity resulting from
       operations ......................        52,560         15,784    -        (7,044)
                                           -----------        -------  ---         -----

Equity transactions:
  Purchase payments received from
     contract owners ...................       644,506        171,665    -         7,086
  Transfers between funds ..............        78,133        410,200    -             -
  Redemptions to pay cost of insurance
     charges and administration charges
     (notes 2b and 2c) .................       (51,110)       (26,200)   -           (42)
                                           -----------        -------  ---         -----
       Net equity transactions .........       671,529        555,665    -         7,044
                                           -----------        -------  ---         -----

Net change in contract owners'equity ...       724,089        571,449    -             -
Contract owners'equity beginning
  of period ............................       571,449              -    -             -
                                           -----------        -------  ---         -----
Contract owners'equity end of period ...   $ 1,295,538        571,449    -             -
                                           ===========        =======  ===         =====


CHANGES IN UNITS:
  Beginning units ......................        50,378              -    -             -
                                           -----------        -------  ---         -----
  Units purchased ......................        60,299         52,765    -             -
  Units redeemed .......................        (1,548)        (2,387)   -             -
                                           -----------        -------  ---         -----
  Ending units .........................       109,129         50,378    -             -
                                           ===========        =======  ===         =====



                                                       IVTotRtn                     NSATCapAp
                                              -----------------------      ------------------------
                                                  2000          1999           2000           1999
                                              ---------      --------      ---------       --------
Investment activity:
  Net investment income ................          (120)         8,501         (4,312)           700
  Realized gain (loss) on investments ..        (3,458)          (239)        (7,915)          (423)
  Change in unrealized gain (loss)
     on investments ....................       (98,909)       (24,912)      (571,143)       (64,959)
  Reinvested capital gains .............        94,725          1,429        226,346         45,603
                                             ---------       --------      ---------       --------
     Net increase (decrease) in contract
       owners'equity resulting from
       operations ......................        (7,762)       (15,221)      (357,024)       (19,079)
                                             ---------       --------      ---------       --------

Equity transactions:
  Purchase payments received from
     contract owners ...................       339,167         20,798        556,104              -
  Transfers between funds ..............        78,133        373,054        156,266        731,250
  Redemptions to pay cost of insurance
     charges and administration charges
     (notes 2b and 2c) .................       (25,832)       (10,150)       (43,609)       (12,954)
                                             ---------       --------      ---------       --------
       Net equity transactions .........       391,468        383,702        668,761        718,296
                                             ---------       --------      ---------       --------

Net change in contract owners'equity ...       383,706        368,481        311,737        699,217
Contract owners'equity beginning
  of period ............................       368,481              -        699,217              -
                                             ---------       --------      ---------       --------
Contract owners'equity end of period ...       752,187        368,481      1,010,954        699,217
                                             =========       ========      =========       ========

CHANGES IN UNITS:
  Beginning units ......................        38,648              -         67,426              -
                                             ---------       --------      ---------       --------
  Units purchased ......................        43,195         39,617        205,006         68,675
  Units redeemed .......................        (1,035)          (969)      (139,470)        (1,249)
                                             ---------       --------      ---------       --------
  Ending units .........................        80,808         38,648        132,962         67,426
                                             =========       ========      =========       ========

NATIONWIDE VL SEPARATE ACCOUNT-D
STATEMENTS OF CHANGES IN CONTRACT OWNERS'EQUITY,CONTINUED
YEAR ENDED DECEMBER 31, 2000 AND PERIOD MAY 19, 1999 (COMMENCEMENT OF
 OPERATIONS) THROUGH DECEMBER 31,1999

                                                    NSATHiIFED                  NSATMMkt                   NSATStrVal
                                           ------------------------      -----------------------     -----------------------
                                                2000          1999          2000         1999          2000          1999
                                           ----------      --------      ---------     ---------     ---------     ---------
Investment activity:
  Net investment income ................   $   92,200        22,286         4,020         2,528         2,405           492
  Realized gain (loss) on investments ..       (4,515)         (293)            -             -        (1,383)         (494)
  Change in unrealized gain (loss)
     on investments ....................     (171,006)      (20,050)            -             -        44,011       (26,115)
                                           ----------      --------      ---------     ---------     ---------     --------
  Reinvested capital gains .............            -             -             -             -             -         5,229
     Net increase (decrease) in contract
       owners'equity resulting from
       operations ......................      (83,321)        1,943         4,020         2,528        45,033       (20,888)
                                           ----------      --------      ---------     ---------     ---------     --------

Equity transactions:
  Purchase payments received from
     contract owners ...................      417,075             -     9,798,780     3,785,052       278,053             -
  Transfers between funds ..............      117,199       548,437    (9,754,234)   (3,760,255)       78,133       365,623
  Redemptions to pay cost of insurance
     charges and administration charges
     (notes 2b and 2c) .................      (33,561)       (9,853)      (31,015)      (17,945)      (22,759)       (6,232)
                                           ----------      --------      ---------     ---------     ---------     --------
       Net equity transactions .........      500,713       538,584        13,531         6,852       333,427       359,391
                                           ----------      --------      ---------     ---------     ---------     --------

Net change in contract owners'equity ...      417,392       540,527        17,551         9,380       378,460       338,503
Contract owners'equity beginning
  of period ............................      540,527             -         9,380             -       338,503             -
                                           ----------      --------      ---------     ---------     ---------     --------
Contract owners'equity end of period ...   $  957,919       540,527        26,931         9,380       716,963       338,503
                                           ==========      ========      =========     =========     =========     ========

CHANGES IN UNITS:
  Beginning units ......................       52,850             -           900             -        35,095             -
                                           ----------      --------      ---------     ---------     ---------     --------
  Units purchased ......................      156,778        53,829       930,055       370,353       106,713        35,745
  Units redeemed .......................     (107,311)         (979)     (928,513)     (369,453)      (72,593)         (650)
                                           ----------      --------      ---------     ---------     ---------     --------
  Ending units .........................      102,317        52,850         2,442           900        69,215        35,095
                                           ==========      ========      =========     =========     =========     ========


See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                        NATIONWIDE VL SEPARATE ACCOUNT-D

                          NOTES TO FINANCIAL STATEMENTS

                           DECEMBER 31, 2000 AND 1999


(1)  Summary of Significant Accounting Policies

     (a) Organization and Nature of Operations

         The Nationwide VL Separate Account-D (the Account) was established pursuant to a resolution of the Board of Directors of Nationwide Life and Annuity Insurance Company (the Company) on May 22, 1998. The Account has been registered as a unit investment trust under the Investment Company Act of 1940.

         The Company offers Corporate Flexible Premium Variable Life Insurance Policies through the Account.

     (b) The Contracts

         Only contracts without a front-end sales charge, but with a contingent deferred sales charge and certain other fees are offered for purchase. See note 2 for a discussion of policy charges, and note 3 for asset charges.

         Contract owners may invest in the following:

            Funds of the Deutsche Asset Management VIT Funds (DAS);
              DAS VIT Funds - Deutsche EAFE Equity Index Fund - Institutional
                 Class
              DAS VIT Funds - Deutsche Equity 500 Index Fund
              DAS VIT Funds - Deutsche Small Cap Index Fund

            The Dreyfus Socially Responsible Growth Fund, Inc. (DrySRGr)

            Dreyfus Stock Index Fund (DryStkIx)

            Dreyfus Premier Mid Cap Stock - Class A (DryPreMCap)

            Portfolios of the Dreyfus Variable Investment Fund (Dreyfus VIF);
              Dreyfus VIF - Appreciation Portfolio (DryVApp)
              Dreyfus VIF - Disciplined Stock Portfolio (DryVDspStk)
              Dreyfus VIF - International Value Portfolio (DryVIntVal) Dreyfus VIF - Limited Term High Income Portfolio (DryVLmtHI) Dreyfus VIF - Mid-Cap Stock Portfolio
             *Dreyfus VIF - Quality Bond Portfolio (DryVQualBd)
              Dreyfus VIF - Small Company Stock Portfolio (DryVSmCoSt)

            Fund of the Fidelity Advisor Funds (Fidelity Advisor);
              Fidelity Advisor - Overseas Fund - Class A (FAOverseaA)

            Portfolios of the Fidelity Variable Insurance Products Fund
             (Fidelity VIP);
              Fidelity VIP - Growth Portfolio (FidVGr)
              Fidelity VIP - High Income Portfolio (FidVHiIn)

            Portfolios of the Fidelity Variable Insurance Products Fund:
             Service Class (Fidelity VIP);
             *Fidelity VIP - Equity-Income Portfolio: Service Class (FidVEqInS)
              Fidelity VIP - Growth Portfolio: Service Class (FidVGrS)
              Fidelity VIP - High Income Portfolio: Service Class (FidVHiInS)
             *Fidelity VIP - Overseas Portfolio: Service Class (FidVOvSeS)

            Portfolios of the Fidelity Variable Insurance Products Fund II
             (Fidelity VIP-II);
              Fidelity VIP-II - Asset Manager Growth Portfolio: Service Class
                (FidVAMGrS)
              Fidelity VIP-II - Asset Manager Portfolio: Service Class (FidVAMS)
             *Fidelity VIP-II - Contrafund Portfolio: Service Class (FidVConS)

            Portfolios of the Fidelity Variable Insurance Products Fund III:
             Service Class (Fidelity VIP-III);
             *Fidelity VIP-III - Balanced Portfolio: Service Class (FidVBalS)
              Fidelity VIP-III - Growth and Income Portfolio: Service Class
                 (FidVGrInS)

              Fidelity VIP-III - Growth Opportunities Portfolio: Service Class
                 (FidVGrOpS)
              Fidelity VIP-III - Mid Cap Portfolio: Service Class (FidVMCapS)

            Funds of the Goldman Sachs Variable Insurance Trust (Goldman
                Sachs);
              Goldman Sachs - Aggressive Growth Fund
              Goldman Sachs - Balanced Strategy Fund
              Goldman Sachs - Capital Growth Fund
              Goldman Sachs - Conservative Strategy Fund Goldman Sachs - Core
                 International Equity Fund
              Goldman Sachs - Core Large Cap Fund
              Goldman Sachs - Core Small Cap Fund
              Goldman Sachs - Core U.S. Equity Fund Goldman Sachs -
              Global Income Fund Goldman Sachs - Growth and Income Fund Goldman Sachs - Growth and Income Strategy Fund
              Goldman Sachs - Growth Strategy Fund
              Goldman Sachs - Mid Cap Fund

            Funds of the INVESCO Variable Investment Funds, Inc. (INVESCO
               VIF);
             *INVESCO VIF - Blue Chip Growth Fund (IVBCGr)
             *INVESCO VIF - Dynamics Fund (IVDynm)
             *INVESCO VIF - Equity Income Fund (IVEIn) (formerly INVESCO VIF
                 Industrial Income Fund)
              INVESCO VIF - Health Sciences Fund (IVHlthSci)
              INVESCO VIF - High Yield Fund (IVHiYld)
              INVESCO VIF - Real Estate Opportunity Fund (IVRealEsOp) INVESCO VIF - Small Company Growth Fund (IVSmCoGr)
              INVESCO VIF - Technology Fund (IVTech)
             *INVESCO VIF - Total Return Fund (IVTotRtn)
              INVESCO VIF - Utilities Fund (IVUtility)

            Portfolios of The Institutional Universal Funds, Inc. (Morgan
                Stanley);
              Morgan Stanley - Emerging Markets Debt Portfolio (MSUEmMkt) Morgan Stanley - Equity Growth Portfolio (MSUEqGr)
              Morgan Stanley - Fixed Income Portfolio (MSUFixInc)
              Morgan Stanley - Global Equity Portfolio (MSUGlobEq)
              Morgan Stanley - High Yield Portfolio (MSUHiYld)
              Morgan Stanley - International Magnum Portfolio (MSUIntlMag) Morgan Stanley - Mid Cap Growth Portfolio (MSUMCapGr)
              Morgan Stanley - Mid Cap Value Portfolio (MSUMCapVal)
              Morgan Stanley - US Real Estate Portfolio (MSUUSRealE) Morgan Stanley - Value Portfolio (MSUValue)

            Funds of the Nationwide Separate Account Trust (Nationwide SAT)
              (managed for a fee by an affiliated investment advisor); Nationwide SAT - Balanced Fund - J.P. Morgan (NSATBalJPM)
             *Nationwide SAT - Capital Appreciation Fund (NSATCapAp)
              Nationwide SAT - Emerging Markets Fund - Gartmore (NSATEmMGM) Nationwide SAT - Equity Income Fund - Federated (NSATEqIFED) Nationwide SAT - Government Bond Fund (NSATGvtBd)
              Nationwide SAT - Growth Focus Fund - Turner (NSATGFocTU)
             *Nationwide SAT - High Income Bond Fund - Federated (NSATHiIFED)
              Nationwide SAT - International Growth Fund - Gartmore (NSATIntGGM) Nationwide SAT - Mid Cap Growth Fund - Strong (NSATMCpSTR) Nationwide SAT - Mid Cap Index Fund (NSATMCIxDR)
             *Nationwide SAT - Money Market Fund (NSATMMkt)
              Nationwide SAT - Multi-Sector Bond Fund - MAS (NSATMBdMAS) Nationwide SAT - Nationwide Global 50 Fund (NSATGlob50)

                        NATIONWIDE VL SEPARATE ACCOUNT-D

              Nationwide SAT - Small Cap Value Fund (NSATSmCapV) Nationwide SAT - Small Company Fund (NSATSmCo)
             *Nationwide SAT - Strategic Value Fund (NSATStrVal)
              Nationwide SAT - Total Return Fund (NSATTotRtn)

            Portfolios of the One Group Investment Trust (OGIV);
              OGIV - Balanced Portfolio (OGTBal)
              OGIV - Bond Portfolio (OGTBond) OGIV - Diversified Equity
                 Portfolio (OGTDivEq)
              OGIV - Diversified Mid Cap Portfolio (OGTDivMCap)
              OGIV - Equity Index Portfolio (OGTEqIndx)
              OGIV - Government Bond Portfolio (OGTLgCoGr)
              OGIV - Mid Cap Growth Portfolio (OGTMCapGr)
              OGIV - Mid Cap Value Portfolio (OGTMCapVal)

            Funds of the Salomon Brothers Variable Funds (SBV);
              SBV - Capital Fund (SBVCap)
              SBV - High Yield Bond Fund (SBVHiYld)
              SBV - Investors Fund (SBVInvest)
              SBV - Strategic Bond Fund (SBVStratBd)
              SBV - Total Return Fund (SBVTotRtn)

         At December 31, 2000, contract owners have invested in all of the above funds noted with an asterisk(*). The contract owners' equity is affected by the investment results of each fund, equity transaction by contract owners and certain contract expenses (see note 2).

         The accompanying financial statements include only contract owners' purchase payments pertaining to the variable portions of their contracts and exclude any purchase payments for fixed dollar benefits, the latter being included in the accounts of the Company.

         A contract owner may choose from among a number of different underlying mutual fund options. The underlying mutual fund options are not available to the general public directly. The underlying mutual funds are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

         Some of the underlying mutual funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after, publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual funds may differ substantially.

     (c) Security Valuation, Transactions and Related Investment Income

         The fair value of the underlying mutual funds is based on the closing net asset value per share at December 31, 2000. The cost of investments sold is determined on the specific identification basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date.

     (d) Federal Income Taxes

         Operations of the Account form a part of, and are taxed with, operations of the Company which is taxed as a life insurance company under the Internal Revenue Code.

         The Company does not provide for income taxes within the Account. Taxes are the responsibility of the contract owner upon termination or withdrawal.

     (e) Use of Estimates in the Preparation of Financial Statements

         The preparation of financial statements in conformity with accounting principles generally accepted in the United States may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2)  POLICY CHARGES

     (a) Deductions from Premium

         The Company deducts a charge for state premium taxes not to exceed 3.5% of all premiums received to cover the payment of these premium taxes. Additionally, the Company deducts a front-end sales load of up to 5.5% from each premium payment received.

     (b) Cost of Insurance

         A cost of insurance charge is assessed monthly against each contract by liquidating units. The amount of the charge is based upon age, sex, rate class and net amount at risk (death benefit less total contract value).

     (c) Administrative Charges

         The Company currently deducts a monthly administrative charge of $5 in all policy years. This charge is subject to change but will not exceed $10 per policy year.

(3)  ASSET CHARGES

     The Company deducts a charge from the contract to cover mortality and expense risk charges related to operations, and to recover policy maintenance charges. This charge is guaranteed not to exceed an annual effective rate of .75%. The annual rate is currently .60% during the first through fourth policy years, .40% during the fifth through twentieth policy years, and .25% thereafter. This charge is assessed against each contract through the daily unit value calculation.

(4)  RELATED PARTY TRANSACTIONS

     The Company performs various services on behalf of the Mutual Fund Companies in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions. These fees are paid to an affiliate of the Company.








                                                                     (Continued)

                        NATIONWIDE VL SEPARATE ACCOUNT-D

(5) FINANCIAL HIGHLIGHTS

     The following is a summary of units, unit fair values and contract owners' equity outstanding for variable life and annuity insurance policies as of the end of the period indicated, and the expense ratios and total return for the year ended December 31, 2000 and the period May 19, 1999 (commencement of operations) through December 31, 1999.

     The following is a summary for 2000:


                                                                     Unit           Contract                       Total
                                                      Units       Fair Value     Owners' Equity      Expenses*    Return**
                                                   -----------    -----------   ----------------    ----------    --------
        Dreyfus VIF - Quality Bond Portfolio          109,185     $ 11.080494      $  1,209,824        0.60%      10.76%
        Fidelity VIP -
         Equity Income Portfolio: Service Class       525,731       11.341117         5,962,377        0.68%       7.87%
        Fidelity VIP -
         Overseas Portfolio: Service Class             66,499       10.998746           731,406        0.63%     (19.47)%
        Fidelity VIP II -
         Contrafund Portfolio: Service Class          157,094       11.447448         1,798,325        0.75%      (7.09)%
        Fidelity VIP III -
         Balanced Portfolio: Service Class            137,868        9.875470         1,361,511        0.75%      (4.76)%
        INVESCO VIF - Blue Chip Growth Fund            81,077        9.755131           790,917        0.71%     (23.55)%
        INVESCO VIF - Dynamics Fund                    15,600       14.683635           229,065        0.52%      (3.93)%
        INVESCO VIF - Equity Income Fund              109,129       11.871617         1,295,538        0.55%       4.45%
        INVESCO VIF - Total Return Fund                80,808        9.308327           752,187        0.60%      (2.56)%
        Nationwide SAT - Capital Appreciation Fund    132,962        7.603332         1,010,954        0.73%     (26.82)%
        Nationwide SAT -
         High Income Bond Fund - Federated            102,317        9.362266           957,919        1.01%      (8.64)%
        Nationwide SAT - Money Market Fund              2,442       11.028155            26,931        0.67%       5.60%
        Nationwide SAT - Strategic Value Fund          69,215       10.358488           716,963        0.62%       7.18%
                                                     ========      ==========       -----------
                                                                                    $16,843,917
                                                                                    ===========



     The following is a summary for 1999:

        Dreyfus VIF - Quality Bond Portfolio           56,693      $ 9.984562       $   566,055          0.51%***   (0.16)%***
        Fidelity VIP - Overseas Portfolio:
         Services Class                                36,657       13.631426           499,687          0.42%***   36.74%***
        INVESCO VIF - Blue Chip Growth Fund            43,491       12.735013           553,858          0.44%***   27.67%***
        INVESCO VIF - Dynamics Fund                     7,042       15.254583           107,423          0.35%***   53.16%***
        INVESCO VIF - Equity Income Fund               50,378       11.343231           571,449          0.47%***   13.59%***
        INVESCO VIF - Total Return Fund                38,648        9.534274           368,481          0.41%***  (4.71)%***
        Nationwide SAT - Capital Appreciation Fund     67,426       10.370136           699,217          0.51%***    3.74%***
        Nationwide SAT -
         High Income Bond Fund - Federated             52,850       10.227564           540,527          0.51%***    2.30%***
        Nationwide SAT - Money Market Fund                900       10.421897             9,380          0.51%***    4.22%***
        Nationwide SAT - Strategic Value Fund          35,095        9.645322           338,503          0.51%***   (3.59)%***
                                                     ========       ==========      -----------
                                                                                    $ 4,254,580
                                                                                    ===========

* This represents expenses as a percentage of the average net assets of the variable account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the underlying fund portfolios and charges made directly to contract owner accounts through the redemption of units.

** This represents the annual total return for the period indicated and includes a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction of the total return presented.

*** Annualized as this investment option was not utilized for the entire period indicated.


--------------------------------------------------------------------------------

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
Nationwide Life and Annuity Insurance Company:

We have audited the accompanying balance sheets of Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of Nationwide Life Insurance Company, as of December 31, 2000 and 1999, and the related statements of income, shareholder's equity and cash flows for each of the years in the three-year period ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Nationwide Life and Annuity Insurance Company as of December 31, 2000 and 1999, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

January 26, 2001

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                                 Balance Sheets

                   ($000's omitted, except per share amounts)

                                                                                                 December 31,
                                                                                        -------------------------------
                                                                                             2000            1999
=======================================================================================================================
                                         ASSETS

Investments:
  Securities available-for-sale, at fair value:
    Fixed maturity securities                                                             $ 1,192,444     $ 1,051,556
    Equity securities                                                                           1,828           5,659
  Mortgage loans on real estate, net                                                          380,685         330,068
  Real estate, net                                                                              1,822           2,200
  Policy loans                                                                                  1,517             465
  Other long-term investments                                                                       8               -
  Short-term investments                                                                       61,194             706
-----------------------------------------------------------------------------------------------------------------------
                                                                                            1,639,498       1,390,654
-----------------------------------------------------------------------------------------------------------------------

Cash                                                                                                -           4,280
Accrued investment income                                                                      16,925          13,906
Deferred policy acquisition costs                                                             108,982          92,025
Reinsurance receivable from affiliate                                                          96,892          91,667
Other assets                                                                                   69,459          42,851
Assets held in separate accounts                                                            2,242,478       2,127,080
-----------------------------------------------------------------------------------------------------------------------
                                                                                          $ 4,174,234     $ 3,762,463
=======================================================================================================================

                          LIABILITIES AND SHAREHOLDER'S EQUITY
Future policy benefits and claims                                                         $ 1,765,451     $ 1,480,807
Other liabilities                                                                              10,493          41,308
Liabilities related to separate accounts                                                    2,242,478       2,127,080
-----------------------------------------------------------------------------------------------------------------------
                                                                                            4,018,422       3,649,195
-----------------------------------------------------------------------------------------------------------------------

Commitments and contingencies (notes 8 and 12)
Shareholder's equity:
  Common stock, $40 par value.  Authorized, issued and outstanding 66,000 shares                2,640           2,640
  Additional paid-in capital                                                                   77,960          52,960
  Retained earnings                                                                            72,063          59,536
  Accumulated other comprehensive income (loss)                                                 3,149          (1,868)
-----------------------------------------------------------------------------------------------------------------------
                                                                                              155,812         113,268
-----------------------------------------------------------------------------------------------------------------------
                                                                                          $ 4,174,234     $ 3,762,463
=======================================================================================================================


See accompanying notes to financial statements.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                              Statements of Income

                                ($000's omitted)

                                                                                        Years ended December 31,
                                                                              ---------------------------------------------
                                                                                  2000            1999           1998
===========================================================================================================================
Revenues:
  Policy charges                                                                $ 55,992        $ 44,793       $ 28,549
  Life insurance premiums                                                          1,297             292             63
  Net investment income                                                           14,732          13,959         11,314
  Realized gains on investments                                                      842           5,208            696
  Other income                                                                       929           1,059          1,165
---------------------------------------------------------------------------------------------------------------------------
                                                                                  73,792          65,311         41,787
---------------------------------------------------------------------------------------------------------------------------

Benefits and expenses:
  Interest credited to policyholder account balances                              11,097           8,548          4,881
  Other benefits and claims                                                        5,581           5,210          1,586
  Amortization of deferred policy acquisition costs                                9,893          13,592          4,348
  Other operating expenses                                                        29,982          24,185          8,952
---------------------------------------------------------------------------------------------------------------------------
                                                                                  56,553          51,535         19,767
---------------------------------------------------------------------------------------------------------------------------
    Income before federal income tax expense                                      17,239          13,776         22,020
---------------------------------------------------------------------------------------------------------------------------
Federal income tax expense                                                         4,712           4,571          7,501
---------------------------------------------------------------------------------------------------------------------------
    Net income                                                                  $ 12,527        $  9,205       $ 14,519
===========================================================================================================================


See accompanying notes to financial statements.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                       Statements of Shareholder's Equity

                  Years ended December 31, 2000, 1999 and 1998
                                ($000's omitted)


                                                                                            Accumulated
                                                           Additional                          other             Total
                                              Common         paid-in        Retained       comprehensive     shareholder's
                                               stock         capital        earnings       income (loss)         equity
============================================================================================================================

December 31, 1997                             $ 2,640       $ 52,960         $ 35,812           $ 7,168       $   98,580

Comprehensive income:
  Net income                                        -              -           14,519                 -           14,519
  Net unrealized gains on securities
    available-for-sale arising during the
         year                                       -              -                -             2,887            2,887

                                                                                                             ---------------
  Total comprehensive income                                                                                      17,406
----------------------------------------------------------------------------------------------------------------------------
December 31, 1998                               2,640         52,960           50,331            10,055          115,986
============================================================================================================================

Comprehensive income:
  Net income                                        -              -            9,205                 -            9,205
  Net unrealized losses on securities
    available-for-sale arising during the
         year                                       -              -                -           (11,923)         (11,923)

                                                                                                             ---------------
  Total comprehensive loss                                                                                        (2,718)
----------------------------------------------------------------------------------------------------------------------------
December 31, 1999                               2,640         52,960           59,536            (1,868)         113,268
============================================================================================================================

Comprehensive income:
  Net income                                        -              -           12,527                 -           12,527
  Net unrealized gains on securities
    available-for-sale arising during the
         year                                       -              -                -             5,017            5,017
                                                                                                             ---------------
  Total comprehensive income                                                                                      17,544
                                                                                                             ---------------
  Capital contribution                              -         25,000                -                 -           25,000
----------------------------------------------------------------------------------------------------------------------------
December 31, 2000                             $ 2,640       $ 77,960         $ 72,063           $ 3,149        $ 155,812
============================================================================================================================



See accompanying notes to financial statements.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                            Statements of Cash Flows

                                ($000's omitted)


                                                                                           Years ended December 31,
                                                                                ----------------------------------------------
                                                                                    2000           1999             1998
==============================================================================================================================
Cash flows from operating activities:
  Net income                                                                    $     12,527     $    9,205       $  14,519
  Adjustments to reconcile net income to net cash provided by operating activities:
      Interest credited to policyholder account balances                              11,097          8,548           4,881
      Capitalization of deferred policy acquisition costs                            (38,932)       (33,965)        (29,216)
      Amortization of deferred policy acquisition costs                                9,893         13,592           4,348
      Amortization and depreciation                                                      625          1,351            (479)
      Realized gains on invested assets, net                                            (842)        (5,208)           (696)
      Increase in accrued investment income                                           (3,019)        (2,261)           (867)
      Increase in other assets                                                       (31,833)        (1,309)        (25,919)
      Increase in policy liabilities and funds withheld
        on coinsurance agreement with affiliate                                      296,327        160,246         139,991
      (Decrease) increase in other liabilities                                       (33,516)        21,795          (3,883)
------------------------------------------------------------------------------------------------------------------------------
          Net cash provided by operating activities                                  222,327        171,994         102,679
------------------------------------------------------------------------------------------------------------------------------

Cash flows from investing activities:
  Proceeds from maturity of securities available-for-sale                            190,173        137,210         117,228
  Proceeds from sale of securities available-for-sale                                 47,537         73,864          17,403
  Proceeds from repayments of mortgage loans on real estate                           30,896         32,397          28,180
  Proceeds from sale of real estate                                                    1,269              -             707
  Proceeds from repayments of policy loans and sale of other invested assets             267            109              99
  Cost of securities available-for-sale acquired                                    (354,904)      (375,642)       (242,516)
  Cost of mortgage loans on real estate acquired                                     (82,250)       (93,500)        (78,180)
  Cost of real estate acquired                                                             -              -              (3)
  Short-term investments, net                                                        (60,488)         1,571          16,691
  Other, net                                                                          (1,327)          (242)           (216)
------------------------------------------------------------------------------------------------------------------------------
          Net cash used in investing activities                                     (228,827)      (224,233)       (140,607)
------------------------------------------------------------------------------------------------------------------------------

Cash flows from financing activities:
  Capital contribution received                                                       25,000              -               -
  Increase in investment product and universal life insurance
    product account balances                                                         173,269        192,893          74,828
  Decrease in investment product and universal life insurance
    product account balances                                                        (196,049)      (136,376)        (42,061)
------------------------------------------------------------------------------------------------------------------------------
          Net cash provided by financing activities                                    2,220         56,517          32,767
------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in cash                                                       (4,280)         4,278          (5,161)

Cash, beginning of year                                                                4,280              2           5,163
------------------------------------------------------------------------------------------------------------------------------
Cash, end of year                                                               $          -      $   4,280      $        2
==============================================================================================================================


See accompanying notes to financial statements.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                          Notes to Financial Statements

                        December 31, 2000, 1999 and 1998
                                ($000's omitted)

(1)      Organization and Description of Business
         ----------------------------------------

         Nationwide Life and Annuity Insurance Company (the Company) is a wholly owned subsidiary of Nationwide Life Insurance Company (NLIC).

         The Company provides long-term savings and retirement products, including individual annuities and life insurance.

(2)      Summary of Significant Accounting Policies
         ------------------------------------------

         The significant accounting policies followed by the Company that materially affect financial reporting are summarized below. The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which differ from statutory accounting practices prescribed or permitted by regulatory authorities. An Annual Statement, filed with the Department of Insurance of the State of Ohio (the Department), is prepared on the basis of accounting practices prescribed or permitted by the Department. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company has no material permitted statutory accounting practices.

         In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Actual results could differ significantly from those estimates.

         The most significant estimates include those used in determining deferred policy acquisition costs, valuation allowances for mortgage loans on real estate and real estate investments, the liability for future policy benefits and claims and federal income taxes. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

         (a)  Valuation of Investments and Related Gains and Losses
              -----------------------------------------------------

              The Company is required to classify its fixed maturity securities and equity securities as either held-to-maturity, available-for-sale or trading. The Company classifies fixed maturity and equity securities as available-for-sale. Available-for-sale securities are stated at fair value, with the unrealized gains and losses, net of adjustments to deferred policy acquisition costs and deferred federal income tax, reported as a separate component of accumulated other comprehensive income in shareholder's equity. The adjustment to deferred policy acquisition costs represents the change in amortization of deferred policy acquisition costs that would have been required as a charge or credit to operations had such unrealized amounts been realized.

              Mortgage loans on real estate are carried at the unpaid principal balance less valuation allowances. The Company provides valuation allowances for impairments of mortgage loans on real estate based on a review by portfolio managers. The measurement of impaired loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate or, as a practical expedient, at the fair value of the collateral, if the loan is collateral dependent. Loans in foreclosure and loans considered to be impaired are placed on non-accrual status. Interest received on non-accrual status mortgage loans on real estate is included in interest income in the period received.

              Real estate is carried at cost less accumulated depreciation and valuation allowances. Other long-term investments are carried on the equity basis, adjusted for valuation allowances. Impairment losses are recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amount.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued

              Realized gains and losses on the sale of investments are determined on the basis of specific security identification. Estimates for valuation allowances and other than temporary declines are included in realized gains and losses on investments.

         (b)  Revenues and Benefits
              ---------------------

              Investment Products and Universal Life Insurance Products:
              Investment products consist primarily of individual variable and fixed deferred annuities. Universal life insurance products include universal life insurance, variable universal life insurance, corporate-owned life insurance and other interest-sensitive life insurance policies. Revenues for investment products and universal life insurance products consist of net investment income, asset fees, cost of insurance, policy administration and surrender charges that have been earned and assessed against policy account balances during the period. Policy benefits and claims that are charged to expense include interest credited to policy account balances and benefits and claims incurred in the period in excess of related policy account balances.

              Traditional Life Insurance Products: Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of certain annuities with life contingencies. Premiums for traditional life insurance products are recognized as revenue when due. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contract. This association is accomplished by the provision for future policy benefits and the deferral and amortization of policy acquisition costs.

         (c)  Deferred Policy Acquisition Costs
              ---------------------------------

              The costs of acquiring new business, principally commissions, certain expenses of the policy issue and underwriting department and certain variable sales expenses have been deferred. For investment products and universal life insurance products, deferred policy acquisition costs are being amortized with interest over the lives of the policies in relation to the present value of estimated future gross profits from projected interest margins, asset fees, cost of insurance, policy administration and surrender charges. For years in which gross profits are negative, deferred policy acquisition costs are amortized based on the present value of gross revenues. Deferred policy acquisition costs are adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available-for-sale as described in note 2(a).

         (d)  Separate Accounts
              -----------------

              Separate account assets and liabilities represent contractholders' funds which have been segregated into accounts with specific investment objectives. The investment income and gains or losses of these accounts accrue directly to the contractholders. The activity of the separate accounts is not reflected in the statements of income and cash flows except for the fees the Company receives.

         (e)  Future Policy Benefits
              ----------------------

              Future policy benefits for investment products in the accumulation phase, universal life insurance and variable universal life insurance policies have been calculated based on participants' contributions plus interest credited less applicable contract charges.

         (f)  Federal Income Tax
              ------------------

              The Company files a consolidated federal income tax return with Nationwide Mutual Insurance Company (NMIC). The members of the consolidated tax return group have a tax sharing agreement which provides, in effect, for each member to bear essentially the same federal income tax liability as if separate tax returns were filed.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued

              The Company utilizes the asset and liability method of accounting for income tax. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under this method, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are established when necessary to reduce the deferred tax assets to the amounts expected to be realized.

         (g)  Reinsurance Ceded
              -----------------

              Reinsurance revenues ceded and reinsurance recoveries on benefits and expenses incurred are deducted from the respective income and expense accounts. Assets and liabilities related to reinsurance ceded are reported on a gross basis.

         (h)  Recently Issued Accounting Pronouncements
              -----------------------------------------

              In June 1998, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 133, Accounting for Derivative Instruments and Hedging Activities (SFAS
              133). SFAS 133, as amended by SFAS 137, Accounting for Derivative Instruments and Hedging Activities - Deferral of the Effective Date of FASB Statement No. 133 and SFAS 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities, is effective for the Company as of January 1, 2001.

              SFAS 133 establishes accounting and reporting standards for derivative instruments and hedging activities. It requires an entity to recognize all derivatives as either assets or liabilities on the balance sheet and measure those instruments at fair value.

              As of January 1, 2001, all derivatives qualified for hedge accounting under SFAS 133. The adoption of SFAS 133 will result in the Company derecognizing $350 of deferred assets related to hedges, while recognizing $350 of additional derivative instrument liabilities and $288 of additional firm commitment assets. The adoption of SFAS 133 will result in the Company recording a net transition adjustment gain of $102 (net of related income tax of $55) in net income. In addition, a net translation adjustment gain of $20 (net of related income tax of $11) will be recorded in accumulated other comprehensive income at January 1, 2001. Further, the adoption of SFAS 133 will result in the Company reporting total derivative instrument assets and liabilities of $32 and $170, respectively.

              Also, the Company expects that the adoption of SFAS 133 will increase the volatility of reported earnings and other comprehensive income. The amount of volatility will vary with the level of derivative and hedging activities and fluctuations in market interest rates and foreign exchange rates during any period.

         (i)  Reclassification
              ----------------

              Certain items in the 1999 and 1998 financial statements have been reclassified to conform to the 2000 presentation.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued

         (3)  Investments
              -----------

              The amortized cost, gross unrealized gains and losses and estimated fair value of securities available-for-sale as of December 31, 2000 and 1999 were:


                                                                                             Gross         Gross
                                                                            Amortized      unrealized    unrealized     Estimated
                                                                               cost          gains         losses       fair value
             =======================================================================================================================
             December 31, 2000
              Fixed maturity securities:
                 U.S. Treasury securities and obligations of U.S.
                   Government corporations and agencies                   $      40,694     $     769   $       133     $    41,330
                 Obligations of states and political subdivisions                 3,129             -            37           3,092
                 Debt securities issued by foreign governments                    1,253            12            13           1,252
                 Corporate securities                                           662,849        11,717         7,859         666,707
                 Mortgage-backed securities - U.S. Government backed            236,368         2,190           413         238,145
                 Asset-backed securities                                        239,785         3,342         1,209         241,918
             -----------------------------------------------------------------------------------------------------------------------
                     Total fixed maturity securities                          1,184,078        18,030         9,664       1,192,444
               Equity securities                                                    979           849             -           1,828
             -----------------------------------------------------------------------------------------------------------------------
                                                                          $   1,185,057     $  18,879   $     9,664     $ 1,194,272
             =======================================================================================================================

             December 31, 1999
              Fixed maturity securities:
                 U.S. Treasury securities and obligations of U.S.
                   Government corporations and agencies                   $      36,717     $       2   $    1,198      $    35,521
                 Obligations of states and political subdivisions                   302             -            7              295
                 Debt securities issued by foreign governments                    2,256             2           22            2,236
                 Corporate securities                                           549,510         1,933       10,413          541,030
                 Mortgage-backed securities - U.S. Government backed            258,329         1,044        3,082          256,291
                 Asset-backed securities                                        218,698           232        2,747          216,183
             -----------------------------------------------------------------------------------------------------------------------
                     Total fixed maturity securities                          1,065,812         3,213       17,469        1,051,556
               Equity securities                                                  1,990         3,669            -            5,659
             -----------------------------------------------------------------------------------------------------------------------
                                                                          $   1,067,802     $   6,882   $   17,469      $ 1,057,215
             =======================================================================================================================

         The amortized cost and estimated fair value of fixed maturity securities available-for-sale as of December 31, 2000, by expected maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.


                                                                                    Amortized         Estimated
                                                                                       cost           fair value
             =======================================================================================================
             Fixed maturity securities available-for-sale:
                Due in one year or less                                            $    62,935        $   62,402
                Due after one year through five years                                  382,617           381,603
                Due after five years through ten years                                 195,109           199,554
                Due after ten years                                                     67,264            68,822
             -------------------------------------------------------------------------------------------------------
                                                                                       707,925           712,381
                 Mortgage-backed securities                                            236,368           238,145
                 Asset-backed securities                                               239,785           241,918
             -------------------------------------------------------------------------------------------------------
                                                                                   $ 1,184,078       $ 1,192,444
             =======================================================================================================

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued

The components of unrealized gains (losses) on securities available-for-sale, net, were as follows as of each December 31:


                                                                                          2000            1999
         ===========================================================================================================

         Gross unrealized gains (losses)                                                $ 9,215       $ (10,587)
         Adjustment to deferred policy acquisition costs                                 (4,369)          7,714
         Deferred federal income tax                                                     (1,697)          1,005
         -----------------------------------------------------------------------------------------------------------
                                                                                        $ 3,149      $   (1,868)
         ===========================================================================================================

An analysis of the change in gross unrealized gains (losses) on securities available-for-sale follows for the years ended December 31:


                                                                            2000            1999           1998
         ============================================================================================================
         Securities available-for-sale:
           Fixed maturity securities                                     $ 22,622       $ (35,128)       $ 3,922
           Equity securities                                               (2,820)         (1,861)         2,467
         ------------------------------------------------------------------------------------------------------------
                                                                         $ 19,802       $ (36,989)       $ 6,389
         ============================================================================================================

Proceeds from the sale of securities available-for-sale during 2000, 1999 and 1998 were $47,537, $73,864 and $17,403, respectively. During 2000, gross gains of $376 ($297 and $509 in 1999 and 1998, respectively) and gross losses of $1,413 ($37 and none in 1999 and 1998, respectively) were realized on those sales.

The Company had no investments that were non-income producing for the twelve month periods preceding December 31, 2000 and 1999.

Real estate is presented at cost less accumulated depreciation of $138 as of December 31, 2000 ($155 as of December 31, 1999). There was no valuation allowance as of December 31, 2000 or 1999.

There were no recorded investments in mortgage loans on real estate considered to be impaired as of December 31, 2000 ($881 as of December 31, 1999). No valuation allowance was recorded for these loans as of December 31, 2000 or 1999. During 2000, the average recorded investment in impaired mortgage loans on real estate was approximately $527 ($885 in 1999) and there was no interest income recognized on those loans (none in 1999).

The valuation allowance account for mortgage loans on real estate was $750 for the year ended December 31, 2000, which was unchanged from the previous two years.

An analysis of investment income by investment type follows for the years ended December 31:


                                                                            2000            1999           1998
         ============================================================================================================
         Gross investment income:
           Securities available-for-sale:
             Fixed maturity securities                                  $ 75,426        $ 66,160       $ 56,398
           Mortgage loans on real estate                                  27,821          23,475         21,124
           Real estate                                                       461             413            379
           Short-term investments                                          1,352           1,580          1,361
           Other                                                             431             334            178
         ------------------------------------------------------------------------------------------------------------
               Total investment income                                   105,491          91,962         79,440
         Less:
           Investment expenses                                             1,988           2,040          1,773
           Net investment income ceded (note 11)                          88,771          75,963         66,353
         ------------------------------------------------------------------------------------------------------------
               Net investment income                                    $ 14,732        $ 13,959       $ 11,314
         ============================================================================================================

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


         An analysis of realized gains (losses) on investments, net of valuation allowances, by investment type follows for the years ended December 31:


                                                                            2000            1999           1998
         ============================================================================================================
         Fixed maturity securities available-for-sale                   $ (1,037)      $    260          $ 509
         Mortgage loans on real estate                                      (261)             7              -
         Real estate and other                                              2,140         4,941            187
         ------------------------------------------------------------------------------------------------------------
                                                                        $     842      $  5,208          $ 696
         ============================================================================================================

         Fixed maturity securities with an amortized cost of $3,420 and $3,540 were on deposit with various regulatory agencies as required by law as of December 31, 2000 and 1999, respectively.

(4)      Derivative Financial Instruments
         --------------------------------

         The Company uses derivative financial instruments, principally interest rate swaps, interest rate futures contracts and foreign currency swaps, to manage market risk exposures associated with changes in interest rates and foreign currency exchange rates. Provided they meet specific criteria, interest rate and foreign currency swaps and futures are considered hedges and are accounted for under the accrual method and deferral method, respectively. The Company has no significant derivative positions that are not considered hedges. See note 2 (h) regarding accounting for derivatives under SFAS 133 effective January 1, 2001.

         Interest rate swaps are primarily used to convert specific investment securities from a fixed-rate to a floating-rate basis. Amounts receivable or payable under these agreements are recognized as an adjustment to net investment income consistent with the nature of the hedged item. Currently, changes in fair value of the interest rate swap agreements are not recognized on the balance sheet, except for interest rate swaps designated as hedges of fixed maturity securities available-for-sale, for which changes in fair values are reported in accumulated other comprehensive income.

         Interest rate futures contracts are primarily used to hedge the risk of adverse interest rate changes related to the Company's mortgage loan commitments and anticipated purchases of fixed rate investments. Gains and losses are deferred and, at the time of closing, reflected as an adjustment to the carrying value of the related mortgage loans or investments. The carrying value adjustments are amortized into net investment income over the life of the related mortgage loans or investments.

         Foreign currency swaps are used to convert cash flows from specific investments denominated in foreign currencies into U.S. dollars at specified exchange rates. Amounts receivable or payable under these agreements are recognized as an adjustment to net investment income consistent with the nature of the hedged item. Gains and losses on foreign currency swaps are recorded in earnings based on the related spot foreign exchange rate at the end of the reporting period. Gains and losses on these contracts offset those recorded as a result of translating the hedged foreign currency denominated investments to U.S. dollars.

         The notional amount of derivative financial instruments outstanding as of December 31, 2000 and 1999 were as follows:


                                                                                          2000            1999
         ===========================================================================================================
         Interest rate swaps -
            Pay fixed/receive variable rate swaps hedging investments                $   7,585         $ 1,585
            Pay variable/receive fixed rate swaps hedging investments                    5,000             -

         Foreign currency swaps -
             Hedging foreign currency denominated investments                        $   1,420         $ 1,420

         Interest rate futures contracts                                             $  18,700         $ 2,483
         -----------------------------------------------------------------------------------------------------------

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


(5)      Federal Income Tax
         ------------------

         The tax effects of temporary differences that give rise to significant components of the net deferred tax (liability) asset as of December 31, 2000 and 1999 are as follows:


                                                                                          2000            1999
         ===========================================================================================================
         Deferred tax assets:
           Fixed maturity securities                                                    $    -       $   3,905
           Future policy benefits                                                        9,874          17,454
           Liabilities in separate accounts                                             18,505          15,603
           Mortgage loans on real estate and real estate                                   267             266
         -----------------------------------------------------------------------------------------------------------
             Total gross deferred tax assets                                            28,646          37,228
         -----------------------------------------------------------------------------------------------------------

         Deferred tax liabilities:
           Fixed maturity securities                                                     4,188               -
           Equity securities                                                               297           1,284
           Deferred policy acquisition costs                                            14,963          15,624
           Other                                                                        11,525          13,799
         -----------------------------------------------------------------------------------------------------------
             Total gross deferred tax liabilities                                       30,973          30,707
         -----------------------------------------------------------------------------------------------------------
              Net deferred tax (liability) asset                                      $ (2,327)      $   6,521
         ===========================================================================================================

         In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion of the total gross deferred tax assets will not be realized. Future taxable amounts or recovery of federal income tax paid within the statutory carryback period can offset all future deductible amounts. The Company has determined that valuation allowances are not necessary as of December 31, 2000, 1999 and 1998 based on its analysis of future deductible amounts.

         The Company's current federal income tax (asset) liability was $(3,544) and $1,860 as of December 31, 2000 and 1999, respectively.

         Federal income tax expense for the years ended December 31 was as follows:


                                                                          2000            1999            1998
         -----------------------------------------------------------------------------------------------------------
         Currently payable                                            $ (1,434)        $ 4,391        $ 10,014
         Deferred tax expense (benefit)                                  6,146             180          (2,513)
         -----------------------------------------------------------------------------------------------------------
                                                                      $  4,712         $ 4,571       $   7,501
         ===========================================================================================================

         Total federal income tax expense for the years ended December 31, 2000, 1999 and 1998 differs from the amount computed by applying the U.S. federal income tax rate to income before tax as follows:


                                                           2000                   1999                  1998
                                                   ---------------------  ---------------------  --------------------
                                                     Amount        %        Amount        %        Amount       %
         ============================================================================================================
         Computed (expected) tax expense             $ 6,034      35.0      $ 4,822      35.0      $ 7,707     35.0
         Tax exempt interest and dividends
            received deduction                        (1,324)     (7.7)        (255)     (1.8)        (223)    (1.0)
         Other, net                                        2       -              4       -             17      0.1
         ------------------------------------------------------------------------------------------------------------
               Total (effective rate of each year)   $ 4,712      27.3      $ 4,571      33.2      $ 7,501     34.1
         ============================================================================================================

         Total federal income tax paid was $3,970, $4,053 and $9,298 during the years ended December 31, 2000, 1999 and 1998, respectively.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


(6)      Comprehensive Income
         --------------------

         Comprehensive Income includes net income as well as certain items that are reported directly within separate components of shareholder's equity that bypass net income. Currently, the Company's only component of Other Comprehensive Income is unrealized gains (losses) on securities available-for-sale. The related before and after federal tax amounts for the years ended December 31, 2000, 1999 and 1998 were as follows:


                                                                            2000            1999           1998
         ============================================================================================================
         Unrealized gains (losses) on securities available-for-sale arising during the period:
            Gross                                                         $ 18,765       $ (36,729)       $ 6,898
            Adjustment to deferred policy acquisition costs                (12,083)         18,645         (1,947)
            Related federal income tax (expense) benefit                    (2,339)          6,330         (1,733)
         ------------------------------------------------------------------------------------------------------------
               Net                                                           4,343         (11,754)         3,218
         ------------------------------------------------------------------------------------------------------------

         Reclassification adjustment for net (gains) losses on securities available-for-sale realized during the period:
            Gross                                                            1,037            (260)          (509)
            Related federal income tax expense (benefit)                      (363)             91            178
         ------------------------------------------------------------------------------------------------------------
               Net                                                             674            (169)          (331)
         ------------------------------------------------------------------------------------------------------------
         Total Other Comprehensive Income (Loss)                           $ 5,017       $ (11,923)       $ 2,887
         ============================================================================================================

(7)      Fair Value of Financial Instruments
         -----------------------------------

         The following disclosures summarize the carrying amount and estimated fair value of the Company's financial instruments. Certain assets and liabilities are specifically excluded from the disclosure requirements of financial instruments. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

         The fair value of a financial instrument is defined as the amount at which the financial instrument could be exchanged in a current transaction between willing parties. In cases where quoted market prices are not available, fair value is to be based on estimates using present value or other valuation techniques. Many of the Company's assets and liabilities subject to the disclosure requirements are not actively traded, requiring fair values to be estimated by management using present value or other valuation techniques. These techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in the immediate settlement of the instruments.

         Although insurance contracts, other than policies such as annuities that are classified as investment contracts, are specifically exempted from the disclosure requirements, estimated fair value of policy reserves on life insurance contracts is provided to make the fair value disclosures more meaningful.

         The tax ramifications of the related unrealized gains and losses can have a significant effect on fair value estimates and have not been considered in the estimates.

         The Company in estimating its fair value disclosures used the following methods and assumptions:

              FIXED MATURITY AND EQUITY SECURITIES: The fair value for fixed maturity securities is based on quoted market prices, where available. For fixed maturity securities not actively traded, fair value is estimated using values obtained from independent pricing services or, in the case of private placements, is estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair value for equity securities is based on quoted market prices. The carrying amount and fair value for fixed maturity and equity securities exclude the fair value of derivatives contracts designated as hedges of fixed maturity and equity securities.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


              MORTGAGE LOANS ON REAL ESTATE, NET: The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Fair value for impaired mortgage loans is the estimated fair value of the underlying collateral.

              POLICY LOANS, SHORT-TERM INVESTMENTS AND CASH: The carrying amount reported in the balance sheets for these instruments approximates their fair value.

              SEPARATE ACCOUNT ASSETS AND LIABILITIES: The fair value of assets held in separate accounts is based on quoted market prices. The fair value of liabilities related to separate accounts is the amount payable on demand, which is net of certain surrender charges.

              INVESTMENT CONTRACTS: The fair value for the Company's liabilities under investment type contracts is based on one of two methods. For investment contracts without defined maturities, fair value is the amount payable on demand. For investment contracts with known or determined maturities, fair value is estimated using discounted cash flow analysis. Interest rates used are similar to currently offered contracts with maturities consistent with those remaining for the contracts being valued.

              POLICY RESERVES ON LIFE INSURANCE CONTRACTS: The estimated fair value is the amount payable on demand. Also included are disclosures for the Company's limited payment policies, which the Company has used discounted cash flow analyses similar to those used for investment contracts with known maturities to estimate fair value.

              COMMITMENTS TO EXTEND CREDIT: Commitments to extend credit have nominal fair value because of the short-term nature of such commitments. See note 8.

              FUTURES CONTRACTS: The fair value for futures contracts is based on quoted market prices.

              INTEREST RATE AND FOREIGN CURRENCY SWAPS: The fair value for interest rate and foreign currency swaps are calculated with pricing models using current rate assumptions.

         Carrying amount and estimated fair value of financial instruments subject to disclosure requirements and policy reserves on life insurance contracts were as follows as of December 31:


                                                                    2000                             1999
                                                       -------------------------------  -------------------------------
                                                          Carrying       Estimated         Carrying       Estimated
                                                           amount        fair value         amount        fair value
=======================================================================================================================
         Assets:
           Investments:
             Securities available-for-sale:
               Fixed maturity securities                $ 1,191,741     $ 1,191,741     $  1,051,447    $  1,051,447
               Equity securities                              1,828           1,828            5,659           5,659
             Mortgage loans on real estate, net             380,685         388,396          330,068         324,610
             Policy loans                                     1,517           1,517              465             465
             Short-term investments                          61,194          61,194              706             706
           Cash                                                   -               -            4,280           4,280
           Assets held in separate accounts               2,242,478       2,242,478        2,127,080       2,127,080

         Liabilities:
           Investment contracts                          (1,616,017)     (1,562,224)      (1,335,787)     (1,283,459)
           Policy reserves on life insurance contracts     (149,434)       (149,783)        (145,020)       (145,370)
           Liabilities related to separate accounts      (2,242,478)     (2,189,633)      (2,127,080)     (2,082,541)

         Derivative financial instruments:
           Interest rate swaps hedging assets                   703             952              109             109
           Foreign currency swaps                               128             128              (18)            (18)
           Futures contracts                                   (151)           (151)              21              21

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


(8)      Risk Disclosures
         ----------------

         The following is a description of the most significant risks facing life insurers and how the Company mitigates those risks:

         CREDIT RISK: The risk that issuers of securities owned by the Company or mortgagors on mortgage loans on real estate owned by the Company will default or that other parties which owe the Company money, will not pay. The Company minimizes this risk by adhering to a conservative investment strategy, by maintaining credit and collection policies and by providing for any amounts deemed uncollectible.

         INTEREST RATE RISK: The risk that interest rates will change and cause a decrease in the value of an insurer's investments. This change in rates may cause certain interest-sensitive products to become uncompetitive or may cause disintermediation. The Company mitigates this risk by charging fees for non-conformance with certain policy provisions, by offering products that transfer this risk to the purchaser, and/or by attempting to match the maturity schedule of its assets with the expected payouts of its liabilities. To the extent that liabilities come due more quickly than assets mature, an insurer could potentially have to borrow funds or sell assets prior to maturity and potentially recognize a gain or loss.

         LEGAL/REGULATORY RISK: The risk that changes in the legal or regulatory environment in which an insurer operates will result in increased competition, reduced demand for a company's products, or create additional expenses not anticipated by the insurer in pricing its products. The Company mitigates this risk by operating throughout the United States, thus reducing its exposure to any single jurisdiction and also by employing underwriting practices which identify and minimize the adverse impact of this risk.

         FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK: The Company is a party to financial instruments with off-balance-sheet risk in the normal course of business through management of its investment portfolio. These financial instruments include commitments to extend credit in the form of loans and derivative financial instruments. These instruments involve, to varying degrees, elements of credit risk in excess of amounts recognized on the balance sheets.

         Commitments to fund fixed rate mortgage loans on real estate are agreements to lend to a borrower, and are subject to conditions established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a deposit. Commitments extended by the Company are based on management's case-by-case credit evaluation of the borrower and the borrower's loan collateral. The underlying mortgage property represents the collateral if the commitment is funded. The Company's policy for new mortgage loans on real estate is to lend no more than 75% of collateral value. Should the commitment be funded, the Company's exposure to credit loss in the event of nonperformance by the borrower is represented by the contractual amounts of these commitments less the net realizable value of the collateral. The contractual amounts also represent the cash requirements for all unfunded commitments. Commitments on mortgage loans on real estate of $16,280 extending into 2001 were outstanding as of December 31, 2000.

         Notional amounts of derivative financial instruments, primarily interest rate swaps, interest rate futures contracts and foreign currency swaps, significantly exceed the credit risk associated with these instruments and represent contractual balances on which calculations of amounts to be exchanged are based. Credit exposure is limited to the sum of the aggregate fair value of positions that have become favorable to NLAIC, including accrued interest receivable due from counterparties. Potential credit losses are minimized through careful evaluation of counterparty credit standing, selection of counterparties from a limited group of high quality institutions, collateral agreements and other contract provisions. As of December 31, 2000, NLAIC's credit risk from these derivative financial instruments was $1.0 million.

         SIGNIFICANT CONCENTRATIONS OF CREDIT RISK: The Company grants mainly commercial mortgage loans on real estate to customers throughout the United States. The Company has a diversified portfolio with no more than 29% (30% in 1999) in any geographic area and no more than 1% (5% in 1999) with any one borrower as of December 31, 2000. As of December 31, 2000 17% (22% in 1999) of the remaining principal balance of the Company's commercial mortgage loan portfolio financed apartment building properties.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


(9)      Pension Plan and Postretirement Benefits Other Than Pensions
         ------------------------------------------------------------

         The Company is a participant, together with other affiliated companies, in a pension plan covering all employees who have completed at least one year of service and who have met certain age requirements. Plan contributions are invested in a group annuity contract of NLIC. Benefits are based upon the highest average annual salary of a specified number of consecutive years of the last ten years of service. The Company funds pension costs accrued for direct employees plus an allocation of pension costs accrued for employees of affiliates whose work efforts benefit the Company.

         Pension costs charged to operations by the Company during the years ended December 31, 2000, 1999 and 1998 were $77, $127 and $235, respectively.

         In addition to the defined benefit pension plan, the Company, together with other affiliated companies, participates in life and health care defined benefit plans for qualifying retirees. Postretirement life and health care benefits are contributory and generally available to full time employees who have attained age 55 and have accumulated 15 years of service with the Company after reaching age 40. Postretirement health care benefit contributions are adjusted annually and contain cost-sharing features such as deductibles and coinsurance. In addition, there are caps on the Company's portion of the per-participant cost of the postretirement health care benefits. These caps can increase annually, but not more than three percent. The Company's policy is to fund the cost of health care benefits in amounts determined at the discretion of management. Plan assets are invested primarily in group annuity contracts of NLIC.

         The Company elected to immediately recognize its estimated accumulated postretirement benefit obligation (APBO), however, certain affiliated companies elected to amortize their initial transition obligation over periods ranging from 10 to 20 years.

         The Company's accrued postretirement benefit expense as of December 31, 2000 and 1999 was $1,090 and $1,040, respectively, and the net periodic postretirement benefit cost (NPPBC) for 2000, 1999 and 1998 was $132, $177 and $130, respectively.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued

         Information regarding the funded status of the pension plan as a whole and the postretirement life and health care benefit plan as a whole as of December 31, 2000 and 1999 follows:

                                                                        Pension Benefits          Postretirement Benefits
                                                                 ------------------------------  ---------------------------
                                                                       2000          1999            2000          1999
         ===================================================================================================================
         Change in benefit obligation:
         Benefit obligation at beginning of year                    $ 1,811,400   $ 2,185,000    $    239,800    $  270,100
         Service cost                                                    81,400        80,000          12,200        14,200
         Interest cost                                                  125,300       109,900          18,700        17,600
         Actuarial loss (gain)                                           34,800       (95,000)         16,100       (64,400)
         Plan settlement                                                      -      (396,100)            -             -
         Benefits paid                                                  (71,200)      (72,400)        (10,400)      (11,000)
         Acquired companies                                                 -             -                 -        13,300
         -------------------------------------------------------------------------------------------------------------------
         Benefit obligation at end of year                            1,981,700     1,811,400         276,400       239,800
         -------------------------------------------------------------------------------------------------------------------

         Change in plan assets:
         Fair value of plan assets at beginning of year               2,247,600     2,541,900          91,300        77,900
         Actual return on plan assets                                   140,900       161,800          12,200         3,500
         Employer contribution                                                -        12,400          26,300        20,900
         Plan curtailment in 2000/settlement in 1999                     19,800      (396,100)            -             -
         Benefits paid                                                  (71,200)      (72,400)        (10,400)      (11,000)
         -------------------------------------------------------------------------------------------------------------------
         Fair value of plan assets at end of year                     2,337,100     2,247,600         119,400        91,300
         -------------------------------------------------------------------------------------------------------------------

         Funded status                                                  355,400       436,200        (157,000)     (148,500)
         Unrecognized prior service cost                                 25,000        28,200             -             -
         Unrecognized net gains                                        (311,700)     (402,000)        (34,100)      (46,700)
         Unrecognized net (asset) obligation at transition               (6,400)       (7,700)          1,000         1,100
         -------------------------------------------------------------------------------------------------------------------
         Prepaid (accrued) benefit cost                            $      62,300 $      54,700     $ (190,100)   $ (194,100)
         ===================================================================================================================

         Assumptions used in calculating the funded status of the pension plan and postretirement life and health care benefit plan were as follows:


                                                                        Pension Benefits          Postretirement Benefits
                                                                   ----------------------------  ---------------------------
                                                                       2000          1999            2000          1999
         ===================================================================================================================

         Weighted average discount rate                                6.75%         7.00%           7.50%         7.80%
         Rate of increase in future compensation levels                5.00%         5.25%            -             -
         Assumed health care cost trend rate:
               Initial rate                                              -             -            15.00%        15.00%
               Ultimate rate                                             -             -             5.50%         5.50%
               Uniform declining period                                  -             -             5 Years       5 Years
         -------------------------------------------------------------------------------------------------------------------

         The net periodic pension cost for the pension plan as a whole for the years ended December 31, 2000, 1999 and 1998 follows:


                                                                          2000            1999            1998
         ===========================================================================================================

         Service cost (benefits earned during the period)             $   81,400      $   80,000      $   87,600
         Interest cost on projected benefit obligation                   125,300         109,900         123,400
         Expected return on plan assets                                 (184,500)       (160,300)       (159,000)
         Recognized gains                                                (11,800)         (9,100)         (3,800)
         Amortization of prior service cost                                3,200           3,200           3,200
         Amortization of unrecognized transition obligation (asset)       (1,300)         (1,400)          4,200
         -----------------------------------------------------------------------------------------------------------
                                                                      $   12,300      $   22,300      $   55,600
         ===========================================================================================================

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


         Effective December 31, 1998, Wausau Service Corporation (WSC) ended its affiliation with Nationwide and employees of WSC ended participation in the plan resulting in a curtailment gain of $67,100. During 1999, the Plan transferred assets to settle its obligation related to WSC employees, resulting in a gain of $32,900. The spin-off of liabilities and assets was completed in the year 2000, resulting in an adjustment to the curtailment gain of $19,800.

         Assumptions used in calculating the net periodic pension cost for the pension plan were as follows:


                                                                          2000            1999            1998
         ===========================================================================================================
         Weighted average discount rate                                  7.00%           6.08%           6.00%
         Rate of increase in future compensation levels                  5.25%           4.33%           4.25%
         Expected long-term rate of return on plan assets                8.25%           7.33%           7.25%
         -----------------------------------------------------------------------------------------------------------

         The components of NPPBC for the postretirement benefit plan as a whole for the years ended December 31, 2000, 1999 and 1998 were as follows:


                                                                          2000            1999            1998
         ===========================================================================================================
         Service cost (benefits attributed to employee service
            during the year)                                            $ 12,200        $ 14,200       $   9,800
         Interest cost on accumulated postretirement benefit
            obligation                                                    18,700          17,600          15,400
         Expected return on plan assets                                   (7,900)         (4,800)         (4,400)
         Amortization of unrecognized transition obligation of
            affiliates                                                       600             600             200
         Net amortization and deferral                                    (1,300)           (500)            600
         -----------------------------------------------------------------------------------------------------------
                                                                        $ 22,300        $ 27,100        $ 21,600
         ===========================================================================================================

         Actuarial assumptions used for the measurement of the accumulated postretirement benefit obligation (APBO) and the NPPBC for the postretirement benefit plan for 2000, 1999 and 1998 were as follows:


                                                                          2000            1999            1998
         ===========================================================================================================
         NPPBC:
           Discount rate                                             7.80%           6.65%           6.70%
           Long term rate of return on plan
               assets, net of tax in 1999 and 1998                   8.30%           7.15%           5.83%
           Assumed health care cost trend rate:
               Initial rate                                         15.00%          15.00%          12.00%
               Ultimate rate                                         5.50%           5.50%           6.00%
               Uniform declining period                            5 Years         5 Years        12 Years
         -----------------------------------------------------------------------------------------------------------

         Because current plan costs are very close to the employer dollar caps, the health care cost trend has an immaterial effect on plan obligations for the postretirement benefit plan as a whole. For this reason, the effect of a one percentage point increase or decrease in the assumed health care cost trend rate on the APBO as of December 31, 2000 and on the NPPBC for the year ended December 31, 2000 was not calculated.

(10)     Shareholder's Equity, Regulatory Risk-Based Capital, Retained Earnings
         ----------------------------------------------------------------------
         and Dividend Restrictions
         -------------------------

         Ohio, the Company's state of domicile, imposes minimum risk-based capital requirements that were developed by the NAIC. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of the company's regulatory total adjusted capital, as defined by the NAIC, to its authorized control level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The Company exceeds the minimum risk-based capital requirements.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued

         The statutory capital and surplus of the Company as reported to regulatory authorities as of December 31, 2000, 1999 and 1998 was $67,769, $63,275 and $70,135, respectively. The statutory net loss of the Company as reported to regulatory authorities for the years ended December 31, 2000, 1999 and 1998 was $(6,150), $(305) and $(3,371),
         respectively.

         The NAIC completed a project to codify statutory accounting principles (Codification), which is effective January 1, 2001 for NLAIC. The resulting change to the Company's January 1, 2001 surplus was an increase of approximately $3,674. The significant change for NLAIC, as a result of Codification, was the recording of deferred taxes, which were not recorded prior to the adoption of Codification.

         The Company is limited in the amount of shareholder dividends it may pay without prior approval by the Department. As of December 31, 2000, the maximum amount available for dividend payment from the Company to its shareholder without prior approval of the Department was $6,777.

         The Company currently does not expect such regulatory requirements to impair its ability to pay operating expenses and shareholder dividends in the future.

(11)     Transactions With Affiliates
         ----------------------------

         In December 2000, the Company received a capital contribution from NLIC in the amount of $25,000.

         The Company leases office space from NMIC and certain of its subsidiaries. For the years ended December 31, 2000, 1999 and 1998, the Company made lease payments to NMIC and its subsidiaries of $441, $660 and $430, respectively.

         Pursuant to a cost sharing agreement among NMIC and certain of its direct and indirect subsidiaries, including the Company, NMIC provides certain operational and administrative services, such as sales support, advertising, personnel and general management services, to those subsidiaries. Expenses covered by this agreement are subject to allocation among NMIC, the Company and other affiliates. Measures used to allocate expenses among companies include individual employee estimates of time spent, special cost studies, salary expense, commission expense and other methods agreed to by the participating companies that are within industry guidelines and practices. In addition, beginning in 1999 Nationwide Services Company, a subsidiary of NMIC, provides computer, telephone, mail, employee benefits administration, and other services to NMIC and certain of its direct and indirect subsidiaries, including the Company, based on specified rates for units of service consumed. For the years ended December 31, 2000, 1999 and 1998, the Company made payments to NMIC and Nationwide Services Company totaling $4,704, $5,150 and $2,933, respectively. In addition, the Company does not believe that expenses recognized under these agreements are materially different than expenses that would have been recognized had the Company operated on a stand-alone basis.

         Effective December 31, 1996, the Company entered into an intercompany reinsurance agreement with NLIC whereby certain inforce and subsequently issued fixed individual deferred annuity contracts are ceded on a 100% coinsurance with funds withheld basis. On December 31, 1997, the agreement was amended to a modified coinsurance basis. Under modified coinsurance agreements, invested assets and liabilities for future policy benefits are retained by the ceding company and net investment earnings on the invested assets are paid to the assuming company. Under terms of the Company's agreement, the investment risk associated with changes in interest rates is borne by NLIC. Risk of asset default is retained by the Company, although a fee is paid by NLIC to the Company for the Company's retention of such risk. The agreement will remain inforce until all contract obligations are settled. Amounts ceded to NLIC in 2000 are included in NLIC's results of operations for 2000 and include premiums of $432,803 ($258,468 and $241,503 in 1999 and 1998, respectively), net investment income of $88,771 ($75,963 and $66,353 in 1999 and 1998, respectively) and benefits, claims and other expenses of $524,715 ($319,240 and $296,659 in 1999 and 1998, respectively). In consideration for the initial inforce business reinsured, NLIC paid the Company $26,473 in commission and expense allowances which were applied to the Company's deferred policy acquisition costs as of December 31, 1996. No significant gain or loss was recognized as a result of the agreement.

         During 1999, the Company entered into an intercompany reinsurance agreement with NLIC whereby a certain life insurance contract was ceded on a 100% coinsurance basis. Amounts ceded to NLIC include premiums of $87,696 in 1999 (none in 2000) and expenses of $185 and $3,150 during 2000 and 1999, respectively. Policy reserves ceded under this agreement totaled $96,892 and $91,667 as of December 31, 2000 and 1999,
         respectively.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued

         The ceding of risk does not discharge the original insurer from its primary obligation to the contractholder. The Company believes that the terms of the reinsurance agreements with affiliates are consistent in all material respects with what the Company could have obtained with unaffiliated parties.

         The Company and various affiliates entered into agreements with Nationwide Cash Management Company (NCMC), an affiliate, under which NCMC acts as common agent in handling the purchase and sale of short-term securities for the respective accounts of the participants. Amounts on deposit with NCMC were $56,332 and $706 as of December 31, 2000 and 1999, respectively, and are included in short-term investments on the accompanying balance sheets.

(12)     Contingencies
         -------------

         On October 29, 1998, the Company was named in a lawsuit filed in Ohio state court related to the sale of deferred annuity products for use as investments in tax-deferred contributory retirement plans (Mercedes Castillo v. Nationwide Financial Services, Inc., Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company). On May 3, 1999, the complaint was amended to, among other things, add Marcus Shore as a second plaintiff. The amended complaint is brought as a class action on behalf of all persons who purchased individual deferred annuity contracts or participated in group annuity contracts sold by the Company and the other named Company affiliates which were used to fund certain tax-deferred retirement plans. The amended complaint seeks unspecified compensatory and punitive damages. No class has been certified. On June 11, 1999, the Company and the other named defendants filed a motion to dismiss the amended complaint. On March 8, 2000, the court denied the motion to dismiss the amended complaint filed by the Company and other named defendants. The Company intends to defend this lawsuit vigorously.

(13)     Segment Information
         -------------------

         The Company has redefined its business segments in order to align this disclosure with the way management currently views its core operations. This updated view better reflects the different economics of the Company's various businesses and also aligns well with the current market focus. As a result, the Company now reports two product segments: Individual Annuity and Life Insurance. All 1999 and 1998 amounts have been restated to reflect the new business segments.

         The Individual Annuity segment consists of both variable and fixed annuity contracts. Individual annuity contracts provide the customer with tax-deferred accumulation of savings and flexible payout options including lump sum, systematic withdrawal or a stream of payments for life. In addition, variable annuity contracts provide the customer with access to a wide range of investment options and asset protection in the event of an untimely death, while fixed annuity contracts generate a return for the customer at a specified interest rate fixed for a prescribed period. The Company's individual annuity products consist of single premium deferred annuities, flexible premium deferred annuities and single premium immediate annuities.

         The Life Insurance segment consists of insurance products, including universal life insurance, corporate-owned life insurance and bank-owned life insurance products, which provide a death benefit and also allow the customer to build cash value on a tax-advantaged basis.

         In addition to the product segments, the Company reports a Corporate segment. The Corporate segment includes net investment income not allocated to the two product segments and unallocated expenses. In addition to these operating revenues and expenses, the Company also reports net realized gains and losses on investments in the Corporate segment.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued

         The following table summarizes the financial results of the Company's business segments for the years ended December 31, 2000, 1999 and 1998.


                                               Individual         Life
                                                 Annuity        Insurance       Corporate         Total
         ====================================================================================================
         2000:
         Net investment income                  $     5,349     $    2,831      $    6,552      $   14,732
         Other operating revenue                     35,650         22,568               -          58,218
         ----------------------------------------------------------------------------------------------------
            Total operating revenue (1)              40,999         25,399           6,552          72,950
         ----------------------------------------------------------------------------------------------------
         Interest credited to policyholder
            account balances                          8,078          3,019               -          11,097
         Amortization of deferred policy
            acquisition costs                         9,189            704               -           9,893
         Other benefits and expenses                 22,098         13,465               -          35,563
         ----------------------------------------------------------------------------------------------------
            Total expenses                           39,365         17,188               -          56,553
         ----------------------------------------------------------------------------------------------------
         Operating income before
            federal income tax                        1,634          8,211           6,552          16,397
         Realized gains on investments                 -               -               842             842
         ----------------------------------------------------------------------------------------------------
         Income before federal
            income tax                          $     1,634     $    8,211      $    7,394      $   17,239
         ====================================================================================================
         Assets as of year end                  $ 3,573,040     $  548,240      $   52,954      $4,174,234
         ----------------------------------------------------------------------------------------------------
         1999:
         Net investment income                  $     6,246     $    1,596      $    6,117      $   13,959
         Other operating revenue                     29,497         16,647               -          46,144
         ----------------------------------------------------------------------------------------------------
            Total operating revenue (1)              35,743         18,243           6,117          60,103
         ----------------------------------------------------------------------------------------------------
         Interest credited to policyholder
            account balances                          6,561          1,987               -           8,548
         Amortization of deferred policy
            acquisition costs                         8,649          4,943               -          13,592
         Other benefits and expenses                 20,971          8,424               -          29,395
         ----------------------------------------------------------------------------------------------------
            Total expenses                           36,181         15,354               -          51,535
         ----------------------------------------------------------------------------------------------------
         Operating income (loss) before
            federal income tax                         (438)         2,889           6,117           8,568
         Realized gains on investments                    -              -           5,208           5,208
         ----------------------------------------------------------------------------------------------------
         Income (loss) before federal
            income tax                          $      (438)    $    2,889      $   11,325      $   13,776
         ====================================================================================================

         Assets as of year end                  $ 3,309,810     $  382,388      $   70,265      $3,762,463
         ----------------------------------------------------------------------------------------------------

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued

                                               Individual         Life
                                                 Annuity        Insurance       Corporate         Total
         ====================================================================================================
         1998:
         Net investment income                 $    5,375        $       408     $   5,531       $      11,314
         Other operating revenue                   21,391              8,386             -              29,777
         ----------------------------------------------------------------------------------------------------
            Total operating revenue (1)            26,766              8,794         5,531              41,091
         ----------------------------------------------------------------------------------------------------
         Interest credited to policyholder
            account balances                        4,660                221             -               4,881
         Amortization of deferred policy
            acquisition costs                       3,974                374             -               4,348
         Other benefits and expenses                6,529              4,009             -              10,538
         ----------------------------------------------------------------------------------------------------
            Total expenses                         15,163              4,604             -              19,767

         ----------------------------------------------------------------------------------------------------
         Operating income before federal
             income tax                            11,603              4,190         5,531              21,324
         Realized gains on investments                  -                  -           696                 696
         ----------------------------------------------------------------------------------------------------
         Income before federal
             income tax                        $   11,603        $     4,190     $   6,227       $      22,020
         ====================================================================================================
         Assets as of year end                 $2,664,869        $    92,482     $  82,087       $   2,839,438
         ----------------------------------------------------------------------------------------------------

          (1)  Excludes net realized gains and losses on investments

The Company has no significant revenue from customers located outside of the United States nor does the Company have any significant long-lived assets located outside the United States.